UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number333-256687

Guggenheim Active Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2021 - May 31, 2022

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the year ended May 31, 2022, originally filed with the U.S. Securities and Exchange Commission on August 10, 2022 (Accession Number: 0001821268-22-000197).The purpose of this amendment is solely to modify a line graph presentation. This Form N-CSR/A does not modify the financial statements therein or otherwise modify the disclosures therein in any way.

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

\

(Unaudited)	May 31, 2022

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Active Allocation Fund (the “Fund”). This report covers the Fund’s performance for the since inception period (November 23, 2021, through May 31, 2022, or the “Reporting Period”).

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have risen recently and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical) social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments selected from a variety of sectors and credit qualities. The Fund may also invest in common stocks and other equity investments that the Fund’s sub-advisers

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 3

(Unaudited) continued	May 31, 2022

believe offer attractive yield and/or capital appreciation potential. The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between fixed-income and equity securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -18.03% and a total return based on NAV of -10.51%. As of May 31, 2022, the Fund’s market price of $15.94 per share represented a discount of 8.60% to its NAV of $17.44 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the Reporting Period, the Fund paid a distribution of $0.118750 per share per month beginning in February 2022. The most recent distribution represents an annualized distribution rate of 8.94% based on the Fund’s closing market price of $15.94 per share on May 31, 2022.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 14, and Note 2(f) on page 103 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 135 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gug.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Active Allocation Fund

June 30, 2022

4 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2022

In the 12 months ended May 31, 2022, the yield on the two-year Treasury rose 242 basis points to 2.56% from 0.14%, and the 10-year Treasury increased by 125 basis points to 2.84% from 1.59% as the Federal Reserve (the “Fed”) began raising rates in March 2022 to battle inflation. The spread between the two-year Treasury and 10-year Treasury narrowed to 29 basis points from 145 basis points. One basis point is equal to one-hundredth of one percent, or 0.01%.

The first half of 2022 was extremely challenging for investors, with interest rates rising sharply even as downside risks to the economic outlook accumulated, pushing stock and bond returns deep into negative territory.

With the labor market overheated and inflation considerably above the Fed’s target, we have entered an uncomfortable regime where “good news is bad news,” and the “Fed put” is deeply out of the money. For the first time in many years, the Fed is aggressively tightening financial conditions in an effort to slow down the economy, keep inflation expectations in check, and bring inflation down to the 2% target. The Fed’s crusade to crush inflation is reverberating around the world, as the strengthening dollar is boosting inflation and inflation expectations in other countries, forcing central banks to tighten policy to avoid an erosion of their own inflation credibility.

The tightening of global financial conditions may further restrain growth, which has already slowed meaningfully in the United States in the first half of 2022 after a robust 2021. Growth this year has been hampered by supply-side constraints as the unemployment rate has fallen to 3.6%, commodity markets have been roiled by Russia’s war in Ukraine and the Chinese economy has been hobbled by renewed COVID-19 lockdowns.

Slower demand growth and limited slack have already served to moderate the pace of improvement in the labor market, with aggregate payroll growth and the pace of the decline in the unemployment rate slowing markedly since last fall. This indicates that the labor market has already started to cool even before the tightening of financial conditions has really been felt. High-frequency indicators and news reports point to a further slowdown in the job market in coming months.

Inflation is a lagging indicator and continues to run far above the Fed’s target. While some measures of inflation have cooled in recent months, the all-important headline consumer price index sits at a cycle high of 8.6% as of May 2022. Our analysis indicates that a recession will be required to bring inflation down to target, and we believe a recession could begin by 2023.

With a recession coming closer into view and the bond market already pricing in wider credit spreads and substantial further Fed tightening, we believe now is an opportune time to add high-quality, longer-duration fixed income ahead of the Fed easing cycle that we forecast to begin next year. We expect fixed income to once again provide a ballast in multi-asset portfolios as growth slows and inflation begins to recede.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 5

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2022

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to the Guggenheim Active Allocation Fund (“Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”) and Guggenheim Partners Advisors, LLC (“GPA”) (each a “Sub-Adviser” and together, the “Sub-Advisers”).

This team includes B. Scott Minerd, Chairman of Guggenheim Investments, Chief Investment Officer of GPA, and Global Chief Investment Officer and Managing Partner of Guggenheim Partners, LLC; Anne B. Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director of GPIM; Adam J. Bloch, Managing Director and Portfolio Manager of GPIM; and Evan L. Serdensky, Director and Portfolio Manager of GPIM.

RETURN OF FUND AND COMPARATIVE INDEXES

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the since inception period (November 23, 2021 through May 31, 2022, or the “Reporting Period”), the Fund provided a total return based on market price of -18.03% and a total return based on NAV of -10.51%. As of May 31, 2022, the Fund’s market price of $15.94 per share represented a discount of 8.60% to its NAV of $17.44 per share. As of the commencement of the Fund’s operations on November 23, 2021, the Fund’s market price was $20.00 per share and its NAV was $20.00 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 11 for additional information about the Fund’s performance.

Index	Total Return
(for Reporting Period)
Bloomberg U.S. Aggregate Bond Index	-8.09%
Bloomberg U.S. Corporate Bond High Yield Index	-6.70%
Credit Suisse Leveraged Loan Index	-1.98%
ICE Bank of America Asset Backed Security Master BBB-AA Index	-5.25%
NASDAQ 100 Index	-22.16%
Russell 2000 Index	-19.40%
S&P 500 Index	-11.23%

6 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2022

DISTRIBUTIONS

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share beginning in February 2022. The most recent distribution represents an annualized distribution rate of 8.94% based on the Fund’s closing market price of $15.94 per share on May 31, 2022.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 14, and Note 2(f) on page 103 for more information on distributions for the period.

Payable Date	Amount
February 28, 2022	$0.118750
March 31, 2022	$0.118750
April 29, 2022	$0.118750
May 31, 2022	$0.118750
Total	$0.475000

PERFORMANCE CONTRIBUTORS AND DETRACTORS

Just over one month into the period from the Fund's inception (November 23, 2021) through May 31, 2022 (the “Reporting Period”), broader risk markets began to deflate as expectations for the removal of easy monetary conditions and the reduced prospects for growth began to dominate the rhetoric causing the Fund to experience negative performance. The widening in credit spreads that began in January 2022 was the primary detractor from the Fund’s performance as the Fund’s allocations to high yield corporates and preferred stock were particularly impacted. Alongside widening in credit, broad equity markets experienced negative returns during the Reporting Period, which negatively impacted the Fund’s equity strategies. The rise in interest rates over the Reporting Period also detracted from performance, though this was relatively limited given the Fund’s shorter duration profile. As the Fund ramped up exposure to credit and equities over the Reporting Period, it began to use leverage which, given negative total returns across all asset classes over the Reporting Period, also detracted from performance. The Fund's portfolio allocations remained relatively consistent during the Reporting Period.

DURATION

The Fund has no set policy regarding portfolio duration or maturity; the Fund's duration at the end of the Reporting Period was 5.13 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow). GPIM may seek to manage the Fund’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 7

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2022

LEVERAGE

As of May 31, 2022, the Fund’s leverage was approximately 30% of Managed Assets (as described herein). The Fund commenced operations at the beginning of the Reporting Period, at which time it had no leverage

The Fund currently employs financial leverage through reverse repurchase agreements and a credit facility with a major bank. Given negative total returns across asset classes over the Reporting Period, leverage detracted from performance.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Investments in Investment Funds (as defined below in the Additional Information Regarding the Fund section.) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses. These risks are further discussed below in the Additional Information Regarding the Fund section.

DERIVATIVES TYPES, USES, AND IMPACT ON PERFORMANCE

The Fund used a variety of derivatives during the Reporting Period to hedge certain exposures, and to gain market risk while the Fund was investing its proceeds from its IPO. Derivatives used for hedging include call writing, which added to performance as equities broadly fell, and FX forwards, which benefitted as the dollar strengthened versus both the Euro and the Pound. Derivatives used for market exposure included high yield credit default index swaps, which detracted from performance as spreads widened.

PERFORMANCE SINCE IPO

The Fund’s IPO coincided with the approximate peak in risk asset prices for the current expansionary cycle. The Fund was slow to ramp during its first few months, as GPIM preferred to remain patient and wait for better opportunities, particularly within fixed income as yields continued to move higher. The measured pace at which the Fund ramped exposure helped to minimize transaction costs and allow the Fund to continue ramping after asset prices fell.

FUND POSITIONING AND OUTLOOK

As of the end of the Reporting Period, risk assets continued to re-price lower as markets came to terms with tighter monetary policy and accordingly higher interest rates amid global central bankers’ efforts to curb record inflation. We expect volatility to continue for several months after the Reporting Period as rapidly changing economic data remains highly impactful on valuations. While that outlook is likely negative for risk assets in the near term, the Fund generally benefits from a long-term investment horizon. During such periods of volatility, GPIM typically seeks to add to attractive risk, particularly within credit, where, during the Reporting Period, negative performance outpaced what we would expect relative to equities. Accordingly, by the end of the Reporting Period, the Fund had reduced its exposure to equities, in particular taking advantage of some of its winning stock strategies, to free up cash to redeploy into credit sectors that cheapened. We believe high yield bonds and certain areas of structured credit, including CLOs, presented compelling relative value as of the end of the Reporting Period, especially when combined with our fundamental, bottom-up credit work.

8 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2022

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Aggregate Bond 1-3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 9

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2022

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. The Fund's Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gug also include information about the risks of investing in the Fund. Shareholders may access the Fund's Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

10 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2022

Fund Statistics
Market Price	$15.94
Net Asset Value	$17.44
Discount to NAV	-8.60%
Net Assets ($000)	$575,323

Cumulative Fund Performance*

$12,000
$10,000
$8,000
$6,000
$9,191
$8,949
$8,197
11/23/21
05/31/22
Guggenheim Asset Allocation Fund (at NAV)
Guggenheim Asset Allocation Fund (at Market)
Bloomberg U.S. Aggregate Bond Index

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Further, the Bloomberg U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency). The Fund does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2022

Since Inception
(non-annualized)
(11/23/21)
Guggenheim Active Allocation Fund
NAV	-10.51%
Market	-18.03%
Bloomberg U.S. Aggregate Bond Index	-8.09%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	May 31, 2022

performance figures, please visit guggenheiminvestments.com/gug. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $20.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	46.7%
Common Stocks	33.1%
Senior Floating Rate Interests	24.5%
Exchange-Traded Funds	12.4%
Asset-Backed Securities	11.3%
Preferred Stocks	5.9%
Closed-End Funds	2.3%
Other	3.9%
Total Investments	140.1%
Options Written	(1.1%)
Other Assets & Liabilities, net	(39.0%)
Net Assets	100.0%

12 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2022

Ten Largest Holdings	% of Net Assets
iShares Russell 2000 Index ETF	3.5%
Invesco QQQ Trust Series	3.4%
SPDR S&P 500 ETF Trust	3.4%
Midcap Funding XLVI Trust, 4.33%	2.3%
CIFC Funding Ltd., 8.04%	1.5%
Hotwire Funding LLC, 4.46%	1.2%
Pershing Square Tontine Holdings Ltd. — Class A	1.1%
iShares Silver Trust	1.1%
Madison Park Funding LIII Ltd., 6.40%	1.1%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	1.1%
Top Ten Total	19.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gug. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating[1]
% of Total
Rating	Investments
Investments
AAA	0.6%
A	1.0%
BBB	4.3%
BB	22.1%
B	26.2%
CCC	2.0%
CC	0.1%
NR2	4.0%
Other Instruments	39.7%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody's and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2022

14 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1%
Financial – 8.2%
Pershing Square Tontine Holdings Ltd. — Class A*,1	329,700	$ 6,547,842
MSD Acquisition Corp. — Class A*,1	394,720	3,860,362
Colicity, Inc. — Class A*,1	311,340	3,041,792
RXR Acquisition Corp. — Class A*,1	116,625	1,138,260
Blue Whale Acquisition Corp. I — Class A*,1	87,092	839,567
Acropolis Infrastructure Acquisition Corp. — Class A*,1	75,728	730,775
TPG Pace Beneficial II Corp.*,1	74,305	725,217
SVB Financial Group*,2	1,153	563,321
Invesco Ltd.[2]	29,117	563,123
Discover Financial Services[2]	4,922	558,598
Franklin Resources, Inc.[2]	20,372	551,674
Ameriprise Financial, Inc.[2]	1,885	520,769
T. Rowe Price Group, Inc.[2]	3,976	505,310
Waverley Capital Acquisition Corp. 1 — Class A*,1	52,224	504,745
Lincoln National Corp.[2]	8,571	496,518
BlackRock, Inc. — Class A2	733	490,436
Mastercard, Inc. — Class A2	1,184	423,718
Signature Bank[2]	1,840	397,937
Progressive Corp.[2]	2,407	287,348
W R Berkley Corp.[2]	4,038	287,187
Principal Financial Group, Inc.[2]	3,905	284,792
Host Hotels & Resorts, Inc. REIT[2]	14,099	281,839
Allstate Corp.[2]	2,059	281,445
Crown Castle International Corp. REIT[2]	1,463	277,458
American Tower Corp. — Class A REIT[2]	1,082	277,133
Hartford Financial Services Group, Inc.[2]	3,795	275,175
Visa, Inc. — Class A2	1,292	274,124
Loews Corp.[2]	4,173	273,290
Marsh & McLennan Companies, Inc.[2]	1,698	271,595
Iron Mountain, Inc. REIT[2]	5,028	271,009
Northern Trust Corp.[2]	2,416	269,988
Synchrony Financial[2]	7,251	268,577
Arthur J Gallagher & Co.[2]	1,654	267,849
Cincinnati Financial Corp.[2]	2,088	266,972
MetLife, Inc.[2]	3,957	266,662
SBA Communications Corp. REIT[2]	792	266,595
Chubb Ltd.[2]	1,258	265,803
M&T Bank Corp.[2]	1,476	265,636
Realty Income Corp. REIT[2]	3,888	265,239
Everest Re Group Ltd.[2]	936	264,420
Assurant, Inc.[2]	1,495	264,152

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
Travelers Companies, Inc.[2]	1,462	$ 261,756
American International Group, Inc.[2]	4,457	261,537
Digital Realty Trust, Inc. REIT[2]	1,873	261,452
JPMorgan Chase & Co.[2]	1,971	260,625
Raymond James Financial, Inc.[2]	2,643	260,309
Regency Centers Corp. REIT[2]	3,801	259,266
Morgan Stanley[2]	2,983	256,956
Aflac, Inc.[2]	4,237	256,635
Regions Financial Corp.[2]	11,596	256,156
U.S. Bancorp[2]	4,826	256,116
Globe Life, Inc.[2]	2,623	255,926
American Express Co.[2]	1,513	255,425
Prudential Financial, Inc.[2]	2,396	254,575
Goldman Sachs Group, Inc.[2]	777	253,962
Weyerhaeuser Co. REIT[2]	6,413	253,442
Kimco Realty Corp. REIT[2]	10,716	253,433
Equinix, Inc. REIT[2]	366	251,475
Citigroup, Inc.[2]	4,691	250,546
Cboe Global Markets, Inc.[2]	2,229	250,339
Duke Realty Corp. REIT[2]	4,737	250,256
Capital One Financial Corp.[2]	1,953	249,711
Welltower, Inc. REIT[2]	2,786	248,205
Federal Realty Investment Trust REIT[2]	2,145	246,611
Ventas, Inc. REIT[2]	4,343	246,422
Berkshire Hathaway, Inc. — Class B*,2	778	245,832
First Republic Bank[2]	1,584	245,567
PNC Financial Services Group, Inc.[2]	1,395	244,697
Willis Towers Watson plc[2]	1,151	242,942
Brown & Brown, Inc.[2]	4,051	240,508
CBRE Group, Inc. — Class A*,2	2,901	240,319
Comerica, Inc.[2]	2,886	240,144
Wells Fargo & Co.[2]	5,242	239,926
Huntington Bancshares, Inc.[2]	17,260	239,569
Nasdaq, Inc.[2]	1,541	239,256
Aon plc — Class A2	860	237,076
Bank of New York Mellon Corp.[2]	5,081	236,825
Bank of America Corp.[2]	6,300	234,360
Healthpeak Properties, Inc. REIT[2]	7,839	232,740
Extra Space Storage, Inc. REIT[2]	1,293	230,413
Public Storage REIT[2]	694	229,464
Boston Properties, Inc. REIT[2]	2,058	228,808

See notes to financial statements.

16 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
Fifth Third Bancorp[2]	5,774	$ 227,669
Zions Bancorp North America[2]	3,957	225,707
Equity Residential REIT[2]	2,927	224,881
State Street Corp.[2]	3,095	224,357
Citizens Financial Group, Inc.[2]	5,420	224,280
Simon Property Group, Inc. REIT[2]	1,954	224,026
Alexandria Real Estate Equities, Inc. REIT[2]	1,348	223,701
CME Group, Inc. — Class A2	1,124	223,485
Charles Schwab Corp.[2]	3,166	221,937
KeyCorp[2]	11,085	221,257
Truist Financial Corp.[2]	4,446	221,144
Mid-America Apartment Communities, Inc. REIT[2]	1,219	220,639
AvalonBay Communities, Inc. REIT[2]	1,054	219,190
Prologis, Inc. REIT[2]	1,719	219,138
Essex Property Trust, Inc. REIT[2]	756	214,591
UDR, Inc. REIT[2]	4,486	214,431
Intercontinental Exchange, Inc.[2]	2,011	205,906
Camden Property Trust REIT[2]	1,415	203,038
Vornado Realty Trust REIT[2]	5,497	192,175
TPG, Inc.	3,400	99,178
EastGroup Properties, Inc. REIT	473	76,413
STAG Industrial, Inc. REIT	2,043	68,032
First Financial Bankshares, Inc.	1,517	62,561
Glacier Bancorp, Inc.	1,288	62,352
Valley National Bancorp	4,679	59,470
Cadence Bank	2,120	56,668
Old National Bancorp	3,430	54,537
Terreno Realty Corp. REIT	863	52,393
Houlihan Lokey, Inc.	597	51,306
National Storage Affiliates Trust REIT	949	49,775
UMB Financial Corp.	512	47,283
Broadstone Net Lease, Inc. REIT	1,850	39,127
Innovative Industrial Properties, Inc. REIT	292	38,851
United Community Banks, Inc.	1,222	38,407
LXP Industrial Trust REIT	3,282	37,940
SouthState Corp.	451	36,434
Walker & Dunlop, Inc.	341	36,252
Pacific Premier Bancorp, Inc.	1,095	35,653
Outfront Media, Inc. REIT	1,700	35,071
DigitalBridge Group, Inc. REIT*	5,668	34,121
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	896	34,111

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
Moelis & Co. — Class A	714	$ 33,501
WSFS Financial Corp.	760	32,513
Essential Properties Realty Trust, Inc. REIT	1,411	32,284
Trupanion, Inc.*	446	29,828
Macerich Co. REIT	2,498	29,351
United Bankshares, Inc.	768	28,846
Agree Realty Corp. REIT	411	28,593
Blackstone Mortgage Trust, Inc. — Class A REIT	918	28,559
Navient Corp.	1,773	28,368
RLI Corp.	234	28,342
Focus Financial Partners, Inc. — Class A*	751	28,313
Hamilton Lane, Inc. — Class A	407	28,307
Ryman Hospitality Properties, Inc. REIT*	314	28,037
Independence Realty Trust, Inc. REIT	1,192	28,024
Kinsale Capital Group, Inc.	125	27,485
Selective Insurance Group, Inc.	346	27,438
Essent Group Ltd.	634	27,129
Chimera Investment Corp. REIT	2,752	26,970
Piper Sandler Cos.	204	26,885
Kite Realty Group Trust REIT	1,267	26,556
Artisan Partners Asset Management, Inc. — Class A	687	26,388
Axos Financial, Inc.*	669	25,857
Silvergate Capital Corp. — Class A*	327	25,669
Hancock Whitney Corp.	505	25,169
Healthcare Realty Trust, Inc. REIT	865	25,146
ServisFirst Bancshares, Inc.	291	24,258
Physicians Realty Trust REIT	1,290	23,929
Flagstar Bancorp, Inc.	611	23,542
Radian Group, Inc.	1,055	22,693
Independent Bank Corp.	267	22,241
Brandywine Realty Trust REIT	1,990	22,188
Cohen & Steers, Inc.	291	22,177
PS Business Parks, Inc. REIT	117	21,953
Newmark Group, Inc. — Class A	1,942	21,498
Apple Hospitality REIT, Inc. REIT	1,252	20,921
BankUnited, Inc.	501	20,872
Community Bank System, Inc.	313	20,658
Triumph Bancorp, Inc.*	281	20,440
PotlatchDeltic Corp. REIT	386	20,250
Cannae Holdings, Inc.*	994	20,148
Home BancShares, Inc.	891	20,128

See notes to financial statements.

18 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
CVB Financial Corp.	798	$ 19,774
Phillips Edison & Company, Inc. REIT	582	19,637
Eastern Bankshares, Inc.	1,003	19,528
American Equity Investment Life Holding Co.	485	19,526
First Interstate BancSystem, Inc. — Class A	510	19,416
Sabra Health Care REIT, Inc. REIT	1,330	18,673
Federated Hermes, Inc. — Class B	544	18,480
Simmons First National Corp. — Class A	718	18,460
LendingClub Corp.*	1,171	18,408
Corporate Office Properties Trust REIT	662	18,298
Associated Banc-Corp.	869	17,988
Ameris Bancorp	388	17,689
Cathay General Bancorp	426	17,513
First BanCorp	1,166	17,408
Equity Commonwealth REIT*	638	17,385
Stewart Information Services Corp.	313	17,368
Pebblebrook Hotel Trust REIT	762	17,153
Texas Capital Bancshares, Inc.*	297	16,789
Enstar Group Ltd.*	72	16,699
Virtus Investment Partners, Inc.	85	16,376
SITE Centers Corp. REIT	1,016	15,971
Independent Bank Group, Inc.	218	15,931
Argo Group International Holdings Ltd.	371	15,716
Atlantic Union Bankshares Corp.	441	15,550
Sunstone Hotel Investors, Inc. REIT*	1,276	15,274
Cushman & Wakefield plc*	813	15,179
National Health Investors, Inc. REIT	256	15,142
Live Oak Bancshares, Inc.	376	15,100
Fulton Financial Corp.	932	14,772
Customers Bancorp, Inc.*	357	14,744
Kennedy-Wilson Holdings, Inc.	695	14,637
CNO Financial Group, Inc.	704	14,481
StepStone Group, Inc. — Class A	527	14,366
Meta Financial Group, Inc.	345	14,342
BRP Group, Inc. — Class A*	559	14,098
Columbia Banking System, Inc.	459	13,839
Arbor Realty Trust, Inc. REIT	838	13,760
First Merchants Corp.	331	13,624
International Bancshares Corp.	315	13,208
Uniti Group, Inc. REIT	1,153	13,075
RLJ Lodging Trust REIT	970	13,027

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
Urban Edge Properties REIT	679	$ 12,799
Bancorp, Inc.*	613	12,769
Flywire Corp.*	659	12,725
DiamondRock Hospitality Co. REIT*	1,226	12,616
Retail Opportunity Investments Corp. REIT	697	12,595
Four Corners Property Trust, Inc. REIT	454	12,517
Washington Federal, Inc.	380	12,331
Xenia Hotels & Resorts, Inc. REIT*	668	12,285
Service Properties Trust REIT	1,924	12,179
WesBanco, Inc.	354	12,057
Washington Real Estate Investment Trust REIT	496	12,048
Genworth Financial, Inc. — Class A*	2,973	12,041
Redfin Corp.*	1,216	11,917
Banner Corp.	200	11,622
McGrath RentCorp	141	11,592
TowneBank	393	11,586
First Financial Bancorp	542	11,371
Sandy Spring Bancorp, Inc.	259	10,969
Goosehead Insurance, Inc. — Class A	211	10,926
Seacoast Banking Corporation of Florida	319	10,923
Hilltop Holdings, Inc.	362	10,864
Safehold, Inc. REIT	242	10,854
Piedmont Office Realty Trust, Inc. — Class A REIT	727	10,716
Two Harbors Investment Corp. REIT	2,005	10,707
PJT Partners, Inc. — Class A	139	10,542
Tanger Factory Outlet Centers, Inc. REIT	600	10,506
CareTrust REIT, Inc.	566	10,488
Apollo Commercial Real Estate Finance, Inc. REIT	823	10,477
Trustmark Corp.	359	10,443
Heartland Financial USA, Inc.	236	10,438
Park National Corp.	84	10,392
Lakeland Financial Corp.	143	10,319
eXp World Holdings, Inc.	736	10,282
Provident Financial Services, Inc.	440	10,116
Acadia Realty Trust REIT	509	10,007
American Assets Trust, Inc. REIT	292	9,957
Paramount Group, Inc. REIT	1,095	9,921
Renasant Corp.	320	9,901
Easterly Government Properties, Inc. REIT	504	9,893
Hope Bancorp, Inc.	678	9,885
Horace Mann Educators Corp.	244	9,872

See notes to financial statements.

20 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
St. Joe Co.	195	$ 9,845
Veritex Holdings, Inc.	278	9,580
NexPoint Residential Trust, Inc. REIT	130	9,552
Enterprise Financial Services Corp.	203	9,401
PRA Group, Inc.*	253	9,361
PennyMac Mortgage Investment Trust REIT	574	9,287
Bank of NT Butterfield & Son Ltd.	294	9,284
Northwest Bancshares, Inc.	717	9,242
Eagle Bancorp, Inc.	185	9,169
NMI Holdings, Inc. — Class A*	492	9,156
Westamerica BanCorp	152	9,152
NBT Bancorp, Inc.	247	9,134
BancFirst Corp.	100	9,073
Palomar Holdings, Inc.*	144	8,950
LTC Properties, Inc. REIT	228	8,833
Encore Capital Group, Inc.*	144	8,800
Global Net Lease, Inc. REIT	608	8,798
MFA Financial, Inc. REIT	649	8,774
Alexander & Baldwin, Inc. REIT	424	8,650
PennyMac Financial Services, Inc.	176	8,627
LendingTree, Inc.*	136	8,583
Nelnet, Inc. — Class A	99	8,384
Realogy Holdings Corp.*	675	8,356
Stock Yards Bancorp, Inc.	141	8,319
Veris Residential, Inc. REIT*	515	8,286
FB Financial Corp.	195	8,194
OFG Bancorp	287	8,134
Safety Insurance Group, Inc.	85	7,893
Capitol Federal Financial, Inc.	762	7,734
First Commonwealth Financial Corp.	552	7,733
Preferred Apartment Communities, Inc. — Class A REIT	308	7,681
First Bancorp	201	7,531
StoneX Group, Inc.*	100	7,507
Berkshire Hills Bancorp, Inc.	286	7,467
Southside Bancshares, Inc.	182	7,340
TriCo Bancshares	161	7,300
City Holding Co.	87	7,142
ProAssurance Corp.	315	6,996
First Busey Corp.	294	6,894
Centerspace REIT	83	6,887
Redwood Trust, Inc. REIT	675	6,885

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
OceanFirst Financial Corp.	341	$ 6,878
National Bank Holdings Corp. — Class A	168	6,846
iStar, Inc. REIT	393	6,838
Employers Holdings, Inc.	163	6,750
Empire State Realty Trust, Inc. — Class A REIT	838	6,704
Enova International, Inc.*	212	6,695
S&T Bancorp, Inc.	227	6,676
Getty Realty Corp. REIT	238	6,650
B Riley Financial, Inc.	118	6,413
First Foundation, Inc.	284	6,404
Brookline Bancorp, Inc.	450	6,376
Tompkins Financial Corp.	82	6,249
Dime Community Bancshares, Inc.	197	6,194
Banc of California, Inc.	321	6,176
Radius Global Infrastructure, Inc. — Class A*	410	6,109
BGC Partners, Inc. — Class A	1,855	6,047
ConnectOne Bancorp, Inc.	218	6,008
Office Properties Income Trust REIT	281	5,988
RPT Realty REIT	488	5,939
Marcus & Millichap, Inc.	139	5,821
Industrial Logistics Properties Trust REIT	380	5,799
Necessity Retail REIT, Inc.	723	5,770
AMERISAFE, Inc.	114	5,746
Premier Financial Corp.	211	5,733
Ready Capital Corp. REIT	387	5,681
Nicolet Bankshares, Inc.*	71	5,670
Apartment Investment and Management Co. — Class A REIT*	890	5,589
James River Group Holdings Ltd.	218	5,570
Farmer Mac — Class C	53	5,566
Broadmark Realty Capital, Inc. REIT	753	5,565
German American Bancorp, Inc.	144	5,476
Preferred Bank/Los Angeles CA	79	5,412
Lakeland Bancorp, Inc.	348	5,401
Armada Hoffler Properties, Inc. REIT	386	5,319
Summit Hotel Properties, Inc. REIT*	608	5,314
Community Healthcare Trust, Inc. REIT	141	5,313
Heritage Financial Corp.	203	5,298
TriState Capital Holdings, Inc.*	172	5,260
Origin Bancorp, Inc.	132	5,159
Blucora, Inc.*	285	5,042
Washington Trust Bancorp, Inc.	100	5,020

See notes to financial statements.

22 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
UMH Properties, Inc. REIT	254	$ 5,001
QCR Holdings, Inc.	90	4,988
NETSTREIT Corp. REIT	236	4,963
Gladstone Land Corp. REIT	182	4,885
Columbia Financial, Inc.*	234	4,865
Ellington Financial, Inc. REIT	313	4,848
Kearny Financial Corp.	385	4,778
WisdomTree Investments, Inc.	802	4,772
1st Source Corp.	98	4,608
HomeStreet, Inc.	114	4,595
Global Medical REIT, Inc.	351	4,563
Univest Financial Corp.	172	4,558
Horizon Bancorp, Inc.	251	4,510
Amerant Bancorp, Inc.	153	4,507
BrightSpire Capital, Inc. REIT	503	4,472
Allegiance Bancshares, Inc.	111	4,468
Gladstone Commercial Corp. REIT	217	4,403
Metropolitan Bank Holding Corp.*	57	4,402
Peoples Bancorp, Inc.	151	4,316
Hanmi Financial Corp.	182	4,248
KKR Real Estate Finance Trust, Inc. REIT	206	4,206
Cowen, Inc. — Class A	154	4,087
Universal Health Realty Income Trust REIT	76	4,079
United Fire Group, Inc.	125	4,051
MBIA, Inc.*	285	3,993
Heritage Commerce Corp.	348	3,992
HarborOne Bancorp, Inc.	276	3,944
International Money Express, Inc.*	191	3,938
Flushing Financial Corp.	170	3,927
ARMOUR Residential REIT, Inc.	518	3,916
Community Trust Bancorp, Inc.	92	3,869
Central Pacific Financial Corp.	160	3,862
Brightsphere Investment Group, Inc.	189	3,854
Ares Commercial Real Estate Corp. REIT	260	3,822
Camden National Corp.	85	3,762
TPG RE Finance Trust, Inc. REIT	358	3,755
First Mid Bancshares, Inc.	99	3,727
Byline Bancorp, Inc.	148	3,697
Plymouth Industrial REIT, Inc.	182	3,696
Chatham Lodging Trust REIT*	285	3,631
CrossFirst Bankshares, Inc.*	270	3,626

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
First Bancshares, Inc.	120	$ 3,612
TrustCo Bank Corporation NY	112	3,607
World Acceptance Corp.*	24	3,554
City Office REIT, Inc.	254	3,541
Great Southern Bancorp, Inc.	59	3,502
Peapack-Gladstone Financial Corp.	103	3,471
Granite Point Mortgage Trust, Inc. REIT	313	3,443
Saul Centers, Inc. REIT	70	3,434
CatchMark Timber Trust, Inc. — Class A REIT	291	3,431
Northfield Bancorp, Inc.	258	3,429
Dynex Capital, Inc. REIT	210	3,423
Cambridge Bancorp	40	3,340
Midland States Bancorp, Inc.	124	3,333
Whitestone REIT — Class B	268	3,294
Invesco Mortgage Capital, Inc. REIT	1,829	3,256
Franklin BSP Realty Trust, Inc. REIT	209	3,235
Diversified Healthcare Trust REIT	1,414	3,210
Diamond Hill Investment Group, Inc.	17	3,181
Urstadt Biddle Properties, Inc. — Class A REIT	177	3,115
CBTX, Inc.	109	3,098
Mercantile Bank Corp.	92	3,041
First Financial Corp.	66	2,969
Bank of Marin Bancorp	90	2,961
SiriusPoint Ltd.*	527	2,951
National Western Life Group, Inc. — Class A	14	2,927
Alexander’s, Inc. REIT	12	2,907
Ambac Financial Group, Inc.*	271	2,902
Farmers National Banc Corp.	184	2,857
Bank First Corp.	39	2,834
First Community Bankshares, Inc.	97	2,794
Arrow Financial Corp.	82	2,717
RMR Group, Inc. — Class A	90	2,702
Franklin Street Properties Corp. REIT	595	2,689
RE/MAX Holdings, Inc. — Class A	110	2,673
American National Group, Inc.	14	2,660
Financial Institutions, Inc.	93	2,618
One Liberty Properties, Inc. REIT	95	2,606
Equity Bancshares, Inc. — Class A	80	2,601
MidWestOne Financial Group, Inc.	85	2,587
Hingham Institution For Savings The	8	2,582
Republic Bancorp, Inc. — Class A	56	2,573

See notes to financial statements.

24 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
Farmland Partners, Inc. REIT	170	$ 2,553
Business First Bancshares, Inc.	114	2,523
Capstar Financial Holdings, Inc.	121	2,520
Old Second Bancorp, Inc.	165	2,520
First of Long Island Corp.	131	2,492
Orchid Island Capital, Inc. REIT	792	2,471
Douglas Elliman, Inc.	429	2,464
West BanCorp, Inc.	95	2,418
Independent Bank Corp.	122	2,417
Bar Harbor Bankshares	88	2,398
CNB Financial Corp.	95	2,387
FRP Holdings, Inc.*	39	2,341
HomeTrust Bancshares, Inc.	87	2,335
Metrocity Bankshares, Inc.	113	2,295
Mid Penn Bancorp, Inc.	83	2,280
Alerus Financial Corp.	89	2,261
AssetMark Financial Holdings, Inc.*	108	2,256
Coastal Financial Corp.*	57	2,249
American National Bankshares, Inc.	63	2,243
HCI Group, Inc.	33	2,243
CTO Realty Growth, Inc. REIT	34	2,240
Citizens & Northern Corp.	92	2,239
EZCORP, Inc. — Class A*	294	2,228
Merchants Bancorp	87	2,218
Waterstone Financial, Inc.	128	2,213
MVB Financial Corp.	59	2,202
Capital City Bank Group, Inc.	80	2,184
Peoples Financial Services Corp.	41	2,166
First Internet Bancorp	55	2,126
SmartFinancial, Inc.	82	2,124
GCM Grosvenor, Inc. — Class A	258	2,113
Hersha Hospitality Trust REIT*	192	2,108
Southern Missouri Bancorp, Inc.	45	2,101
Regional Management Corp.	44	2,094
Enact Holdings, Inc.	86	2,091
Universal Insurance Holdings, Inc.	161	2,077
Bridgewater Bancshares, Inc.*	125	2,029
Blue Foundry Bancorp*	167	1,999
Southern First Bancshares, Inc.*	44	1,984
Oppenheimer Holdings, Inc. — Class A	55	1,964
Primis Financial Corp.	143	1,930

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
Braemar Hotels & Resorts, Inc. REIT	332	$ 1,926
Civista Bancshares, Inc.	88	1,879
Five Star Bancorp	72	1,874
Enterprise Bancorp, Inc.	55	1,857
First Bancorp, Inc.	61	1,846
Summit Financial Group, Inc.	67	1,834
Sierra Bancorp	83	1,797
Seritage Growth Properties REIT*	222	1,783
RBB Bancorp	83	1,781
Amalgamated Financial Corp.	81	1,760
Guaranty Bancshares, Inc.	47	1,714
Orrstown Financial Services, Inc.	64	1,573
Blue Ridge Bankshares, Inc.	103	1,567
Sculptor Capital Management, Inc.	130	1,563
South Plains Financial, Inc.	63	1,557
Home Bancorp, Inc.	45	1,548
BRT Apartments Corp. REIT	67	1,535
AFC Gamma, Inc. REIT	85	1,523
eHealth, Inc.*	145	1,522
Postal Realty Trust, Inc. — Class A REIT	94	1,495
Tiptree, Inc. — Class A	138	1,494
Northrim BanCorp, Inc.	35	1,455
Macatawa Bank Corp.	156	1,446
PCSB Financial Corp.	73	1,430
Donegal Group, Inc. — Class A	88	1,424
Oportun Financial Corp.*	124	1,396
Ladder Capital Corp. — Class A REIT	119	1,376
Provident Bancorp, Inc.	91	1,367
Great Ajax Corp. REIT	129	1,361
Ocwen Financial Corp.*	48	1,343
Red River Bancshares, Inc.	26	1,335
First Bank/Hamilton NJ	92	1,316
FS Bancorp, Inc.	42	1,271
Luther Burbank Corp.	92	1,255
Greenlight Capital Re Ltd. — Class A*	156	1,220
Investors Title Co.	7	1,161
Atlanticus Holdings Corp.*	28	1,089
Curo Group Holdings Corp.	125	1,087
Republic First Bancorp, Inc.*	266	1,080
Capital Bancorp, Inc.	46	1,078
Greenhill & Company, Inc.	85	1,045

See notes to financial statements.

26 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Financial – 8.2% (continued)
HBT Financial, Inc.	59	$ 1,026
Maiden Holdings Ltd.*	414	1,010
Citizens, Inc.*	297	986
Fidelity D&D Bancorp, Inc.	23	906
NI Holdings, Inc.*	51	852
Crawford & Co. — Class A	96	787
Trean Insurance Group, Inc.*	105	751
Legacy Housing Corp.*	47	736
Pzena Investment Management, Inc. — Class A	100	707
Pioneer Bancorp, Inc.*	69	696
Angel Oak Mortgage, Inc. REIT	45	688
GAMCO Investors, Inc. — Class A	30	617
Clipper Realty, Inc. REIT	72	609
MetroMile, Inc.*	579	608
Ashford Hospitality Trust, Inc. REIT*	101	570
Heritage Insurance Holdings, Inc.	154	564
Velocity Financial, Inc.*	51	558
Third Coast Bancshares, Inc.*	21	522
Chicago Atlantic Real Estate Finance, Inc.	29	494
Carter Bankshares, Inc.*	27	399
Associated Capital Group, Inc. — Class A	10	396
Indus Realty Trust, Inc. REIT	6	373
Fathom Holdings, Inc.*	36	345
Finance of America Companies, Inc. — Class A*	106	256
United Insurance Holdings Corp.*	121	207
Home Point Capital, Inc.	43	170
Rafael Holdings, Inc. — Class B*	60	117
Total Financial		47,382,858
Consumer, Non-cyclical – 6.0%
United Rentals, Inc.*,2	1,778	530,164
Bio-Techne Corp.[2]	1,408	520,580
PayPal Holdings, Inc.*,2	5,799	494,133
Intuitive Surgical, Inc.*,2	2,115	481,459
Quanta Services, Inc.[2]	3,542	421,498
IDEXX Laboratories, Inc.*,2	1,075	420,991
Dexcom, Inc.*,2	1,355	403,709
Illumina, Inc.*,2	1,640	392,747
Align Technology, Inc.*,2	1,376	382,033
Nielsen Holdings plc[2]	14,510	370,876
Lamb Weston Holdings, Inc.[2]	5,070	342,631
Viatris, Inc.[2]	25,356	311,118

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Monster Beverage Corp.*,2	3,470	$ 309,246
Philip Morris International, Inc.[2]	2,859	303,769
Cigna Corp.[2]	1,120	300,485
Eli Lilly & Co.[2]	954	299,022
Merck & Company, Inc.[2]	3,246	298,729
McKesson Corp.[2]	903	296,807
Corteva, Inc.[2]	4,736	296,568
Kellogg Co.[2]	4,245	296,046
Constellation Brands, Inc. — Class A2	1,196	293,582
Campbell Soup Co.[2]	6,025	288,658
Vertex Pharmaceuticals, Inc.*,2	1,074	288,530
Kimberly-Clark Corp.[2]	2,162	287,589
General Mills, Inc.[2]	4,080	284,988
Amgen, Inc.[2]	1,110	284,981
Gilead Sciences, Inc.[2]	4,380	284,043
Clorox Co.[2]	1,952	283,743
Rollins, Inc.[2]	7,890	279,779
Molson Coors Beverage Co. — Class B2	4,999	279,144
Bristol-Myers Squibb Co.[2]	3,689	278,335
Anthem, Inc.[2]	546	278,247
Coca-Cola Co.[2]	4,387	278,048
Conagra Brands, Inc.[2]	8,441	277,625
PepsiCo, Inc.[2]	1,653	277,291
Archer-Daniels-Midland Co.[2]	3,039	276,002
FleetCor Technologies, Inc.*,2	1,107	275,433
Hologic, Inc.*,2	3,659	275,413
Sysco Corp.[2]	3,265	274,848
Cintas Corp.[2]	688	274,051
Automatic Data Processing, Inc.[2]	1,226	273,324
Mondelez International, Inc. — Class A2	4,297	273,117
Catalent, Inc.*,2	2,643	272,388
Altria Group, Inc.[2]	5,033	272,235
Cardinal Health, Inc.[2]	4,833	272,195
AmerisourceBergen Corp. — Class A2	1,758	272,121
Thermo Fisher Scientific, Inc.[2]	479	271,866
Colgate-Palmolive Co.[2]	3,444	271,422
Humana, Inc.[2]	596	270,721
Avery Dennison Corp.[2]	1,565	270,056
Johnson & Johnson[2]	1,500	269,295
Organon & Co.[2]	7,091	269,174
Brown-Forman Corp. — Class B2	4,062	268,580

See notes to financial statements.

28 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Pfizer, Inc.[2]	5,054	$ 268,064
Moderna, Inc.*,2	1,838	267,117
Waters Corp.*,2	812	266,295
STERIS plc[2]	1,161	264,940
Hershey Co.[2]	1,241	262,732
Quest Diagnostics, Inc.[2]	1,863	262,720
Regeneron Pharmaceuticals, Inc.*,2	395	262,572
Procter & Gamble Co.[2]	1,774	262,339
Global Payments, Inc.[2]	2,001	262,211
Abbott Laboratories[2]	2,228	261,701
UnitedHealth Group, Inc.[2]	526	261,306
Becton Dickinson and Co.[2]	1,021	261,172
Incyte Corp.*,2	3,436	260,758
Tyson Foods, Inc. — Class A2	2,899	259,779
Henry Schein, Inc.*,2	3,018	258,462
Bio-Rad Laboratories, Inc. — Class A*,2	479	257,601
Kraft Heinz Co.[2]	6,801	257,282
Zimmer Biomet Holdings, Inc.[2]	2,138	257,009
Biogen, Inc.*,2	1,285	257,000
IQVIA Holdings, Inc.*,2	1,189	255,932
Danaher Corp.[2]	968	255,378
Moody’s Corp.[2]	834	251,509
Baxter International, Inc.[2]	3,306	251,421
AbbVie, Inc.[2]	1,704	251,119
Boston Scientific Corp.*,2	6,093	249,874
Centene Corp.*,2	3,046	248,066
Edwards Lifesciences Corp.*,2	2,456	247,688
J M Smucker Co.[2]	1,972	247,230
Medtronic plc[2]	2,447	245,067
Estee Lauder Companies, Inc. — Class A2	962	244,973
Hormel Foods Corp.[2]	5,033	244,956
Verisk Analytics, Inc. — Class A2	1,396	244,188
McCormick & Company, Inc.[2]	2,632	244,039
Kroger Co.[2]	4,546	240,802
Church & Dwight Company, Inc.[2]	2,670	240,460
Stryker Corp.[2]	1,025	240,363
Gartner, Inc.*,2	908	238,259
CVS Health Corp.[2]	2,455	237,521
Laboratory Corporation of America Holdings[2]	957	236,111
Molina Healthcare, Inc.*,2	811	235,368
Cooper Companies, Inc.[2]	669	234,645

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Zoetis, Inc.[2]	1,371	$ 234,345
S&P Global, Inc.[2]	669	233,802
ABIOMED, Inc.*,2	886	233,638
Equifax, Inc.[2]	1,135	229,928
PerkinElmer, Inc.[2]	1,532	229,294
Charles River Laboratories International, Inc.*,2	979	229,164
DaVita, Inc.*,2	2,310	225,202
Teleflex, Inc.[2]	756	217,531
ResMed, Inc.[2]	1,067	217,092
West Pharmaceutical Services, Inc.[2]	699	216,956
Robert Half International, Inc.[2]	2,335	210,500
Universal Health Services, Inc. — Class B2	1,686	210,093
MarketAxess Holdings, Inc.[2]	742	209,007
Dentsply Sirona, Inc.[2]	5,209	206,068
HCA Healthcare, Inc.[2]	951	200,090
Avis Budget Group, Inc.*	484	92,096
WillScot Mobile Mini Holdings Corp.*	2,446	87,396
Tenet Healthcare Corp.*	1,244	80,499
Shockwave Medical, Inc.*	394	64,699
Omnicell, Inc.*	513	57,025
ASGN, Inc.*	596	56,757
Inspire Medical Systems, Inc.*	314	55,525
AMN Healthcare Services, Inc.*	551	53,392
Helen of Troy Ltd.*	281	52,038
Medpace Holdings, Inc.*	339	48,558
Biohaven Pharmaceutical Holding Company Ltd.*	325	46,712
LivaNova plc*	625	42,544
Insperity, Inc.	425	42,530
API Group Corp.*	2,370	41,357
Arrowhead Pharmaceuticals, Inc.*	1,200	40,032
CONMED Corp.	339	39,422
Korn Ferry	630	38,720
Performance Food Group Co.*	885	38,356
Blueprint Medicines Corp.*	683	37,565
Intellia Therapeutics, Inc.*	814	37,558
Halozyme Therapeutics, Inc.*	810	37,244
TriNet Group, Inc.*	474	37,228
STAAR Surgical Co.*	555	36,597
Alarm.com Holdings, Inc.*	552	34,903
Herc Holdings, Inc.	292	34,228
Neogen Corp.*	1,258	33,287

See notes to financial statements.

30 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Select Medical Holdings Corp.	1,291	$ 31,436
WD-40 Co.	159	30,018
HealthEquity, Inc.*	478	29,913
LHC Group, Inc.*	178	29,666
Option Care Health, Inc.*	926	28,113
Alkermes plc*	937	27,969
Lancaster Colony Corp.	223	27,184
Lantheus Holdings, Inc.*	395	27,065
Intra-Cellular Therapies, Inc.*	463	26,576
Inari Medical, Inc.*	403	26,517
Primo Water Corp.	1,845	26,420
Insmed, Inc.*	1,377	25,915
Denali Therapeutics, Inc.*	1,062	25,796
Owens & Minor, Inc.	718	25,044
Triton International Ltd.	390	24,870
Ensign Group, Inc.	306	24,838
iRhythm Technologies, Inc.*	172	24,226
PTC Therapeutics, Inc.*	814	23,907
Progyny, Inc.*	754	23,834
Sanderson Farms, Inc.	118	23,541
Amicus Therapeutics, Inc.*	3,084	23,500
Arvinas, Inc.*	548	22,846
Medifast, Inc.	135	22,511
Fate Therapeutics, Inc.*	948	21,899
Twist Bioscience Corp.*	633	21,547
AtriCure, Inc.*	525	21,331
Rent-A-Center, Inc.	773	21,288
Celsius Holdings, Inc.*	315	21,133
Beam Therapeutics, Inc.*	596	20,967
Vector Group Ltd.	1,685	20,742
Simply Good Foods Co.*	497	19,860
LiveRamp Holdings, Inc.*	775	19,840
PROG Holdings, Inc.*	663	19,353
ABM Industries, Inc.	395	19,098
Apellis Pharmaceuticals, Inc.*	451	18,694
Haemonetics Corp.*	295	18,662
Cytokinetics, Inc.*	464	18,514
Merit Medical Systems, Inc.*	299	18,356
Sprouts Farmers Market, Inc.*	659	17,852
Nevro Corp.*	405	17,650
NuVasive, Inc.*	303	17,395

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
BellRing Brands, Inc.*	655	$ 17,128
Hostess Brands, Inc.*	805	17,106
Brink’s Co.	281	17,093
Pacira BioSciences, Inc.*	259	16,382
Prestige Consumer Healthcare, Inc.*	293	16,355
Patterson Companies, Inc.	502	15,858
Ligand Pharmaceuticals, Inc. — Class B*	177	15,737
Integer Holdings Corp.*	192	15,318
Coca-Cola Consolidated, Inc.	27	15,254
R1 RCM, Inc.*	696	14,943
CareDx, Inc.*	593	14,914
Xencor, Inc.*	663	14,805
Vericel Corp.*	545	14,797
Beauty Health Co.*	1,022	14,584
Coursera, Inc.*	851	14,390
ChemoCentryx, Inc.*	632	14,075
QuidelOrtho Corp.*	148	14,066
Veracyte, Inc.*	791	13,906
ModivCare, Inc.*	145	13,837
Cassava Sciences, Inc.*	448	13,709
Karuna Therapeutics, Inc.*	130	13,562
Graham Holdings Co. — Class B	22	13,486
EVERTEC, Inc.	355	13,469
Fulgent Genetics, Inc.*	246	13,410
Axonics, Inc.*	268	13,400
John Wiley & Sons, Inc. — Class A	252	13,346
Relay Therapeutics, Inc.*	815	13,268
Pacific Biosciences of California, Inc.*	2,271	12,786
Celldex Therapeutics, Inc.*	539	12,677
Covetrus, Inc.*	607	12,638
TreeHouse Foods, Inc.*	305	12,542
Agios Pharmaceuticals, Inc.*	640	12,461
Deluxe Corp.	503	12,037
REVOLUTION Medicines, Inc.*	696	11,818
CBIZ, Inc.*	286	11,715
Edgewell Personal Care Co.	318	11,575
Prothena Corporation plc*	421	11,464
Marathon Digital Holdings, Inc.*	1,115	11,406
Heska Corp.*	114	11,376
Cal-Maine Foods, Inc.	237	11,312
ACADIA Pharmaceuticals, Inc.*	698	11,273

See notes to financial statements.

32 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
NeoGenomics, Inc.*	1,325	$ 11,157
ICF International, Inc.	108	11,039
J & J Snack Foods Corp.	86	11,027
Glaukos Corp.*	268	10,942
Corcept Therapeutics, Inc.*	512	10,670
Zentalis Pharmaceuticals, Inc.*	428	10,319
Arcus Biosciences, Inc.*	526	9,968
Central Garden & Pet Co. — Class A*	234	9,905
BioCryst Pharmaceuticals, Inc.*	1,055	9,822
Ironwood Pharmaceuticals, Inc. — Class A*	860	9,692
Multiplan Corp.*	1,913	9,565
Turning Point Therapeutics, Inc.*	269	9,515
Avid Bioservices, Inc.*	708	9,466
Adtalem Global Education, Inc.*	290	9,460
Emergent BioSolutions, Inc.*	287	9,460
Stride, Inc.*	241	9,426
Strategic Education, Inc.	142	9,346
Monro, Inc.	194	9,200
Enanta Pharmaceuticals, Inc.*	230	9,184
Editas Medicine, Inc.*	801	9,123
Reata Pharmaceuticals, Inc. — Class A*	321	9,078
Vir Biotechnology, Inc.*	350	9,034
Green Dot Corp. — Class A*	313	9,027
Universal Corp.	141	8,979
Global Blood Therapeutics, Inc.*	360	8,978
Textainer Group Holdings Ltd.	276	8,953
Cimpress plc*	205	8,934
Myriad Genetics, Inc.*	464	8,927
Riot Blockchain, Inc.*	1,226	8,815
MEDNAX, Inc.*	446	8,617
Invitae Corp.*	2,340	8,588
B&G Foods, Inc.	375	8,479
Bridgebio Pharma, Inc.*	1,241	8,476
Tivity Health, Inc.*	258	8,359
US Physical Therapy, Inc.	74	8,332
NanoString Technologies, Inc.*	532	8,320
American Well Corp. — Class A*	2,183	8,252
Recursion Pharmaceuticals, Inc. — Class A*	1,343	8,219
Travere Therapeutics, Inc.*	348	8,112
Avanos Medical, Inc.*	282	8,091
Amphastar Pharmaceuticals, Inc.*	217	8,059

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
MGP Ingredients, Inc.	83	$ 8,039
Supernus Pharmaceuticals, Inc.*	288	8,027
2U, Inc.*	857	7,987
Surgery Partners, Inc.*	198	7,762
Kforce, Inc.	118	7,750
Inter Parfums, Inc.	104	7,675
Community Health Systems, Inc.*	1,457	7,635
Huron Consulting Group, Inc.*	127	7,610
CorVel Corp.*	51	7,607
AdaptHealth Corp.*	420	7,556
Addus HomeCare Corp.*	90	7,515
elf Beauty, Inc.*	282	7,507
Dynavax Technologies Corp.*	632	7,496
Laureate Education, Inc. — Class A	582	7,409
Ingles Markets, Inc. — Class A	82	7,303
SpartanNash Co.	209	7,192
Anavex Life Sciences Corp.*	781	7,115
Weis Markets, Inc.	96	7,058
OPKO Health, Inc.*	2,343	7,029
IVERIC bio, Inc.*	670	6,995
Andersons, Inc.	184	6,920
Meridian Bioscience, Inc.*	249	6,847
Krystal Biotech, Inc.*	116	6,830
National Beverage Corp.	137	6,799
TG Therapeutics, Inc.*	1,531	6,767
Silk Road Medical, Inc.*	202	6,710
Chefs’ Warehouse, Inc.*	184	6,574
Nuvation Bio, Inc.*	1,852	6,538
Krispy Kreme, Inc.	441	6,536
SpringWorks Therapeutics, Inc.*	342	6,477
Natus Medical, Inc.*	197	6,460
Allogene Therapeutics, Inc.*	811	6,431
Evo Payments, Inc. — Class A*	277	6,385
Repay Holdings Corp.*	507	6,312
Cerevel Therapeutics Holdings, Inc.*	239	6,245
Brookdale Senior Living, Inc. — Class A*	1,085	6,185
Alector, Inc.*	695	6,158
Quanterix Corp.*	361	6,086
MannKind Corp.*	1,447	6,048
Senseonics Holdings, Inc.*	5,152	5,976
Bionano Genomics, Inc.*	3,400	5,882

See notes to financial statements.

34 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Vaxcyte, Inc.*	243	$ 5,830
Harmony Biosciences Holdings, Inc.*	133	5,799
Morphic Holding, Inc.*	247	5,790
Rocket Pharmaceuticals, Inc.*	486	5,759
Kymera Therapeutics, Inc.*	403	5,751
Sorrento Therapeutics, Inc.*	3,481	5,709
Revance Therapeutics, Inc.*	411	5,622
Coherus Biosciences, Inc.*	766	5,622
RadNet, Inc.*	266	5,461
MoneyGram International, Inc.*	525	5,292
Sana Biotechnology, Inc.*	1,029	5,279
Atara Biotherapeutics, Inc.*	1,012	5,262
Ocugen, Inc.*	2,201	5,216
Sangamo Therapeutics, Inc.*	1,415	5,165
Varex Imaging Corp.*	224	5,161
National Healthcare Corp.	73	5,131
Atrion Corp.	8	5,030
LeMaitre Vascular, Inc.	110	5,029
Fresh Del Monte Produce, Inc.	196	5,006
Veru, Inc.*	384	4,969
FibroGen, Inc.*	504	4,959
USANA Health Sciences, Inc.*	70	4,923
Kura Oncology, Inc.*	372	4,896
Cerus Corp.*	986	4,881
REGENXBIO, Inc.*	231	4,860
Cytek Biosciences, Inc.*	498	4,836
Utz Brands, Inc.	344	4,816
Syndax Pharmaceuticals, Inc.*	284	4,686
Butterfly Network, Inc.*	1,534	4,679
First Advantage Corp.*	320	4,672
Inovio Pharmaceuticals, Inc.*	2,464	4,608
Protagonist Therapeutics, Inc.*	524	4,590
Cutera, Inc.*	102	4,589
Perdoceo Education Corp.*	419	4,571
ImmunoGen, Inc.*	1,248	4,568
Prometheus Biosciences, Inc.*	174	4,534
Madrigal Pharmaceuticals, Inc.*	68	4,515
TrueBlue, Inc.*	205	4,514
TransMedics Group, Inc.*	154	4,492
Crinetics Pharmaceuticals, Inc.*	268	4,489
WW International, Inc.*	627	4,445

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Artivion, Inc.*	226	$ 4,421
Seer, Inc.*	495	4,396
SP Plus Corp.*	137	4,379
Inhibrx, Inc.*	332	4,339
AngioDynamics, Inc.*	220	4,319
ACCO Brands Corp.	555	4,185
Kelly Services, Inc. — Class A	209	4,172
Catalyst Pharmaceuticals, Inc.*	578	4,162
Duckhorn Portfolio, Inc.*	209	4,107
Axsome Therapeutics, Inc.*	162	4,050
John B Sanfilippo & Son, Inc.	53	4,048
Quanex Building Products Corp.	199	4,048
European Wax Center, Inc. — Class A	150	3,975
Heidrick & Struggles International, Inc.	115	3,974
Innoviva, Inc.*	258	3,914
Accolade, Inc.*	601	3,858
Aclaris Therapeutics, Inc.*	299	3,824
Cardiovascular Systems, Inc.*	234	3,805
Instil Bio, Inc.*	629	3,777
Nurix Therapeutics, Inc.*	373	3,764
OrthoPediatrics Corp.*	80	3,694
Carriage Services, Inc. — Class A	90	3,633
Heron Therapeutics, Inc.*	1,100	3,630
Viad Corp.*	120	3,614
CRA International, Inc.	42	3,601
Aaron’s Company, Inc.	183	3,580
BrightView Holdings, Inc.*	273	3,549
Radius Health, Inc.*	558	3,532
Arlo Technologies, Inc.*	496	3,512
Forrester Research, Inc.*	67	3,506
Calavo Growers, Inc.	102	3,473
Chinook Therapeutics, Inc.*	228	3,461
Resources Connection, Inc.	187	3,454
Arcutis Biotherapeutics, Inc.*	164	3,424
C4 Therapeutics, Inc.*	460	3,340
Barrett Business Services, Inc.	44	3,294
Vivint Smart Home, Inc.*	546	3,254
Alphatec Holdings, Inc.*	421	3,233
Custom Truck One Source, Inc.*	540	3,218
Vanda Pharmaceuticals, Inc.*	326	3,205
SIGA Technologies, Inc.	290	3,173

See notes to financial statements.

36 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Collegium Pharmaceutical, Inc.*	202	$ 3,155
Surmodics, Inc.*	80	3,138
Theravance Biopharma, Inc.*	357	3,134
Lyell Immunopharma, Inc.*	756	3,130
Eagle Pharmaceuticals, Inc.*	67	3,129
Avidity Biosciences, Inc.*	224	3,120
Keros Therapeutics, Inc.*	92	3,110
Orthofix Medical, Inc.*	112	3,079
Tootsie Roll Industries, Inc.	92	3,058
Atea Pharmaceuticals, Inc.*	385	3,034
Hackett Group, Inc.	146	2,992
Inogen, Inc.*	116	2,979
National Research Corp. — Class A	83	2,979
LifeStance Health Group, Inc.*	398	2,965
I3 Verticals, Inc. — Class A*	127	2,962
Mission Produce, Inc.*	220	2,941
Verve Therapeutics, Inc.*	194	2,941
Paya Holdings, Inc.*	499	2,939
Generation Bio Co.*	522	2,934
Treace Medical Concepts, Inc.*	175	2,921
Pennant Group, Inc.*	152	2,908
Kodiak Sciences, Inc.*	399	2,889
SI-BONE, Inc.*	193	2,885
Franklin Covey Co.*	74	2,835
Pulmonx Corp.*	155	2,830
Cass Information Systems, Inc.	81	2,764
Berkeley Lights, Inc.*	578	2,763
Castle Biosciences, Inc.*	124	2,761
Ennis, Inc.	152	2,759
Joint Corp.*	165	2,752
PetIQ, Inc.*	160	2,746
Agiliti, Inc.*	140	2,705
Karyopharm Therapeutics, Inc.*	429	2,694
Transcat, Inc.*	42	2,662
Intercept Pharmaceuticals, Inc.*	146	2,643
Central Garden & Pet Co.*	58	2,621
Gossamer Bio, Inc.*	370	2,609
Vaxart, Inc.*	715	2,603
MaxCyte, Inc.*	563	2,595
MiMedx Group, Inc.*	662	2,588
NGM Biopharmaceuticals, Inc.*	187	2,588

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Y-mAbs Therapeutics, Inc.*	208	$ 2,588
Relmada Therapeutics, Inc.*	137	2,574
Replimune Group, Inc.*	177	2,572
Deciphera Pharmaceuticals, Inc.*	235	2,547
Turning Point Brands, Inc.	86	2,515
Evolus, Inc.*	194	2,503
Arcturus Therapeutics Holdings, Inc.*	125	2,485
MacroGenics, Inc.*	716	2,485
Geron Corp.*	1,800	2,484
Vectrus, Inc.*	68	2,436
ViewRay, Inc.*	837	2,419
Phibro Animal Health Corp. — Class A	121	2,324
Bright Health Group, Inc.*	1,330	2,261
Sutro Biopharma, Inc.*	517	2,249
Caribou Biosciences, Inc.*	269	2,241
Axogen, Inc.*	228	2,205
Cara Therapeutics, Inc.*	264	2,197
Ideaya Biosciences, Inc.*	195	2,174
AnaptysBio, Inc.*	114	2,165
Amneal Pharmaceuticals, Inc.*	594	2,156
Affimed N.V.*	691	2,142
Agenus, Inc.*	1,277	2,133
Organogenesis Holdings, Inc.*	379	2,126
Tejon Ranch Co.*	124	2,107
iTeos Therapeutics, Inc.*	120	2,100
Tattooed Chef, Inc.*	281	2,034
Albireo Pharma, Inc.*	100	1,993
Seneca Foods Corp. — Class A*	34	1,933
Design Therapeutics, Inc.*	154	1,922
ANI Pharmaceuticals, Inc.*	63	1,906
Anika Therapeutics, Inc.*	86	1,870
RAPT Therapeutics, Inc.*	127	1,869
Rigel Pharmaceuticals, Inc.*	1,018	1,843
PMV Pharmaceuticals, Inc.*	156	1,835
Erasca, Inc.*	335	1,816
Sterling Check Corp.*	96	1,784
OraSure Technologies, Inc.*	426	1,768
Esperion Therapeutics, Inc.*	310	1,767
Willdan Group, Inc.*	66	1,758
22nd Century Group, Inc.*	959	1,745
Imago Biosciences, Inc.*	108	1,745

See notes to financial statements.

38 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Athira Pharma, Inc.*	192	$ 1,743
Adicet Bio, Inc.*	146	1,726
Utah Medical Products, Inc.	20	1,723
Mind Medicine MindMed, Inc.*	1,888	1,708
Honest Company, Inc.*	495	1,703
2seventy bio, Inc.*	135	1,674
Scholar Rock Holding Corp.*	330	1,657
Cullinan Oncology, Inc.*	154	1,646
PROCEPT BioRobotics Corp.*	42	1,643
Bioventus, Inc. — Class A*	164	1,620
Praxis Precision Medicines, Inc.*	194	1,610
SeaSpine Holdings Corp.*	189	1,563
ImmunityBio, Inc.*	408	1,534
Whole Earth Brands, Inc.*	222	1,518
Inotiv, Inc.*	99	1,515
ShotSpotter, Inc.*	50	1,508
Foghorn Therapeutics, Inc.*	116	1,496
MeiraGTx Holdings plc*	177	1,485
Vital Farms, Inc.*	146	1,445
Endo International plc*	2,732	1,442
Ocular Therapeutix, Inc.*	457	1,430
Mersana Therapeutics, Inc.*	426	1,423
Edgewise Therapeutics, Inc.*	225	1,406
Acacia Research Corp.*	292	1,396
EyePoint Pharmaceuticals, Inc.*	142	1,370
Stoke Therapeutics, Inc.*	113	1,368
Provention Bio, Inc.*	330	1,360
VistaGen Therapeutics, Inc.*	1,156	1,329
Kiniksa Pharmaceuticals Ltd. — Class A*	173	1,325
Akero Therapeutics, Inc.*	153	1,322
Eiger BioPharmaceuticals, Inc.*	190	1,319
Verastem, Inc.*	1,027	1,315
AppHarvest, Inc.*	415	1,311
Aerie Pharmaceuticals, Inc.*	252	1,305
Rallybio Corp.*	95	1,292
Bluebird Bio, Inc.*	402	1,286
RxSight, Inc.*	94	1,284
Seres Therapeutics, Inc.*	414	1,283
Allakos, Inc.*	417	1,251
ClearPoint Neuro, Inc.*	113	1,238
4D Molecular Therapeutics, Inc.*	162	1,230

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Kinnate Biopharma, Inc.*	153	$ 1,215
Nkarta, Inc.*	84	1,212
Viemed Healthcare, Inc.*	211	1,211
iRadimed Corp.	37	1,210
Alta Equipment Group, Inc.*	112	1,206
Udemy, Inc.*	81	1,195
Altimmune, Inc.*	236	1,194
Bioxcel Therapeutics, Inc.*	102	1,193
Arbutus Biopharma Corp.*	490	1,191
Village Super Market, Inc. — Class A	50	1,187
Monte Rosa Therapeutics, Inc.*	153	1,184
Tactile Systems Technology, Inc.*	114	1,158
KalVista Pharmaceuticals, Inc.*	130	1,156
HF Foods Group, Inc.*	217	1,152
Forma Therapeutics Holdings, Inc.*	202	1,149
Accuray, Inc.*	550	1,144
Fulcrum Therapeutics, Inc.*	160	1,139
G1 Therapeutics, Inc.*	234	1,137
Apyx Medical Corp.*	185	1,123
DICE Therapeutics, Inc.*	81	1,114
Limoneira Co.	93	1,110
Kezar Life Sciences, Inc.*	219	1,106
Vera Therapeutics, Inc.*	76	1,105
Janux Therapeutics, Inc.*	99	1,102
Distribution Solutions Group, Inc.*	28	1,075
Ventyx Biosciences, Inc.*	61	1,068
Talaris Therapeutics, Inc.*	124	1,068
Marinus Pharmaceuticals, Inc.*	220	1,067
Absci Corp.*	287	1,048
InfuSystem Holdings, Inc.*	108	1,044
Tenaya Therapeutics, Inc.*	153	1,025
Cogent Biosciences, Inc.*	221	1,019
VBI Vaccines, Inc.*	1,112	1,017
Immunovant, Inc.*	239	1,013
Oramed Pharmaceuticals, Inc.*	212	982
Natural Grocers by Vitamin Cottage, Inc.	55	971
DermTech, Inc.*	144	956
Cymabay Therapeutics, Inc.*	485	951
Lineage Cell Therapeutics, Inc.*	747	934
Zynex, Inc.	128	933
Paragon 28, Inc.*	52	932

See notes to financial statements.

40 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Adagio Therapeutics, Inc.*	310	$ 918
Akoya Biosciences, Inc.*	78	909
Viking Therapeutics, Inc.*	407	904
Rhythm Pharmaceuticals, Inc.*	262	901
Icosavax, Inc.*	132	896
Aldeyra Therapeutics, Inc.*	289	893
Omeros Corp.*	359	890
CinCor Pharma, Inc.*	57	887
Nuvalent, Inc. — Class A*	100	886
Dyne Therapeutics, Inc.*	179	861
Phathom Pharmaceuticals, Inc.*	120	860
Kronos Bio, Inc.*	231	859
Harvard Bioscience, Inc.*	234	856
Personalis, Inc.*	214	847
Nature’s Sunshine Products, Inc.*	70	846
BioLife Solutions, Inc.*	61	837
Century Therapeutics, Inc.*	96	834
Avita Medical, Inc.*	144	821
Chimerix, Inc.*	435	818
Nathan’s Famous, Inc.	16	817
IGM Biosciences, Inc.*	48	805
ALX Oncology Holdings, Inc.*	105	805
Pliant Therapeutics, Inc.*	143	805
KemPharm, Inc.*	172	796
Singular Genomics Systems, Inc.*	244	793
Vita Coco Company, Inc.*	64	785
CEL-SCI Corp.*	214	781
Remitly Global, Inc.*	71	777
Aerovate Therapeutics, Inc.*	63	765
Day One Biopharmaceuticals, Inc.*	122	759
Jounce Therapeutics, Inc.*	196	759
Precigen, Inc.*	565	757
Outlook Therapeutics, Inc.*	646	743
Durect Corp.*	1,348	741
CorMedix, Inc.*	225	729
Spectrum Pharmaceuticals, Inc.*	971	726
Sesen Bio, Inc.*	1,182	724
Aveanna Healthcare Holdings, Inc.*	235	724
Lexicon Pharmaceuticals, Inc.*	408	722
Cue Biopharma, Inc.*	183	708
Biomea Fusion, Inc.*	126	692

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Immunic, Inc.*	111	$ 688
Tarsus Pharmaceuticals, Inc.*	50	688
Atossa Therapeutics, Inc.*	697	678
Allovir, Inc.*	175	677
StoneMor, Inc.*	191	655
Alaunos Therapeutics, Inc.*	1,249	647
Citius Pharmaceuticals, Inc.*	687	646
Alpine Immune Sciences, Inc.*	69	642
XOMA Corp.*	35	637
ORIC Pharmaceuticals, Inc.*	188	628
Ikena Oncology, Inc.*	161	628
CytomX Therapeutics, Inc.*	386	621
Humanigen, Inc.*	284	619
UroGen Pharma Ltd.*	116	617
9 Meters Biopharma, Inc.*	1,334	603
Rubius Therapeutics, Inc.*	547	602
Stereotaxis, Inc.*	295	593
Annexon, Inc.*	185	581
Werewolf Therapeutics, Inc.*	153	580
Asensus Surgical, Inc.*	1,394	546
Aura Biosciences, Inc.*	31	542
Paratek Pharmaceuticals, Inc.*	285	539
Arcellx, Inc.*	44	533
ChromaDex Corp.*	279	530
Innovage Holding Corp.*	109	529
Acumen Pharmaceuticals, Inc.*	149	527
Gritstone bio, Inc.*	249	503
Precision BioSciences, Inc.*	296	497
XBiotech, Inc.	90	495
Mirum Pharmaceuticals, Inc.*	21	491
Applied Molecular Transport, Inc.*	148	490
AquaBounty Technologies, Inc.*	326	486
SQZ Biotechnologies Co.*	135	479
Selecta Biosciences, Inc.*	542	478
Tyra Biosciences, Inc.*	70	478
Retractable Technologies, Inc.*	103	477
Vor BioPharma, Inc.*	113	476
Emerald Holding, Inc.*	142	476
CytoSorbents Corp.*	245	473
Clovis Oncology, Inc.*	672	467
Adverum Biotechnologies, Inc.*	517	464

See notes to financial statements.

42 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
HireQuest, Inc.	30	$ 463
Viracta Therapeutics, Inc.*	216	458
TherapeuticsMD, Inc.*	46	456
Immuneering Corp. — Class A*	101	452
Theseus Pharmaceuticals, Inc.*	67	452
Shattuck Labs, Inc.*	158	452
Cue Health, Inc.*	85	450
Akouos, Inc.*	142	443
Vapotherm, Inc.*	135	436
PAVmed, Inc.*	429	433
Rapid Micro Biosystems, Inc. — Class A*	86	431
Olema Pharmaceuticals, Inc.*	150	429
Rent the Runway, Inc. — Class A*	99	429
Silverback Therapeutics, Inc.*	122	426
TCR2 Therapeutics, Inc.*	181	420
Amylyx Pharmaceuticals, Inc.*	47	418
Neuronetics, Inc.*	152	407
Passage Bio, Inc.*	220	396
Curis, Inc.*	516	394
Oncternal Therapeutics, Inc.*	263	389
Poseida Therapeutics, Inc.*	171	388
Oncocyte Corp.*	358	387
Surface Oncology, Inc.*	208	385
Akebia Therapeutics, Inc.*	1,039	384
Evelo Biosciences, Inc.*	181	380
Seelos Therapeutics, Inc.*	585	379
Aeglea BioTherapeutics, Inc.*	240	379
Graphite Bio, Inc.*	160	376
Celcuity, Inc.*	57	373
Puma Biotechnology, Inc.*	192	373
Fortress Biotech, Inc.*	432	372
Ardelyx, Inc.*	562	369
Homology Medicines, Inc.*	249	366
Entrada Therapeutics, Inc.*	54	365
WaVe Life Sciences Ltd.*	257	360
Infinity Pharmaceuticals, Inc.*	521	350
Taysha Gene Therapies, Inc.*	133	339
AirSculpt Technologies, Inc.*	38	335
Epizyme, Inc.*	793	333
Sientra, Inc.*	342	332
MEI Pharma, Inc.*	666	317

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
VRx, Inc.*	51	$ 317
Alpha Teknova, Inc.*	41	314
Inozyme Pharma, Inc.*	85	314
Priority Technology Holdings, Inc.*	61	312
iBio, Inc.*	1,288	310
Cortexyme, Inc.*	118	306
Cardiff Oncology, Inc.*	226	305
Exagen, Inc.*	61	305
Trevena, Inc.*	974	304
Portage Biotech, Inc.*	29	290
GT Biopharma, Inc.*	105	290
Syros Pharmaceuticals, Inc.*	343	282
Mustang Bio, Inc.*	426	275
Eargo, Inc.*	175	271
Athersys, Inc.*	1,229	270
Prelude Therapeutics, Inc.*	64	269
Omega Therapeutics, Inc.*	116	263
Codiak Biosciences, Inc.*	94	262
NeuroPace, Inc.*	42	262
Clene, Inc.*	119	259
Oyster Point Pharma, Inc.*	66	259
Atreca, Inc. — Class A*	154	259
Aspira Women’s Health, Inc.*	433	255
Athenex, Inc.*	515	247
NexImmune, Inc.*	105	239
Sensei Biotherapeutics, Inc.*	124	236
Bolt Biotherapeutics, Inc.*	136	231
Harpoon Therapeutics, Inc.*	111	229
Black Diamond Therapeutics, Inc.*	135	228
Impel Pharmaceuticals, Inc.*	33	227
Angion Biomedica Corp.*	129	227
Thorne HealthTech, Inc.*	38	224
BioAtla, Inc.*	92	222
Avrobio, Inc.*	225	219
Molecular Templates, Inc.*	220	217
Frequency Therapeutics, Inc.*	191	214
Rain Therapeutics, Inc.*	92	213
Ampio Pharmaceuticals, Inc.*	1,161	212
Neoleukin Therapeutics, Inc.*	209	209
Summit Therapeutics, Inc.*	157	209
Magenta Therapeutics, Inc.*	178	207

See notes to financial statements.

44 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Solid Biosciences, Inc.*	355	$ 202
Tonix Pharmaceuticals Holding Corp.*	82	200
Hookipa Pharma, Inc.*	114	196
Cyteir Therapeutics, Inc.*	99	188
Codex DNA, Inc.*	47	187
Invacare Corp.*	200	187
Greenwich Lifesciences, Inc.*	24	186
Pulse Biosciences, Inc.*	83	185
Beyondspring, Inc.*	133	182
Quotient Ltd.*	468	180
89bio, Inc.*	58	175
Spero Therapeutics, Inc.*	144	170
Gemini Therapeutics, Inc.*	130	166
Aligos Therapeutics, Inc.*	125	161
Eliem Therapeutics, Inc.*	41	157
Vincerx Pharma, Inc.*	95	155
Pyxis Oncology, Inc.*	62	153
Applied Therapeutics, Inc.*	105	151
Verrica Pharmaceuticals, Inc.*	78	151
Zevia PBC — Class A*	61	150
Oncorus, Inc.*	121	144
Terns Pharmaceuticals, Inc.*	81	140
Avalo Therapeutics, Inc.*	362	130
Xilio Therapeutics, Inc.*	43	129
Accelerate Diagnostics, Inc.*	196	119
Brooklyn ImmunoTherapeutics, Inc.*	177	119
Biodesix, Inc.*	75	111
Ontrak, Inc.*	56	106
Finch Therapeutics Group, Inc.*	44	104
IsoPlexis Corp.*	49	104
Reneo Pharmaceuticals, Inc.*	50	104
Kala Pharmaceuticals, Inc.*	288	100
Vigil Neuroscience, Inc.*	33	96
Talis Biomedical Corp.*	86	90
Forte Biosciences, Inc.*	67	88
Laird Superfood, Inc.*	37	88
Spruce Biosciences, Inc.*	51	80
Acutus Medical, Inc.*	113	78
Sigilon Therapeutics, Inc.*	90	68
Lucid Diagnostics, Inc.*	29	61
Sera Prognostics, Inc. — Class A*	31	43

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Non-cyclical – 6.0% (continued)
Greenlane Holdings, Inc. — Class A*	99	$ 29
Landos Biopharma, Inc.*	28	20
MiNK Therapeutics, Inc.*	11	17
Total Consumer, Non-cyclical		34,489,002
Technology – 5.1%
Monolithic Power Systems, Inc.[2]	1,704	767,465
KLA Corp.[2]	1,987	724,957
Teradyne, Inc.[2]	6,598	720,897
EPAM Systems, Inc.*,2	2,071	701,075
Microchip Technology, Inc.[2]	9,610	698,166
NXP Semiconductor N.V.[2]	3,625	687,880
Lam Research Corp.[2]	1,317	684,879
Synopsys, Inc.*,2	2,118	676,066
Cadence Design Systems, Inc.*,2	4,384	673,952
Applied Materials, Inc.[2]	5,620	659,170
Fortinet, Inc.*,2	2,149	632,107
Analog Devices, Inc.[2]	3,627	610,787
Micron Technology, Inc.[2]	8,101	598,178
Advanced Micro Devices, Inc.*,2	5,772	587,936
Texas Instruments, Inc.[2]	3,297	582,778
Autodesk, Inc.*,2	2,803	582,323
NVIDIA Corp.[2]	3,096	578,085
Paycom Software, Inc.*,2	1,969	559,865
Qorvo, Inc.*,2	4,995	558,191
Western Digital Corp.*,2	9,087	551,490
QUALCOMM, Inc.[2]	3,707	530,917
Adobe, Inc.*,2	1,271	529,346
ANSYS, Inc.*,2	2,016	524,886
ServiceNow, Inc.*,2	1,108	517,957
Apple, Inc.[2]	3,466	515,879
Skyworks Solutions, Inc.[2]	4,697	511,362
MSCI, Inc. — Class A2	1,137	502,952
Ceridian HCM Holding, Inc.*,2	8,806	495,778
Intuit, Inc.[2]	1,177	487,819
Seagate Technology Holdings plc[2]	5,752	486,999
IPG Photonics Corp.*,2	4,409	465,105
Tyler Technologies, Inc.*,2	1,299	462,210
NetApp, Inc.[2]	6,404	460,768
PTC, Inc.*,2	3,817	444,795
Zebra Technologies Corp. — Class A*,2	1,313	444,043
Salesforce, Inc.*,2	2,725	436,654

See notes to financial statements.

46 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Technology – 5.1% (continued)
DXC Technology Co.*,2	12,341	$ 434,650
Broadcom, Inc.[2]	739	428,716
Citrix Systems, Inc.*,2	3,404	342,749
Fidelity National Information Services, Inc.[2]	2,844	297,198
Electronic Arts, Inc.[2]	2,077	287,976
International Business Machines Corp.[2]	2,050	284,622
HP, Inc.[2]	7,001	271,919
Fiserv, Inc.*,2	2,698	270,286
Paychex, Inc.[2]	2,107	260,910
Jack Henry & Associates, Inc.[2]	1,385	260,546
Leidos Holdings, Inc.[2]	2,492	260,414
Roper Technologies, Inc.[2]	588	260,155
Cerner Corp.[2]	2,720	257,992
Broadridge Financial Solutions, Inc.[2]	1,757	256,908
Microsoft Corp.[2]	907	246,586
Activision Blizzard, Inc.[2]	3,164	246,412
Intel Corp.[2]	5,544	246,264
Accenture plc — Class A2	815	243,245
Hewlett Packard Enterprise Co.[2]	15,352	239,491
Akamai Technologies, Inc.*,2	2,343	236,737
Oracle Corp.[2]	3,265	234,819
Cognizant Technology Solutions Corp. — Class A2	2,886	215,584
Take-Two Interactive Software, Inc.*,2	1,655	206,097
Lattice Semiconductor Corp.*	1,586	82,504
Synaptics, Inc.*	463	68,580
Silicon Laboratories, Inc.*	444	66,227
Power Integrations, Inc.	691	58,307
Semtech Corp.*	756	48,452
Rapid7, Inc.*	659	46,703
Maximus, Inc.	716	46,461
Blackline, Inc.*	633	46,348
Onto Innovation, Inc.*	569	45,736
SPS Commerce, Inc.*	422	45,171
Envestnet, Inc.*	635	42,304
Varonis Systems, Inc.*	1,250	41,338
KBR, Inc.	826	41,102
SiTime Corp.*	188	40,044
Diodes, Inc.*	510	39,275
Ziff Davis, Inc.*	508	38,781
ACI Worldwide, Inc.*	1,378	36,710
Workiva, Inc.*	501	36,578

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Technology – 5.1% (continued)
Blackbaud, Inc.*	560	$ 35,644
Ambarella, Inc.*	412	35,111
Sailpoint Technologies Holdings, Inc.*	534	33,877
MaxLinear, Inc. — Class A*	829	32,820
MACOM Technology Solutions Holdings, Inc.*	577	31,452
Altair Engineering, Inc. — Class A*	540	29,678
CMC Materials, Inc.	166	29,372
DigitalOcean Holdings, Inc.*	593	28,968
MicroStrategy, Inc. — Class A*	108	28,586
ExlService Holdings, Inc.*	192	27,301
Tenable Holdings, Inc.*	542	27,263
Sprout Social, Inc. — Class A*	530	26,993
Digital Turbine, Inc.*	1,060	26,956
Qualys, Inc.*	199	26,005
PagerDuty, Inc.*	967	23,837
Appian Corp.*	461	22,022
Box, Inc. — Class A*	801	20,914
Insight Enterprises, Inc.*	201	19,863
Kulicke & Soffa Industries, Inc.	357	19,339
Verint Systems, Inc.*	376	19,191
Momentive Global, Inc.*	1,553	18,915
FormFactor, Inc.*	454	18,641
Asana, Inc. — Class A*	853	18,544
Ultra Clean Holdings, Inc.*	521	17,485
Apollo Medical Holdings, Inc.*	442	16,593
Rambus, Inc.*	636	15,964
CommVault Systems, Inc.*	261	15,924
3D Systems Corp.*	1,453	15,707
ManTech International Corp. — Class A	160	15,304
Cerence, Inc.*	454	14,419
NetScout Systems, Inc.*	411	14,110
Verra Mobility Corp.*	883	14,084
Schrodinger Incorporated/United States*	531	13,721
Zuora, Inc. — Class A*	1,333	13,517
SMART Global Holdings, Inc.*	547	13,484
Evolent Health, Inc. — Class A*	464	13,052
LivePerson, Inc.*	775	13,004
Super Micro Computer, Inc.*	258	12,915
Progress Software Corp.	258	12,464
Amkor Technology, Inc.	598	12,223
Allscripts Healthcare Solutions, Inc.*	710	12,134

See notes to financial statements.

48 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Technology – 5.1% (continued)
Axcelis Technologies, Inc.*	193	$ 11,978
Outset Medical, Inc.*	548	11,946
JFrog Ltd.*	632	11,787
CSG Systems International, Inc.	188	11,692
1Life Healthcare, Inc.*	1,349	11,426
Appfolio, Inc. — Class A*	112	11,220
Phreesia, Inc.*	584	10,594
Domo, Inc. — Class B*	330	10,520
BigCommerce Holdings, Inc.*	567	10,506
Xperi Holding Corp.	615	10,123
Cardlytics, Inc.*	382	9,898
8x8, Inc.*	1,327	9,621
Grid Dynamics Holdings, Inc.*	530	9,545
Health Catalyst, Inc.*	609	8,922
Cohu, Inc.*	281	8,551
Photronics, Inc.*	348	7,566
TTEC Holdings, Inc.	108	7,284
Yext, Inc.*	1,330	6,756
PROS Holdings, Inc.*	234	6,386
Veeco Instruments, Inc.*	291	6,236
Avid Technology, Inc.*	211	6,180
Parsons Corp.*	154	6,012
NextGen Healthcare, Inc.*	328	5,940
Bandwidth, Inc. — Class A*	275	5,786
Alpha & Omega Semiconductor Ltd.*	126	5,535
PAR Technology Corp.*	147	5,524
Donnelley Financial Solutions, Inc.*	172	5,351
Model N, Inc.*	212	5,334
Privia Health Group, Inc.*	222	5,319
Conduent, Inc.*	998	5,289
Impinj, Inc.*	111	5,196
Agilysys, Inc.*	124	5,068
Alignment Healthcare, Inc.*	462	4,934
Pitney Bowes, Inc.	1,031	4,825
CEVA, Inc.*	132	4,761
Sapiens International Corporation N.V.	184	4,661
Unisys Corp.*	384	4,581
Ebix, Inc.	155	4,518
Desktop Metal, Inc. — Class A*	2,196	4,502
Consensus Cloud Solutions, Inc.*	93	4,467
Digi International, Inc.*	202	4,464

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Technology – 5.1% (continued)
Simulations Plus, Inc.	91	$ 4,321
PDF Solutions, Inc.*	177	4,230
Sumo Logic, Inc.*	514	4,169
Porch Group, Inc.*	894	3,683
Avaya Holdings Corp.*	985	3,635
American Software, Inc. — Class A	187	3,198
PowerSchool Holdings, Inc. — Class A*	250	3,197
Rackspace Technology, Inc.*	324	2,990
OneSpan, Inc.*	210	2,778
Computer Programs and Systems, Inc.*	84	2,679
BTRS Holdings, Inc. — Class 1*	530	2,634
Corsair Gaming, Inc.*	163	2,616
Alkami Technology, Inc.*	165	2,318
Mitek Systems, Inc.*	255	2,300
Telos Corp.*	238	2,292
Vuzix Corp.*	349	2,269
Upland Software, Inc.*	172	2,267
MeridianLink, Inc.*	123	2,193
Integral Ad Science Holding Corp.*	175	2,132
CS Disco, Inc.*	84	2,092
ON24, Inc.*	161	1,954
EngageSmart, Inc.*	93	1,953
Daily Journal Corp.*	7	1,931
HireRight Holdings Corp.*	130	1,917
Cantaloupe, Inc.*	347	1,818
Brightcove, Inc.*	242	1,704
Ouster, Inc.*	748	1,646
EverCommerce, Inc.*	163	1,550
Intapp, Inc.*	77	1,531
Atomera, Inc.*	120	1,458
AXT, Inc.*	238	1,392
Enfusion, Inc. — Class A*	126	1,380
Benefitfocus, Inc.*	148	1,347
Diebold Nixdorf, Inc.*	429	1,334
Veritone, Inc.*	169	1,315
Digimarc Corp.*	76	1,312
AvidXchange Holdings, Inc.*	147	1,291
Genius Brands International, Inc.*	1,682	1,278
Instructure Holdings, Inc.*	71	1,267
eGain Corp.*	122	1,114
Inseego Corp.*	498	1,026

See notes to financial statements.

50 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Technology – 5.1% (continued)
CoreCard Corp.*	43	$ 1,009
PlayAGS, Inc.*	163	945
Outbrain, Inc.*	127	780
Smith Micro Software, Inc.*	275	723
EMCORE Corp.*	218	719
SecureWorks Corp. — Class A*	58	694
IBEX Holdings Ltd.*	33	591
DarioHealth Corp.*	80	532
Kaltura, Inc.*	288	521
iCAD, Inc.*	130	497
Convey Health Solutions Holdings, Inc.*	80	496
Tabula Rasa HealthCare, Inc.*	134	488
Viant Technology, Inc. — Class A*	68	408
StarTek, Inc.*	100	360
Forian, Inc.*	112	345
SkyWater Technology, Inc.*	47	313
GreenBox POS*	109	287
Arteris, Inc.*	29	269
UserTesting, Inc.*	44	225
Weave Communications, Inc.*	27	135
NantHealth, Inc.*	160	83
Society Pass, Inc.*	19	39
Total Technology		29,072,784
Consumer, Cyclical – 3.9%
Tesla, Inc.*,2	827	627,081
PulteGroup, Inc.[2]	11,880	537,689
DR Horton, Inc.[2]	6,965	523,420
Copart, Inc.*,2	4,563	522,600
Lennar Corp. — Class A2	6,341	508,865
Ross Stores, Inc.[2]	5,977	508,165
United Airlines Holdings, Inc.*,2	10,548	502,401
Aptiv plc*,2	4,611	489,873
Penn National Gaming, Inc.*,2	14,997	479,304
PVH Corp.[2]	6,653	471,498
Live Nation Entertainment, Inc.*,2	4,921	467,741
Bath & Body Works, Inc.[2]	10,888	446,626
MGM Resorts International[2]	12,441	435,062
Royal Caribbean Cruises Ltd.*,2	7,196	417,872
Caesars Entertainment, Inc.*,2	8,143	408,534
Carnival Corp.*,2	29,278	406,379
Delta Air Lines, Inc.*,2	7,922	330,268

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Cyclical – 3.9% (continued)
American Airlines Group, Inc.*,2	18,122	$ 323,840
LKQ Corp.[2]	5,768	296,417
Ulta Beauty, Inc.*,2	689	291,516
Southwest Airlines Co.*,2	6,314	289,560
Genuine Parts Co.[2]	2,088	285,492
McDonald’s Corp.[2]	1,120	282,475
BorgWarner, Inc.[2]	6,995	282,038
AutoZone, Inc.*,2	136	280,112
Dollar Tree, Inc.*,2	1,728	277,050
Dollar General Corp.[2]	1,236	272,340
Cummins, Inc.[2]	1,301	272,065
Marriott International, Inc. — Class A2	1,572	269,724
Yum! Brands, Inc.[2]	2,185	265,412
Hasbro, Inc.[2]	2,938	263,686
TJX Companies, Inc.[2]	4,136	262,926
WW Grainger, Inc.[2]	538	262,044
PACCAR, Inc.[2]	2,969	257,828
Tapestry, Inc.[2]	7,397	255,196
CarMax, Inc.*,2	2,561	254,230
Hilton Worldwide Holdings, Inc.[2]	1,792	252,421
Newell Brands, Inc.[2]	11,773	252,413
Whirlpool Corp.[2]	1,370	252,409
Fastenal Co.[2]	4,708	252,160
Alaska Air Group, Inc.*,2	5,204	251,145
Las Vegas Sands Corp.*,2	6,976	247,369
NIKE, Inc. — Class B2	2,072	246,257
Darden Restaurants, Inc.[2]	1,969	246,125
Home Depot, Inc.[2]	802	242,805
Chipotle Mexican Grill, Inc. — Class A*,2	172	241,239
Starbucks Corp.[2]	3,071	241,073
VF Corp.[2]	4,749	239,635
O’Reilly Automotive, Inc.*,2	376	239,576
Domino’s Pizza, Inc.[2]	658	238,966
Ralph Lauren Corp. — Class A2	2,362	238,775
General Motors Co.*,2	6,121	236,760
Advance Auto Parts, Inc.[2]	1,245	236,376
NVR, Inc.*,2	53	235,883
Walgreens Boots Alliance, Inc.[2]	5,356	234,753
Wynn Resorts Ltd.*,2	3,513	232,209
Walmart, Inc.[2]	1,788	229,990
Pool Corp.[2]	575	229,206

See notes to financial statements.

52 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Cyclical – 3.9% (continued)
Costco Wholesale Corp.[2]	482	$ 224,718
Lowe’s Companies, Inc.[2]	1,143	223,228
Best Buy Company, Inc.[2]	2,686	220,413
Ford Motor Co.[2]	15,840	216,691
Tractor Supply Co.[2]	1,122	210,218
Target Corp.[2]	1,228	198,789
BJ’s Wholesale Club Holdings, Inc.*	1,601	92,650
Under Armour, Inc. — Class C*,2	9,245	89,677
AMC Entertainment Holdings, Inc. — Class A*	6,030	86,470
Under Armour, Inc. — Class A*,2	8,109	85,793
Macy’s, Inc.	3,538	83,674
WESCO International, Inc.*	520	65,302
Texas Roadhouse, Inc. — Class A	818	63,779
Light & Wonder, Inc. — Class A*	1,124	59,347
Avient Corp.	1,063	52,300
Hilton Grand Vacations, Inc.*	1,000	45,750
Goodyear Tire & Rubber Co.*	3,229	41,719
Fox Factory Holding Corp.*	493	40,436
Adient plc*	1,106	39,141
Crocs, Inc.*	683	38,084
Signet Jewelers Ltd.	620	36,952
Meritage Homes Corp.*	432	36,854
Steven Madden Ltd.	944	35,098
LCI Industries	289	34,541
Papa John’s International, Inc.	387	34,060
Murphy USA, Inc.	136	33,880
Sonos, Inc.*	1,488	32,929
Skyline Champion Corp.*	613	32,569
KB Home	932	32,145
SeaWorld Entertainment, Inc.*	590	31,966
Dorman Products, Inc.*	309	31,224
Academy Sports & Outdoors, Inc.	921	30,863
Callaway Golf Co.*	1,357	29,460
Cracker Barrel Old Country Store, Inc.	278	28,359
Dana, Inc.	1,698	28,119
Wingstop, Inc.	348	27,722
Boot Barn Holdings, Inc.*	342	27,599
National Vision Holdings, Inc.*	969	27,268
Gentherm, Inc.*	390	26,887
Installed Building Products, Inc.	276	26,369
MillerKnoll, Inc.	872	26,334

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Cyclical – 3.9% (continued)
MDC Holdings, Inc.	670	$ 25,581
International Game Technology plc	1,173	25,126
LGI Homes, Inc.*	252	24,693
Asbury Automotive Group, Inc.*	135	24,455
Kontoor Brands, Inc.	608	24,363
Cavco Industries, Inc.*	108	23,993
American Eagle Outfitters, Inc.	1,778	21,532
Shake Shack, Inc. — Class A*	439	21,357
Wolverine World Wide, Inc.	954	20,358
Taylor Morrison Home Corp. — Class A*	700	20,279
Beacon Roofing Supply, Inc.*	327	20,081
Resideo Technologies, Inc.*	844	19,935
Fisker, Inc.*	1,915	19,878
Sally Beauty Holdings, Inc.*	1,288	19,526
Winnebago Industries, Inc.	379	18,741
Nikola Corp.*	2,630	18,568
Visteon Corp.*	162	18,178
Group 1 Automotive, Inc.	97	17,420
FirstCash Holdings, Inc.	232	17,319
Urban Outfitters, Inc.*	804	16,924
SkyWest, Inc.*	584	15,745
iRobot Corp.*	315	14,991
UniFirst Corp.	88	14,383
Meritor, Inc.*	397	14,360
Tri Pointe Homes, Inc.*	647	13,632
Nu Skin Enterprises, Inc. — Class A	291	13,575
Allegiant Travel Co. — Class A*	90	13,451
Abercrombie & Fitch Co. — Class A*	656	13,409
Camping World Holdings, Inc. — Class A	489	13,267
Lions Gate Entertainment Corp. — Class B*	1,385	13,005
Vista Outdoor, Inc.*	330	12,718
Rush Enterprises, Inc. — Class A	247	12,592
GMS, Inc.*	250	12,452
Veritiv Corp.*	84	12,209
Red Rock Resorts, Inc. — Class A	314	12,161
Spirit Airlines, Inc.*	576	12,067
Sleep Number Corp.*	260	11,942
KAR Auction Services, Inc.*	710	11,339
PriceSmart, Inc.	143	11,244
Bloomin’ Brands, Inc.	519	10,956
Cinemark Holdings, Inc.*	633	10,748

See notes to financial statements.

54 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Cyclical – 3.9% (continued)
Madison Square Garden Entertainment Corp.*	153	$ 10,372
ODP Corp.*	270	10,311
Bed Bath & Beyond, Inc.*	1,136	9,826
Methode Electronics, Inc.	217	9,776
Dave & Buster’s Entertainment, Inc.*	258	9,776
HNI Corp.	255	9,723
Century Communities, Inc.	176	9,569
Dillard’s, Inc. — Class A	31	9,346
World Fuel Services Corp.	365	9,048
Shyft Group, Inc.	406	9,009
Everi Holdings, Inc.*	501	8,968
Cheesecake Factory, Inc.	270	8,818
Big Lots, Inc.	354	8,669
Oxford Industries, Inc.	94	8,569
Acushnet Holdings Corp.	201	8,181
Patrick Industries, Inc.	133	7,995
Brinker International, Inc.*	259	7,861
M/I Homes, Inc.*	167	7,807
Children’s Place, Inc.*	161	7,644
Healthcare Services Group, Inc.	439	7,537
Malibu Boats, Inc. — Class A*	121	7,091
Dine Brands Global, Inc.	95	6,982
Tenneco, Inc. — Class A*	398	6,889
H&E Equipment Services, Inc.	188	6,702
La-Z-Boy, Inc.	258	6,587
G-III Apparel Group Ltd.*	259	6,491
Caleres, Inc.	219	6,233
Steelcase, Inc. — Class A	502	6,155
Sonic Automotive, Inc. — Class A	126	5,747
Buckle, Inc.	174	5,718
ScanSource, Inc.*	147	5,695
Designer Brands, Inc. — Class A	359	5,575
Titan International, Inc.*	304	5,536
XPEL, Inc.*	105	5,420
American Axle & Manufacturing Holdings, Inc.*	661	5,361
Hawaiian Holdings, Inc.*	296	5,254
Liberty Media Corporation-Liberty Braves — Class C*	214	5,254
Monarch Casino & Resort, Inc.*	77	5,225
MarineMax, Inc.*	123	5,093
IMAX Corp.*	292	5,058
Clean Energy Fuels Corp.*	909	5,027

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Cyclical – 3.9% (continued)
Bally’s Corp.*	191	$ 4,993
Guess?, Inc.	239	4,986
Interface, Inc. — Class A	346	4,979
Standard Motor Products, Inc.	124	4,954
Genesco, Inc.*	84	4,730
Golden Entertainment, Inc.*	100	4,728
Aspen Aerogels, Inc.*	263	4,608
BlueLinx Holdings, Inc.*	55	4,546
Green Brick Partners, Inc.*	183	4,451
Sun Country Airlines Holdings, Inc.*	187	4,423
Arko Corp.	488	4,407
Wabash National Corp.	286	4,390
Canoo, Inc.*	1,268	4,248
Douglas Dynamics, Inc.	134	4,210
Hibbett, Inc.	80	4,060
Aeva Technologies, Inc.*	1,231	4,001
Winmark Corp.	20	3,956
A-Mark Precious Metals, Inc.	52	3,954
Denny’s Corp.*	362	3,750
Zumiez, Inc.*	114	3,740
Rush Street Interactive, Inc.*	616	3,671
Accel Entertainment, Inc.*	335	3,628
Ruth’s Hospitality Group, Inc.	193	3,557
Chico’s FAS, Inc.*	717	3,549
BJ’s Restaurants, Inc.*	134	3,520
Lions Gate Entertainment Corp. — Class A*	341	3,488
Clarus Corp.	154	3,374
GrowGeneration Corp.*	647	3,332
Life Time Group Holdings, Inc.*	226	3,311
Funko, Inc. — Class A*	158	3,218
Ethan Allen Interiors, Inc.	134	3,117
Movado Group, Inc.	91	3,088
Titan Machinery, Inc.*	115	3,037
PLBY Group, Inc.*	337	2,986
OneSpaWorld Holdings Ltd.*	315	2,961
PC Connection, Inc.	66	2,951
TravelCenters of America, Inc.*	74	2,890
RCI Hospitality Holdings, Inc.	50	2,887
Shoe Carnival, Inc.	105	2,862
Beazer Homes USA, Inc.*	174	2,820
Workhorse Group, Inc.*	875	2,704

See notes to financial statements.

56 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Cyclical – 3.9% (continued)
Haverty Furniture Companies, Inc.	95	$ 2,685
Chuy’s Holdings, Inc.*	118	2,666
Lovesac Co.*	76	2,647
Lindblad Expeditions Holdings, Inc.*	183	2,628
Global Industrial Co.	76	2,604
PetMed Express, Inc.	118	2,600
Hyliion Holdings Corp.*	698	2,534
Portillo’s, Inc. — Class A*	136	2,526
MasterCraft Boat Holdings, Inc.*	107	2,504
REV Group, Inc.	200	2,454
Sportsman’s Warehouse Holdings, Inc.*	259	2,450
VSE Corp.	63	2,448
Bluegreen Vacations Holding Corp.	84	2,340
Frontier Group Holdings, Inc.*	207	2,225
Marcus Corp.*	136	2,131
Sovos Brands, Inc.*	149	2,104
OneWater Marine, Inc. — Class A	61	2,086
Fossil Group, Inc.*	284	2,085
LL Flooring Holdings, Inc.*	170	2,042
Johnson Outdoors, Inc. — Class A	31	2,020
Universal Electronics, Inc.*	74	1,983
Rush Enterprises, Inc. — Class B	39	1,931
Tupperware Brands Corp.*	286	1,896
Lordstown Motors Corp. — Class A*	904	1,871
Kimball International, Inc. — Class B	215	1,836
Rite Aid Corp.*	328	1,827
Purple Innovation, Inc.*	343	1,777
Ideanomics, Inc.*	2,806	1,684
Forestar Group, Inc.*	101	1,675
Motorcar Parts of America, Inc.*	111	1,646
Miller Industries, Inc.	66	1,629
Noodles & Co.*	242	1,597
Big 5 Sporting Goods Corp.	123	1,568
Fiesta Restaurant Group, Inc.*	209	1,557
Hovnanian Enterprises, Inc. — Class A*	30	1,536
Cato Corp. — Class A	117	1,527
Rocky Brands, Inc.	40	1,498
Liberty Media Corporation-Liberty Braves — Class A*	59	1,497
Container Store Group, Inc.*	189	1,455
Citi Trends, Inc.*	47	1,404
Conn’s, Inc.*	106	1,399

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Cyclical – 3.9% (continued)
Full House Resorts, Inc.*	194	$ 1,366
Xponential Fitness, Inc. — Class A*	69	1,303
Commercial Vehicle Group, Inc.*	191	1,289
Superior Group of Companies, Inc.	69	1,242
Snap One Holdings Corp.*	100	1,235
Hooker Furnishings Corp.	69	1,193
El Pollo Loco Holdings, Inc.*	113	1,171
Blue Bird Corp.*	95	1,160
F45 Training Holdings, Inc.*	176	1,119
Tilly’s, Inc. — Class A	135	1,118
ONE Group Hospitality, Inc.*	123	1,106
Sweetgreen, Inc. — Class A*	60	1,097
Vera Bradley, Inc.*	155	1,056
First Watch Restaurant Group, Inc.*	64	1,018
Party City Holdco, Inc.*	658	948
Target Hospitality Corp.*	148	940
Kura Sushi USA, Inc. — Class A*	24	905
Duluth Holdings, Inc. — Class B*	72	898
Bassett Furniture Industries, Inc.	55	895
Lifetime Brands, Inc.	75	856
Traeger, Inc.*	177	841
Weber, Inc. — Class A	107	827
GAN Ltd.*	239	805
Escalade, Inc.	60	803
NEOGAMES S.A.*	60	788
Drive Shack, Inc.*	492	787
VOXX International Corp. — Class A*	92	771
Velodyne Lidar, Inc.*	451	762
Flexsteel Industries, Inc.	39	760
XL Fleet Corp.*	625	756
Shift Technologies, Inc.*	725	754
Daktronics, Inc.*	219	732
Lazydays Holdings, Inc.*	44	683
Arcimoto, Inc.*	166	664
Barnes & Noble Education, Inc.*	263	660
Mesa Air Group, Inc.*	204	626
Torrid Holdings, Inc.*	103	600
JOANN, Inc.	71	574
Cooper-Standard Holdings, Inc.*	100	562
Biglari Holdings, Inc. — Class B*	4	535
Marine Products Corp.	48	510

See notes to financial statements.

58 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Consumer, Cyclical – 3.9% (continued)
Aterian, Inc.*	154	$ 497
Hamilton Beach Brands Holding Co. — Class A	44	454
Landsea Homes Corp.*	63	452
Liberty TripAdvisor Holdings, Inc. — Class A*	434	451
Romeo Power, Inc.*	573	450
Kirkland’s, Inc.*	74	428
Nautilus, Inc.*	179	376
Carrols Restaurant Group, Inc.	199	366
EVI Industries, Inc.*	27	293
Chicken Soup For The Soul Entertainment, Inc.*	42	279
CarLotz, Inc.*	426	238
EBET, Inc.*	68	209
CompX International, Inc.	9	199
Regis Corp.*	248	190
MedAvail Holdings, Inc.*	71	121
Total Consumer, Cyclical		22,744,057
Industrial – 3.8%
Trimble, Inc.*,2	9,114	620,208
Mohawk Industries, Inc.*,2	3,985	563,718
TE Connectivity Ltd.[2]	4,062	525,582
Textron, Inc.[2]	7,936	518,141
Amphenol Corp. — Class A2	7,217	511,397
Keysight Technologies, Inc.*,2	3,483	507,125
Generac Holdings, Inc.*,2	2,042	504,537
Fortune Brands Home & Security, Inc.[2]	6,182	428,722
Boeing Co.*,2	2,950	387,630
Amcor plc[2]	23,309	305,348
Jacobs Engineering Group, Inc.[2]	2,032	284,663
Westrock Co.[2]	5,868	284,539
Fortive Corp.[2]	4,518	279,077
Expeditors International of Washington, Inc.[2]	2,552	277,760
Snap-on, Inc.[2]	1,235	274,022
Northrop Grumman Corp.[2]	582	272,358
Honeywell International, Inc.[2]	1,394	269,906
CH Robinson Worldwide, Inc.[2]	2,485	269,647
Westinghouse Air Brake Technologies Corp.[2]	2,853	269,494
Howmet Aerospace, Inc.[2]	7,532	269,420
3M Co.[2]	1,802	269,021
Republic Services, Inc. — Class A2	2,008	268,751
Masco Corp.[2]	4,729	268,087
FedEx Corp.[2]	1,192	267,699

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Industrial – 3.8% (continued)
Packaging Corporation of America[2]	1,697	$ 266,904
Waste Management, Inc.[2]	1,677	265,821
Otis Worldwide Corp.[2]	3,509	261,070
Huntington Ingalls Industries, Inc.[2]	1,233	259,497
Illinois Tool Works, Inc.[2]	1,246	259,255
Nordson Corp.[2]	1,181	257,316
IDEX Corp.[2]	1,340	256,677
Xylem, Inc.[2]	3,038	255,951
Caterpillar, Inc.[2]	1,183	255,351
Parker-Hannifin Corp.[2]	938	255,295
Lockheed Martin Corp.[2]	579	254,824
Allegion plc[2]	2,282	254,785
Ingersoll Rand, Inc.[2]	5,339	251,734
Mettler-Toledo International, Inc.*,2	194	249,507
Raytheon Technologies Corp.[2]	2,621	249,309
Agilent Technologies, Inc.[2]	1,950	248,742
TransDigm Group, Inc.*,2	407	246,385
General Dynamics Corp.[2]	1,093	245,827
L3Harris Technologies, Inc.[2]	1,016	244,754
Teledyne Technologies, Inc.*,2	604	244,711
Garmin Ltd.[2]	2,314	244,405
AMETEK, Inc.[2]	2,011	244,276
Sealed Air Corp.[2]	3,923	243,932
Emerson Electric Co.[2]	2,732	242,219
Eaton Corporation plc[2]	1,729	239,639
Vulcan Materials Co.[2]	1,449	238,897
Pentair plc[2]	4,722	236,903
Trane Technologies plc[2]	1,707	235,668
Deere & Co.[2]	652	233,273
CSX Corp.[2]	7,324	232,830
Martin Marietta Materials, Inc.[2]	685	232,475
A O Smith Corp.[2]	3,866	232,424
Carrier Global Corp.[2]	5,878	231,064
Johnson Controls International plc[2]	4,201	228,996
Norfolk Southern Corp.[2]	950	227,677
United Parcel Service, Inc. — Class B2	1,246	227,084
Dover Corp.[2]	1,687	225,906
J.B. Hunt Transport Services, Inc.[2]	1,281	221,075
General Electric Co.[2]	2,753	215,532
Old Dominion Freight Line, Inc.[2]	829	214,081
Union Pacific Corp.[2]	971	213,406

See notes to financial statements.

60 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Industrial – 3.8% (continued)
Rockwell Automation, Inc.[2]	988	$ 210,642
Ball Corp.[2]	2,969	210,472
Stanley Black & Decker, Inc.[2]	1,735	205,927
Tetra Tech, Inc.	630	85,031
EMCOR Group, Inc.	623	65,808
Saia, Inc.*	310	61,253
RBC Bearings, Inc.*	326	60,763
Exponent, Inc.	606	54,776
UFP Industries, Inc.	703	54,272
Novanta, Inc.*	412	50,660
Evoqua Water Technologies Corp.*	1,351	48,082
John Bean Technologies Corp.	366	44,560
Watts Water Technologies, Inc. — Class A	321	41,996
Casella Waste Systems, Inc. — Class A*	574	41,087
Zurn Water Solutions Corp.	1,417	40,838
Franklin Electric Company, Inc.	542	39,956
II-VI, Inc.*	620	38,750
Summit Materials, Inc. — Class A*	1,387	37,879
Fabrinet*	432	37,528
Chart Industries, Inc.*	213	37,462
Arcosa, Inc.	566	29,925
Altra Industrial Motion Corp.	757	29,682
Bloom Energy Corp. — Class A*	1,666	29,188
Atkore, Inc.*	263	28,646
Terex Corp.	802	28,383
Simpson Manufacturing Company, Inc.	254	27,521
Itron, Inc.*	530	27,353
Kennametal, Inc.	980	27,185
Badger Meter, Inc.	343	27,145
AAON, Inc.	490	26,254
SPX Corp.*	514	25,870
Helios Technologies, Inc.	378	25,863
Kadant, Inc.	135	24,988
Federal Signal Corp.	706	24,781
Atlas Air Worldwide Holdings, Inc.*	337	23,492
Energizer Holdings, Inc.	783	23,482
Fluor Corp.*	829	23,403
Applied Industrial Technologies, Inc.	224	23,164
ArcBest Corp.	296	22,387
GATX Corp.	206	22,238
Matson, Inc.	243	21,841

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Industrial – 3.8% (continued)
Kratos Defense & Security Solutions, Inc.*	1,438	$ 20,736
GrafTech International Ltd.	2,345	20,355
ESCO Technologies, Inc.	300	19,743
Comfort Systems USA, Inc.	208	18,662
Welbilt, Inc.*	766	18,131
Advanced Energy Industries, Inc.	221	18,003
Hillenbrand, Inc.	426	17,824
Aerojet Rocketdyne Holdings, Inc.*	437	17,803
Boise Cascade Co.	230	17,784
Mueller Industries, Inc.	328	17,663
Cactus, Inc. — Class A	326	17,089
Vicor Corp.*	247	16,623
EnerSys	243	16,456
Sanmina Corp.*	367	16,108
Gibraltar Industries, Inc.*	384	16,036
Dycom Industries, Inc.*	172	16,015
Vishay Intertechnology, Inc.	782	15,984
Albany International Corp. — Class A	180	15,192
Golar LNG Ltd.*	593	15,021
O-I Glass, Inc.*	913	15,019
Belden, Inc.	259	14,913
Forward Air Corp.	157	14,631
Werner Enterprises, Inc.	355	14,402
Encore Wire Corp.	115	14,377
Hub Group, Inc. — Class A*	194	14,158
Plexus Corp.*	164	13,907
Moog, Inc. — Class A	169	13,755
Brady Corp. — Class A	276	13,389
Masonite International Corp.*	139	12,764
Montrose Environmental Group, Inc.*	305	12,355
AeroVironment, Inc.*	132	12,139
CryoPort, Inc.*	476	12,114
EnPro Industries, Inc.	121	11,587
Trinity Industries, Inc.	452	11,237
Mueller Water Products, Inc. — Class A	914	10,904
Air Transport Services Group, Inc.*	346	10,456
Ichor Holdings Ltd.*	331	10,009
Barnes Group, Inc.	277	9,980
Knowles Corp.*	516	9,918
Materion Corp.	119	9,756
AAR Corp.*	199	9,596

See notes to financial statements.

62 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Industrial – 3.8% (continued)
NV5 Global, Inc.*	77	$ 9,485
Scorpio Tankers, Inc.	286	9,452
CSW Industrials, Inc.	88	9,339
Worthington Industries, Inc.	193	9,001
Greif, Inc. — Class A	151	8,980
MYR Group, Inc.*	96	8,795
Granite Construction, Inc.	268	8,750
TTM Technologies, Inc.*	611	8,731
Griffon Corp.	271	8,691
OSI Systems, Inc.*	97	8,140
SFL Corporation Ltd.	722	8,123
Lindsay Corp.	64	8,064
Cornerstone Building Brands, Inc.*	321	7,880
Proto Labs, Inc.*	162	7,807
Greenbrier Companies, Inc.	186	7,739
CTS Corp.	187	7,605
Primoris Services Corp.	313	7,600
TriMas Corp.	253	7,130
MicroVision, Inc.*	1,959	7,052
Frontline Ltd.*	715	6,921
Enerpac Tool Group Corp.	354	6,910
FARO Technologies, Inc.*	212	6,831
Alamo Group, Inc.	58	6,822
Blink Charging Co.*	428	6,818
Sturm Ruger & Company, Inc.	100	6,789
PGT Innovations, Inc.*	337	6,774
Tennant Co.	108	6,722
International Seaways, Inc.	273	6,588
Standex International Corp.	70	6,517
AZZ, Inc.	143	6,401
nLight, Inc.*	509	6,245
Astec Industries, Inc.	133	6,220
TimkenSteel Corp.*	269	6,214
Marten Transport Ltd.	349	6,128
Mesa Laboratories, Inc.	29	6,068
Apogee Enterprises, Inc.	143	5,949
Kaman Corp.	162	5,866
Matthews International Corp. — Class A	181	5,857
Ryerson Holding Corp.	192	5,787
Triumph Group, Inc.*	373	5,707
Great Lakes Dredge & Dock Corp.*	379	5,571

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Industrial – 3.8% (continued)
Ranpak Holdings Corp.*	447	$ 5,570
Columbus McKinnon Corp.	163	5,501
Benchmark Electronics, Inc.	206	5,251
GoPro, Inc. — Class A*	755	5,217
Construction Partners, Inc. — Class A*	223	5,127
Myers Industries, Inc.	215	5,117
American Woodmark Corp.*	97	5,052
Energy Recovery, Inc.*	243	4,911
DHT Holdings, Inc.	822	4,899
Genco Shipping & Trading Ltd.	191	4,823
Insteel Industries, Inc.	111	4,597
Costamare, Inc.	314	4,465
Smith & Wesson Brands, Inc.	285	4,412
Xometry, Inc. — Class A*	129	4,387
Sterling Construction Company, Inc.*	165	4,061
Gorman-Rupp Co.	135	4,022
Heartland Express, Inc.	276	3,941
Eagle Bulk Shipping, Inc.	53	3,883
Harsco Corp.*	459	3,810
Chase Corp.	44	3,555
Modine Manufacturing Co.*	298	3,522
Argan, Inc.	88	3,519
Napco Security Technologies, Inc.*	172	3,373
Stoneridge, Inc.*	155	3,205
Hydrofarm Holdings Group, Inc.*	465	3,204
Dorian LPG Ltd.	185	3,145
UFP Technologies, Inc.*	41	3,135
DXP Enterprises, Inc.*	101	3,099
Thermon Group Holdings, Inc.*	196	3,085
Teekay Tankers Ltd. — Class A*	142	2,932
Ducommun, Inc.*	64	2,922
Haynes International, Inc.	72	2,754
Luxfer Holdings plc	164	2,739
Kimball Electronics, Inc.*	143	2,718
PureCycle Technologies, Inc.*	315	2,690
Manitowoc Company, Inc.*	204	2,656
Pactiv Evergreen, Inc.	256	2,634
Heritage-Crystal Clean, Inc.*	93	2,564
Tutor Perini Corp.*	245	2,484
Latham Group, Inc.*	240	2,282
Meta Materials, Inc.*	1,187	2,279

See notes to financial statements.

64 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Industrial – 3.8% (continued)
AMMO, Inc.*	515	$ 2,276
Vishay Precision Group, Inc.*	74	2,250
Hyster-Yale Materials Handling, Inc.	59	2,180
CIRCOR International, Inc.*	109	2,119
Greif, Inc. — Class B	35	2,072
National Presto Industries, Inc.	30	2,028
Nordic American Tankers Ltd.	979	2,007
Omega Flex, Inc.	18	1,990
Olympic Steel, Inc.	56	1,913
Northwest Pipe Co.*	57	1,904
Comtech Telecommunications Corp.	152	1,902
Tredegar Corp.	156	1,889
Daseke, Inc.*	239	1,807
Babcock & Wilcox Enterprises, Inc.*	274	1,795
Safe Bulkers, Inc.	372	1,771
Allied Motion Technologies, Inc.	69	1,693
908 Devices, Inc.*	120	1,670
Identiv, Inc.*	127	1,624
Covenant Logistics Group, Inc. — Class A	71	1,610
IES Holdings, Inc.*	51	1,575
Turtle Beach Corp.*	90	1,573
Radiant Logistics, Inc.*	234	1,551
Astronics Corp.*	145	1,522
Centrus Energy Corp. — Class A*	57	1,459
Powell Industries, Inc.	54	1,452
Park Aerospace Corp.	116	1,413
Teekay Corp.*	414	1,399
NVE Corp.	28	1,385
Pure Cycle Corp.*	114	1,288
Universal Logistics Holdings, Inc.	45	1,255
Eastman Kodak Co.*	267	1,234
Caesarstone Ltd.	134	1,221
AerSale Corp.*	86	1,192
PAM Transportation Services, Inc.*	42	1,170
CECO Environmental Corp.*	185	1,158
Akoustis Technologies, Inc.*	287	1,148
Yellow Corp.*	300	1,134
Sight Sciences, Inc.*	120	1,031
American Outdoor Brands, Inc.*	84	972
Cadre Holdings, Inc.	36	907
Byrna Technologies, Inc.*	109	879

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value

COMMON STOCKS† – 33.1% (continued)
Industrial – 3.8% (continued)
American Superconductor Corp.*	164	$ 876
Standard BioTools, Inc.*	454	858
Concrete Pumping Holdings, Inc.*	154	833
Park-Ohio Holdings Corp.	50	779
View, Inc.*	575	730
Iteris, Inc.*	252	693
Atlas Technical Consultants, Inc.*	84	687
INNOVATE Corp.*	282	685
Willis Lease Finance Corp.*	16	600
Mistras Group, Inc.*	98	567
Karat Packaging, Inc.*	27	530
Kopin Corp.*	462	513
Mayville Engineering Company, Inc.*	53	481
US Xpress Enterprises, Inc. — Class A*	160	474
Sharps Compliance Corp.*	108	467
NL Industries, Inc.	49	450
AgEagle Aerial Systems, Inc.*	406	317
Total Industrial		21,782,025
Communications – 1.8%
Twitter, Inc.*,2	17,113	677,675
Meta Platforms, Inc. — Class A*,2	2,723	527,282
CDW Corp.[2]	3,057	519,262
Arista Networks, Inc.*,2	4,580	468,442
Match Group, Inc.*,2	5,678	447,313
Etsy, Inc.*,2	4,886	396,352
Expedia Group, Inc.*,2	2,979	385,274
AT&T, Inc.[2]	14,302	304,490
Lumen Technologies, Inc.[2]	23,789	291,177
Booking Holdings, Inc.*,2	126	282,689
T-Mobile US, Inc.*,2	2,040	271,912
Paramount Global — Class B2	7,789	267,396
Motorola Solutions, Inc.[2]	1,146	251,822
Comcast Corp. — Class A2	5,643	249,872
Corning, Inc.[2]	6,972	249,737
Omnicom Group, Inc.[2]	3,332	248,601
Interpublic Group of Companies, Inc.[2]	7,701	248,203
eBay, Inc.[2]	5,075	247,000
Verizon Communications, Inc.[2]	4,790	245,679
FactSet Research Systems, Inc.[2]	623	237,849
Juniper Networks, Inc.[2]	7,667	235,223
Charter Communications, Inc. — Class A*,2	454	230,146

See notes to financial statements.

66 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Communications – 1.8% (continued)
NortonLifeLock, Inc.[2]	9,199	$ 223,904
VeriSign, Inc.*,2	1,244	217,140
F5, Inc.*,2	1,307	213,093
Walt Disney Co.*,2	1,928	212,928
Cisco Systems, Inc.[2]	4,646	209,302
Amazon.com, Inc.*,2	87	209,165
Warner Bros Discovery, Inc.*,2	10,598	195,533
DISH Network Corp. — Class A*,2	8,455	193,028
Fox Corp. — Class A2	4,542	161,287
News Corp. — Class A2	9,208	160,219
Netflix, Inc.*,2	746	147,290
Alphabet, Inc. — Class A*,2	51	116,037
Alphabet, Inc. — Class C*,2	47	107,197
Fox Corp. — Class B2	2,085	68,200
News Corp. — Class B2	2,853	50,156
Perficient, Inc.*	380	37,206
Q2 Holdings, Inc.*	638	33,642
Cogent Communications Holdings, Inc.	500	30,195
Vonage Holdings Corp.*	1,476	28,590
Cargurus, Inc.*	1,120	28,358
TEGNA, Inc.	1,292	28,295
Iridium Communications, Inc.*	690	25,606
Upwork, Inc.*	1,378	25,148
Calix, Inc.*	644	23,789
TechTarget, Inc.*	305	21,682
Viavi Solutions, Inc.*	1,348	19,506
ePlus, Inc.*	312	17,703
Magnite, Inc.*	1,523	16,738
Shutterstock, Inc.	274	16,495
Open Lending Corp. — Class A*	1,223	16,095
Overstock.com, Inc.*	504	15,619
iHeartMedia, Inc. — Class A*	1,313	15,493
Maxar Technologies, Inc.	425	12,690
Revolve Group, Inc.*	420	12,340
Yelp, Inc. — Class A*	419	12,323
InterDigital, Inc.	181	11,817
Telephone & Data Systems, Inc.	592	10,496
Plantronics, Inc.*	252	9,949
Gray Television, Inc.	501	9,880
Liberty Latin America Ltd. — Class C*	906	8,616
Stitch Fix, Inc. — Class A*	949	8,038

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Communications – 1.8% (continued)
Extreme Networks, Inc.*	740	$ 7,341
Gogo, Inc.*	346	7,010
WideOpenWest, Inc.*	307	6,748
Clear Channel Outdoor Holdings, Inc.*	4,259	6,729
AMC Networks, Inc. — Class A*	170	6,674
Sinclair Broadcast Group, Inc. — Class A	269	6,518
Shenandoah Telecommunications Co.	283	6,498
Infinera Corp.*	1,081	6,194
Scholastic Corp.	158	5,930
A10 Networks, Inc.	358	5,517
ADTRAN, Inc.	288	5,337
EW Scripps Co. — Class A*	335	5,317
EchoStar Corp. — Class A*	219	5,263
Eventbrite, Inc. — Class A*	448	5,255
OptimizeRx Corp.*	205	5,244
Harmonic, Inc.*	533	5,133
Globalstar, Inc.*	3,619	5,067
NeoPhotonics Corp.*	306	4,715
Cars.com, Inc.*	401	4,150
Clearfield, Inc.*	67	4,141
Gannett Company, Inc.*	838	3,293
QuinStreet, Inc.*	296	3,256
NETGEAR, Inc.*	169	3,219
1-800-Flowers.com, Inc. — Class A*	317	3,094
RealReal, Inc.*	940	3,083
HealthStream, Inc.*	150	3,055
ATN International, Inc.	66	2,910
Anterix, Inc.*	68	2,910
Stagwell, Inc.*	367	2,903
Consolidated Communications Holdings, Inc.*	434	2,873
United States Cellular Corp.*	92	2,825
Tucows, Inc. — Class A*	58	2,808
Limelight Networks, Inc.*	744	2,693
Boston Omaha Corp. — Class A*	118	2,578
ChannelAdvisor Corp.*	174	2,375
Thryv Holdings, Inc.*	90	2,357
IDT Corp. — Class B*	85	2,343
Liberty Latin America Ltd. — Class A*	237	2,254
Quotient Technology, Inc.*	531	2,220
CarParts.com, Inc.*	291	2,203
Groupon, Inc.*	140	2,163

See notes to financial statements.

68 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Communications – 1.8% (continued)
Advantage Solutions, Inc.*	455	$ 1,957
Entravision Communications Corp. — Class A	358	1,872
Aviat Networks, Inc.*	63	1,847
Liquidity Services, Inc.*	135	1,831
Ooma, Inc.*	130	1,825
Couchbase, Inc.*	125	1,772
DZS, Inc.*	100	1,749
CalAmp Corp.*	208	1,510
MediaAlpha, Inc. — Class A*	126	1,273
Audacy, Inc.*	703	1,223
Ribbon Communications, Inc.*	419	1,186
Luna Innovations, Inc.*	184	1,111
Credo Technology Group Holding Ltd.*	108	1,105
Preformed Line Products Co.	17	1,054
EverQuote, Inc. — Class A*	114	1,020
Lands’ End, Inc.*	85	986
Cambium Networks Corp.*	63	900
Casa Systems, Inc.*	187	823
comScore, Inc.*	417	805
KVH Industries, Inc.*	90	700
Telesat Corp.*	41	686
Hemisphere Media Group, Inc.*	96	659
Lulu’s Fashion Lounge Holdings, Inc.*	33	619
1stdibs.com, Inc.*	106	605
VirnetX Holding Corp.*	378	457
National CineMedia, Inc.	358	440
Solo Brands, Inc. — Class A*	71	357
Value Line, Inc.	5	353
Fluent, Inc.*	258	333
LiveOne, Inc.*	350	294
CuriosityStream, Inc.*	155	234
aka Brands Holding Corp.*	55	217
HyreCar, Inc.*	104	119
Digital Media Solutions, Inc. — Class A*	19	32
Total Communications		10,468,334
Energy – 1.7%
Enphase Energy, Inc.*,2	4,402	819,608
Occidental Petroleum Corp.[2]	8,668	600,779
Marathon Oil Corp.[2]	18,771	589,973
Devon Energy Corp.[2]	7,807	584,744
APA Corp.[2]	12,391	582,501

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Energy – 1.7% (continued)
Diamondback Energy, Inc.[2]	3,266	$ 496,497
SolarEdge Technologies, Inc.*,2	1,703	464,561
Valero Energy Corp.[2]	2,772	359,251
Coterra Energy, Inc. — Class A2	9,913	340,313
Hess Corp.[2]	2,685	330,443
Marathon Petroleum Corp.[2]	3,236	329,393
Phillips 66[2]	3,146	317,148
Pioneer Natural Resources Co.[2]	1,093	303,788
EOG Resources, Inc.[2]	2,196	300,764
Williams Companies, Inc.[2]	7,964	295,146
ConocoPhillips[2]	2,582	290,114
Exxon Mobil Corp.[2]	2,992	287,232
Kinder Morgan, Inc.[2]	14,037	276,388
Halliburton Co.[2]	6,791	275,035
Schlumberger N.V.[2]	5,922	272,175
Chevron Corp.[2]	1,487	259,720
ONEOK, Inc.[2]	3,846	253,259
Baker Hughes Co.[2]	6,750	242,865
Ovintiv, Inc.	1,536	86,001
Chesapeake Energy Corp.	613	59,694
Southwestern Energy Co.*	5,953	54,291
Range Resources Corp.*	1,396	47,394
PDC Energy, Inc.	570	45,110
Matador Resources Co.	647	39,402
Equitrans Midstream Corp.	4,777	37,595
Murphy Oil Corp.	856	36,312
SM Energy Co.	700	33,789
Helmerich & Payne, Inc.	604	30,411
ChampionX Corp.	1,184	27,552
CNX Resources Corp.*	1,179	25,608
Magnolia Oil & Gas Corp. — Class A	840	23,192
Denbury, Inc.*	294	21,503
Patterson-UTI Energy, Inc.	1,094	20,874
California Resources Corp.	474	20,700
Kosmos Energy Ltd.*	2,614	20,232
Sunnova Energy International, Inc.*	1,009	20,180
Civitas Resources, Inc.	254	19,393
PBF Energy, Inc. — Class A*	565	18,758
Oasis Petroleum, Inc.	116	18,413
SunPower Corp. — Class A*	937	16,557
Callon Petroleum Co.*	281	16,427

See notes to financial statements.

70 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Energy – 1.7% (continued)
Renewable Energy Group, Inc.*	262	$ 16,063
Arch Resources, Inc.	88	13,450
Peabody Energy Corp.*	518	12,230
Northern Oil and Gas, Inc.	351	11,474
Stem, Inc.*	1,328	11,474
Delek US Holdings, Inc.*	385	11,227
NexTier Oilfield Solutions, Inc.*	1,014	11,053
Comstock Resources, Inc.*	545	10,519
CONSOL Energy, Inc.*	200	10,312
Tellurian, Inc.*	2,159	10,299
Warrior Met Coal, Inc.	302	10,153
Green Plains, Inc.*	279	9,090
Liberty Energy, Inc. — Class A*	543	8,835
Centennial Resource Development, Inc. — Class A*	1,082	8,591
Archrock, Inc.	790	7,924
Brigham Minerals, Inc. — Class A	256	7,759
US Silica Holdings, Inc.*	430	7,602
Oceaneering International, Inc.*	584	7,428
NOW, Inc.*	646	7,132
Nabors Industries Ltd.*	41	6,838
ProPetro Holding Corp.*	510	6,655
Dril-Quip, Inc.*	205	6,445
Laredo Petroleum, Inc.*	73	6,144
Tidewater, Inc.*	240	6,108
CVR Energy, Inc.	176	6,060
MRC Global, Inc.*	472	5,282
Ranger Oil Corp. — Class A*	123	5,266
Gevo, Inc.*	1,167	4,901
Talos Energy, Inc.*	219	4,730
Berry Corp.	402	4,474
Bristow Group, Inc.*	140	4,451
Par Pacific Holdings, Inc.*	266	4,362
SunCoke Energy, Inc.	495	4,005
Helix Energy Solutions Group, Inc.*	853	3,958
RPC, Inc.*	402	3,763
W&T Offshore, Inc.*	559	3,762
Expro Group Holdings N.V.*	270	3,691
TETRA Technologies, Inc.*	731	3,670
Crescent Energy Co. — Class A	175	3,162
Earthstone Energy, Inc. — Class A*	175	3,154
Select Energy Services, Inc. — Class A*	370	3,134

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 71

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Energy – 1.7% (continued)
DMC Global, Inc.*	111	$ 3,071
TPI Composites, Inc.*	215	2,965
Oil States International, Inc.*	361	2,794
REX American Resources Corp.*	30	2,607
Solaris Oilfield Infrastructure, Inc. — Class A	186	2,507
Newpark Resources, Inc.*	538	2,313
Aris Water Solution, Inc. — Class A	113	2,308
Alto Ingredients, Inc.*	426	1,896
Falcon Minerals Corp.	234	1,734
National Energy Services Reunited Corp.*	226	1,686
Kinetik Holdings, Inc. — Class A	19	1,597
Riley Exploration Permian, Inc.	54	1,483
Cleanspark, Inc.*	228	1,343
Infrastructure and Energy Alternatives, Inc.*	163	1,325
Aemetis, Inc.*	161	1,306
FutureFuel Corp.	154	1,107
Matrix Service Co.*	155	935
HighPeak Energy, Inc.	29	924
Beam Global*	52	743
Eos Energy Enterprises, Inc.*	259	358
Advent Technologies Holdings, Inc.*	172	234
Total Energy		9,942,951
Utilities – 1.5%
Constellation Energy Corp.[2]	5,151	319,774
NRG Energy, Inc.[2]	6,603	304,002
PPL Corp.[2]	9,671	291,871
CenterPoint Energy, Inc.[2]	8,930	286,207
Exelon Corp.[2]	5,823	286,200
WEC Energy Group, Inc.[2]	2,707	284,424
Consolidated Edison, Inc.[2]	2,844	282,295
Entergy Corp.[2]	2,336	281,068
Southern Co.[2]	3,699	279,866
Eversource Energy[2]	3,031	279,822
Ameren Corp.[2]	2,904	276,432
Evergy, Inc.[2]	3,948	276,123
Edison International[2]	3,921	274,117
CMS Energy Corp.[2]	3,852	273,646
Xcel Energy, Inc.[2]	3,610	271,977
American Electric Power Company, Inc.[2]	2,659	271,298
Sempra Energy[2]	1,648	270,041

See notes to financial statements.

72 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Utilities – 1.5% (continued)
Duke Energy Corp.[2]	2,394	$ 269,373
Alliant Energy Corp.[2]	4,218	269,193
NiSource, Inc.[2]	8,529	268,237
Pinnacle West Capital Corp.[2]	3,444	267,427
DTE Energy Co.[2]	2,001	265,553
Public Service Enterprise Group, Inc.[2]	3,866	264,976
Dominion Energy, Inc.[2]	3,123	263,019
Atmos Energy Corp.[2]	2,234	259,837
American Water Works Company, Inc.[2]	1,671	252,739
AES Corp.[2]	11,445	252,248
FirstEnergy Corp.[2]	5,778	248,223
NextEra Energy, Inc.[2]	3,204	242,511
Southwest Gas Holdings, Inc.	381	35,482
American States Water Co.	431	34,157
California Water Service Group	616	33,061
Black Hills Corp.	375	28,748
ONE Gas, Inc.	308	26,802
Brookfield Infrastructure Corp. — Class A	371	26,174
New Jersey Resources Corp.	564	25,899
Portland General Electric Co.	525	25,856
PNM Resources, Inc.	500	23,765
Spire, Inc.	296	23,177
Ormat Technologies, Inc.	264	22,165
Ameresco, Inc. — Class A*	362	21,257
South Jersey Industries, Inc.	604	21,049
NorthWestern Corp.	316	19,361
ALLETE, Inc.	306	18,978
Avista Corp.	414	17,984
MGE Energy, Inc.	213	16,906
Clearway Energy, Inc. — Class C	481	16,859
Otter Tail Corp.	241	15,759
Chesapeake Utilities Corp.	100	13,357
SJW Group	162	10,020
Northwest Natural Holding Co.	179	9,718
Middlesex Water Co.	101	8,588
Clearway Energy, Inc. — Class A	204	6,642
Unitil Corp.	92	5,319
York Water Co.	77	3,155
Artesian Resources Corp. — Class A	48	2,356
Global Water Resources, Inc.	75	1,075

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Utilities – 1.5% (continued)
FTC Solar, Inc.*	220	$ 891
Via Renewables, Inc.	71	601
Stronghold Digital Mining, Inc. — Class A*	43	139
Total Utilities		8,447,799
Basic Materials – 1.1%
Albemarle Corp.[2]	2,167	564,330
Mosaic Co.[2]	7,845	491,489
Freeport-McMoRan, Inc.[2]	9,868	385,641
Linde plc[2]	905	293,835
Sherwin-Williams Co.[2]	1,088	291,628
International Paper Co.[2]	5,988	290,119
Celanese Corp. — Class A2	1,841	288,153
Air Products and Chemicals, Inc.[2]	1,158	285,053
International Flavors & Fragrances, Inc.[2]	2,151	284,298
Dow, Inc.[2]	4,171	283,545
LyondellBasell Industries N.V. — Class A2	2,456	280,598
PPG Industries, Inc.[2]	2,113	267,273
Eastman Chemical Co.[2]	2,410	265,486
Ecolab, Inc.[2]	1,599	262,092
CF Industries Holdings, Inc.[2]	2,645	261,247
FMC Corp.[2]	2,061	252,637
Nucor Corp.[2]	1,878	248,760
DuPont de Nemours, Inc.[2]	3,505	237,814
Newmont Corp.[2]	3,304	224,176
Balchem Corp.	377	46,910
Sensient Technologies Corp.	494	43,195
Livent Corp.*	946	30,073
Rogers Corp.*	109	28,926
Commercial Metals Co.	701	27,851
Cabot Corp.	329	24,876
Quaker Chemical Corp.	157	24,555
Tronox Holdings plc — Class A	1,344	24,205
HB Fuller Co.	308	21,893
Allegheny Technologies, Inc.*	746	20,515
Arconic Corp.*	625	17,581
MP Materials Corp.*	441	17,389
Ingevity Corp.*	232	16,166
Hecla Mining Co.	3,117	14,712
Innospec, Inc.	143	14,590
Stepan Co.	126	14,126

See notes to financial statements.

74 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Basic Materials – 1.1% (continued)
Minerals Technologies, Inc.	194	$ 12,855
Constellium SE*	733	12,380
GCP Applied Technologies, Inc.*	377	11,732
Trinseo plc	228	10,782
Carpenter Technology Corp.	279	9,829
Kaiser Aluminum Corp.	92	9,400
Compass Minerals International, Inc.	200	8,986
Novagold Resources, Inc.*	1,390	7,770
Codexis, Inc.*	706	7,540
AdvanSix, Inc.	160	7,413
Orion Engineered Carbons S.A.	355	6,855
Schnitzer Steel Industries, Inc. — Class A	154	6,255
Uranium Energy Corp.*	1,541	5,887
Coeur Mining, Inc.*	1,501	5,839
Energy Fuels, Inc.*	900	5,769
Amyris, Inc.*	2,060	5,253
Schweitzer-Mauduit International, Inc.	183	4,963
Danimer Scientific, Inc.*	1,055	4,632
American Vanguard Corp.	174	4,294
Hawkins, Inc.	112	4,050
Intrepid Potash, Inc.*	59	3,886
Neenah, Inc.	100	3,791
Century Aluminum Co.*	301	3,552
Ecovyst, Inc.	341	3,502
Clearwater Paper Corp.*	98	3,366
Koppers Holdings, Inc.	123	3,333
Kronos Worldwide, Inc.	132	2,515
Glatfelter Corp.	261	2,250
United States Lime & Minerals, Inc.	12	1,427
Rayonier Advanced Materials, Inc.*	368	1,417
Ur-Energy, Inc.*	1,083	1,321
Unifi, Inc.*	81	1,281
Gatos Silver, Inc.*	276	850
Oil-Dri Corporation of America	31	737
Marrone Bio Innovations, Inc.*	598	700
Zymergen, Inc.*	467	663
Perpetua Resources Corp.*	189	658
Valhi, Inc.	14	649
PolyMet Mining Corp.*	171	474
Total Basic Materials		6,334,593

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value
COMMON STOCKS† – 33.1% (continued)
Government – 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	184	$ 2,736
Total Common Stocks
(Cost $214,512,341)		190,667,139
PREFERRED STOCKS†† – 5.9%
Financial – 5.9%
Markel Corp.
6.00% due 12/31/702	5,000,000	5,028,574
Citigroup, Inc.
4.15% due 12/31/702	5,000,000	4,410,942
Bank of New York Mellon Corp.
3.75%[2,5,6]	5,000,000	4,347,550
Wells Fargo & Co.
4.38%[2]	139,386	2,653,909
4.75%[2]	61,250	1,269,712
3.90% due 12/31/70	400,000	368,187
Goldman Sachs Group, Inc.
3.80% [2,5,6]	5,000,000	4,232,625
Bank of America Corp.
4.38%[2]	131,500	2,612,905
4.38% due 12/31/70	1,650,000	1,451,891
First Republic Bank
4.50%[2]	200,000	3,960,000
Selective Insurance Group, Inc.
4.60%[2]	85,536	1,776,583
Public Storage
4.10%[2]	58,000	1,140,860
RenaissanceRe Holdings Ltd.
4.20%	38,000	713,260
Total Financial		33,966,998
Total Preferred Stocks
(Cost $39,918,415)		33,966,998
WARRANTS† – 0.0%
MSD Acquisition Corp.
Expiring 05/13/23*,1	8,944	3,340
Colicity, Inc.
Expiring 12/31/27*,1	6,716	1,454
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,1	5,084	1,102
RXR Acquisition Corp.
Expiring 03/08/26*,1	4,484	1,097
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	4,204	1,093

See notes to financial statements.

76 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Shares	Value

WARRANTS† – 0.0% (continued)
Blue Whale Acquisition Corp. I
Expiring 07/30/26*,1	1,500	$ 435
Total Warrants
(Cost $3,207)		8,521
RIGHTS† – 0.0%
Consumer, Non-cyclical – 0.0%
Pulse Biosciences, Inc.*	166	–
UCB*,†††	655	–
Total Consumer, Non-cyclical		–
Total Rights
(Cost $–)		–
EXCHANGE-TRADED FUNDS† – 12.4%
iShares Russell 2000 Index ETF[2]	107,624	19,943,803
Invesco QQQ Trust Series[2]	64,331	19,831,961
SPDR S&P 500 ETF Trust[2]	47,190	19,486,167
iShares Silver Trust*,2	320,800	6,364,672
VanEck Gold Miners ETF[2]	162,400	5,152,952
Invesco S&P 500 High Beta ETF	7,528	513,108
Total Exchange-Traded Funds
(Cost $84,466,766)		71,292,663
MUTUAL FUND† – 1.1%
Guggenheim Risk Managed Real Estate Fund — Institutional Class[3]	176,230	6,259,675
Total Mutual Fund
(Cost $6,887,363)		6,259,675
CLOSED-END FUNDS† – 2.3%
Eaton Vance Limited Duration Income Fund[2]	309,597	3,284,824
BlackRock Credit Allocation Income Trust[2]	278,937	3,218,933
Western Asset High Income Opportunity Fund, Inc.[2]	728,787	3,104,633
BlackRock Debt Strategies Fund, Inc.[2]	191,526	1,840,565
Blackstone Strategic Credit Fund[2]	87,475	1,035,704
Ares Dynamic Credit Allocation Fund, Inc.[2]	51,307	688,540
Total Closed-End Funds
(Cost $15,973,619)		13,173,199
MONEY MARKET FUNDS† – 1.0%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 0.65%[4]	4,460,162	4,460,162
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.64%[4]	1,502,577	1,502,577
Total Money Market Funds
(Cost $5,962,739)		5,962,739

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS continued May 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 46.7%
Consumer, Non-cyclical – 8.9%
DaVita, Inc.
4.63% due 06/01/30[2,7]	5,200,000	$ 4,517,500
Sabre GLBL, Inc.
7.38% due 09/01/25[2,7]	4,000,000	3,950,000
US Foods, Inc.
4.63% due 06/01/30[2,7]	4,250,000	3,901,500
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[2,7]	4,400,000	3,872,000
Nielsen Finance LLC / Nielsen Finance Co.
4.75% due 07/15/31[2,7]	3,200,000	3,064,000
Rent-A-Center, Inc.
6.38% due 02/15/29[2,7]	3,412,000	2,989,970
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[2,7]	3,242,000	2,868,197
ADT Security Corp.
4.88% due 07/15/32[2,7]	3,300,000	2,866,559
BCP V Modular Services Finance II plc
4.75% due 11/30/28	EUR 3,000,000	2,854,267
Bausch Health Companies, Inc.
4.88% due 06/01/28[2,7]	3,300,000	2,834,947
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[2,7]	3,125,000	2,823,250
CPI CG, Inc.
8.63% due 03/15/26[2,7]	2,814,000	2,687,137
Carriage Services, Inc.
4.25% due 05/15/29[2,7]	3,150,000	2,661,750
TreeHouse Foods, Inc.
4.00% due 09/01/28[2]	2,000,000	1,734,000
Post Holdings, Inc.
5.50% due 12/15/29[2,7]	1,700,000	1,618,715
Mozart Debt Merger Sub, Inc.
5.25% due 10/01/29[7]	1,750,000	1,549,118
Castor S.p.A.
5.25% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,7	EUR 1,400,000	1,455,366
WW International, Inc.
4.50% due 04/15/29[2,7]	1,750,000	1,238,125
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[2,7]	1,075,000	1,005,517
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
9.50% due 07/31/27[2,7]	1,750,000	420,000
HealthEquity, Inc.
4.50% due 10/01/29[7]	75,000	69,937
Total Consumer, Non-cyclical		50,981,855

See notes to financial statements.

78 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 46.7% (continued)
Financial – 8.7%
Liberty Mutual Group, Inc.
4.30% due 02/01/61[2,7]	5,250,000	$ 3,871,875
United Wholesale Mortgage LLC
5.50% due 04/15/29[2,7]	4,300,000	3,776,002
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2,7]	3,810,000	3,436,087
Kennedy-Wilson, Inc.
5.00% due 03/01/31[2]	3,500,000	3,106,250
FS KKR Capital Corp.
3.25% due 07/15/27[2]	3,300,000	2,972,263
NFP Corp.
6.88% due 08/15/28[2,7]	3,250,000	2,832,993
Iron Mountain, Inc.
5.25% due 07/15/30[2,7]	2,940,000	2,807,700
OneMain Finance Corp.
4.00% due 09/15/30[2]	3,300,000	2,802,360
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32[2]	3,250,000	2,725,891
AmWINS Group, Inc.
4.88% due 06/30/29[2,7]	2,320,000	2,148,378
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48	2,110,756	1,845,237
Hunt Companies, Inc.
5.25% due 04/15/29[2,7]	1,850,000	1,743,625
Home Point Capital, Inc.
5.00% due 02/01/26[7]	2,100,000	1,724,562
HUB International Ltd.
5.63% due 12/01/29[7]	1,750,000	1,631,875
Starwood Property Trust, Inc.
4.38% due 01/15/27[2,7]	1,700,000	1,602,165
Prudential Financial, Inc.
5.13% due 03/01/52[2,6]	1,550,000	1,489,937
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[7]	1,600,000	1,468,544
Sherwood Financing plc
4.50% due 11/15/26	EUR 1,500,000	1,459,323
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[6,7]	1,400,000	1,372,000
USI, Inc.
6.88% due 05/01/25[2,7]	1,300,000	1,278,637
Ares Finance Company IV LLC
3.65% due 02/01/52[7]	1,650,000	1,227,352

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 79

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 46.7% (continued)
Financial – 8.7% (continued)
KKR Group Finance Company X LLC
3.25% due 12/15/51[2,7]	1,600,000	$ 1,209,769
PHM Group Holding Oy
4.75% due 06/18/26	EUR 1,000,000	1,030,596
Ryan Specialty Group LLC
4.38% due 02/01/30[7]	450,000	405,038
Total Financial		49,968,459
Communications – 7.9%
Altice France S.A.
5.13% due 01/15/29[2,7]	5,260,000	4,487,359
5.13% due 07/15/29[2,7]	2,000,000	1,745,750
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[2,7]	6,500,000	5,593,803
Level 3 Financing, Inc.
3.75% due 07/15/29[2,7]	6,100,000	5,201,241
British Telecommunications plc
4.88% due 11/23/81[2,6,7]	5,000,000	4,515,887
Ziggo Bond Company BV
5.13% due 02/28/30[2,7]	4,361,000	3,874,160
Vodafone Group plc
5.13% due 06/04/81[2,6]	4,750,000	3,687,692
McGraw-Hill Education, Inc.
5.75% due 08/01/28[2,7]	1,800,000	1,641,573
8.00% due 08/01/29[7]	1,700,000	1,471,803
Vmed O2 UK Financing I plc
4.25% due 01/31/31[2,7]	3,250,000	2,876,250
Zayo Group Holdings, Inc.
4.00% due 03/01/27[2,7]	3,250,000	2,843,750
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[7]	1,750,000	1,763,125
5.13% due 07/15/29[2,7]	445,000	404,839
Cengage Learning, Inc.
9.50% due 06/15/24[7]	1,600,000	1,509,808
Rogers Communications, Inc.
5.25% due 03/15/82[2,6,7]	1,600,000	1,469,724
Ciena Corp.
4.00% due 01/31/30[2,7]	850,000	782,000
UPC Broadband Finco BV
4.88% due 07/15/31[7]	750,000	687,849
VZ Secured Financing BV
5.00% due 01/15/32[7]	500,000	452,610

See notes to financial statements.

80 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 46.7% (continued)
Communications – 7.9% (continued)
CSC Holdings LLC
4.50% due 11/15/31[7]	300,000	$ 257,250
6.50% due 02/01/29[7]	100,000	98,468
Total Communications		45,364,941
Energy – 4.2%
NuStar Logistics, LP
6.38% due 10/01/30[2]	6,000,000	5,870,400
Occidental Petroleum Corp.
7.95% due 06/15/39[2]	3,190,000	3,877,796
ITT Holdings LLC
6.50% due 08/01/29[2,7]	3,750,000	3,213,375
CVR Energy, Inc.
5.75% due 02/15/28[2,7]	3,300,000	3,134,835
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[2]	2,400,000	2,331,840
6.88% due 01/15/29[2]	675,000	634,945
Valero Energy Corp.
4.00% due 06/01/52[2]	3,350,000	2,791,941
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	1,750,000	1,709,925
BP Capital Markets plc
4.88%[2,5,6]	500,000	467,546
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.75% due 04/01/25	150,000	148,725
5.63% due 05/01/27[7]	125,000	120,600
Total Energy		24,301,928
Consumer, Cyclical – 4.2%
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[2,7]	4,500,000	3,966,323
Station Casinos LLC
4.63% due 12/01/31[2,7]	3,250,000	2,752,985
Penn National Gaming, Inc.
4.13% due 07/01/29[2,7]	3,250,000	2,659,800
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[2,7]	2,200,000	2,026,930
Aramark Services, Inc.
5.00% due 02/01/28[2,7]	2,000,000	1,948,000
Air Canada
4.63% due 08/15/29[7]	CAD 2,750,000	1,925,511
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[2,7]	1,650,000	1,501,500
Boyne USA, Inc.
4.75% due 05/15/29[2,7]	1,600,000	1,488,000

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 81

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 46.7% (continued)
Consumer, Cyclical – 4.2% (continued)
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[7]	1,600,000	$ 1,484,224
Wabash National Corp.
4.50% due 10/15/28[2,7]	1,750,000	1,426,250
Steelcase, Inc.
5.13% due 01/18/29[2]	1,450,000	1,390,383
Deuce FinCo plc
5.50% due 06/15/27	GBP 1,200,000	1,292,564
Wolverine World Wide, Inc.
4.00% due 08/15/29[7]	200,000	165,881
Total Consumer, Cyclical		24,028,351
Industrial – 4.0%
Standard Industries, Inc.
4.38% due 07/15/30[7]	2,400,000	2,162,172
3.38% due 01/15/31[2,7]	1,000,000	839,310
PGT Innovations, Inc.
4.38% due 10/01/29[2,7]	3,295,000	2,947,219
GrafTech Finance, Inc.
4.63% due 12/15/28[2,7]	3,200,000	2,928,864
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[7]	2,300,000	2,205,947
5.25% due 07/15/28[2,7]	450,000	398,236
TK Elevator US Newco, Inc.
5.25% due 07/15/27[2,7]	2,630,000	2,564,250
Harsco Corp.
5.75% due 07/31/27[2,7]	2,625,000	2,261,437
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[2,7]	2,600,000	2,210,293
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[2,7]	2,150,000	1,945,750
Cleaver-Brooks, Inc.
7.88% due 03/01/23[7]	1,777,000	1,652,610
Mauser Packaging Solutions Holding Co.
5.50% due 04/15/24[7]	800,000	790,160
Waste Pro USA, Inc.
5.50% due 02/15/26[7]	100,000	90,000
Total Industrial		22,996,248
Basic Materials – 3.9%
Kaiser Aluminum Corp.
4.50% due 06/01/31[2,7]	4,350,000	3,798,383
EverArc Escrow SARL
5.00% due 10/30/29[2,7]	4,250,000	3,697,500

See notes to financial statements.

82 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 46.7% (continued)
Basic Materials – 3.9% (continued)
Carpenter Technology Corp.
7.63% due 03/15/30[2]	3,000,000	$ 2,962,821
6.38% due 07/15/28	200,000	195,923
Diamond BC BV
4.63% due 10/01/29[2,7]	3,250,000	2,762,500
Ingevity Corp.
3.88% due 11/01/28[2,7]	2,900,000	2,602,750
Compass Minerals International, Inc.
6.75% due 12/01/27[2,7]	1,943,000	1,836,230
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[2,7]	1,850,000	1,628,000
Clearwater Paper Corp.
4.75% due 08/15/28[2,7]	1,609,000	1,447,187
Anglo American Capital plc
5.63% due 04/01/30[7]	1,050,000	1,097,690
Valvoline, Inc.
4.25% due 02/15/30[7]	400,000	364,500
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[7]	250,000	232,345
Total Basic Materials		22,625,829
Utilities – 2.5%
Midcap Funding XLVI Trust
5.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 11/22/23◊,†††	13,000,000	13,039,216
Terraform Global Operating LLC
6.13% due 03/01/26[2,7]	1,150,000	1,127,000
Total Utilities		14,166,216
Technology – 2.0%
Dun & Bradstreet Corp.
5.00% due 12/15/29[2,7]	3,300,000	3,000,921
NCR Corp.
5.25% due 10/01/30[2,7]	3,250,000	2,987,098
Minerva Merger Sub, Inc.
6.50% due 02/15/30[7]	3,200,000	2,936,000
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[2]	1,900,000	1,681,292
Boxer Parent Company, Inc.
7.13% due 10/02/25[2,7]	1,000,000	979,440
Total Technology		11,584,751

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 83

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 46.7% (continued)
Government – 0.4%
CoBank ACB
4.25%[2,5,6]	3,000,000	$ 2,637,826
Total Corporate Bonds
(Cost $299,445,029)		268,656,404
SENIOR FLOATING RATE INTERESTS††,◊ – 24.5%
Consumer, Non-cyclical – 8.6%
LaserAway Intermediate Holdings II LLC
6.79% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 10/14/27	5,735,625	5,628,082
Sierra Acquisition, Inc.
5.06% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/11/24†††	5,720,207	5,491,399
Gibson Brands, Inc.
6.41% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28†††	5,735,625	5,190,741
National Mentor Holdings, Inc.
4.65% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%),
Rate Floor: 4.50%) due 03/02/28	5,307,324	4,736,786
4.76% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	168,375	150,275
Blue Ribbon LLC
6.84% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	3,949,367	3,692,658
Kronos Acquisition Holdings, Inc.
7.00% (3 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 12/22/26	3,291,750	3,246,488
Florida Food Products LLC
6.06% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28	3,250,000	3,144,375
HAH Group Holding Co. LLC
6.00% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27	1,650,000	1,608,750
6.03% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27	1,492,044	1,432,362
Women’s Care Holdings, Inc.
5.74% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	2,984,962	2,867,444
Triton Water Holdings, Inc.
4.51% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	2,984,964	2,750,525
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	2,143,943	2,068,905
PetIQ LLC
5.10% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28†††	1,941,976	1,898,281
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	1,986,043	1,839,572
Mission Veterinary Partners
5.06% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	1,691,500	1,636,526
Pimente Investissement S.A.S.
4.25% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 12/29/28	EUR 1,350,000	1,352,899
Grifols Worldwide Operations USA, Inc.
3.06% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	300,000	287,838
Elanco Animal Health, Inc.
2.55% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	294,123	285,117

See notes to financial statements.

84 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 24.5% (continued)
Consumer, Non-cyclical – 8.6% (continued)
Bombardier Recreational Products, Inc.
3.06% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27	273,601	$ 260,673
Total Consumer, Non-cyclical		49,569,696
Industrial – 5.7%
Pelican Products, Inc.
5.26% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	5,735,625	5,423,779
American Bath Group LLC
4.81% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27	5,721,862	5,187,841
Arcline FM Holdings LLC
5.50% (6 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††	4,477,500	4,276,012
Protective Industrial Products, Inc.
5.06% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27	3,810,981	3,639,487
Merlin Buyer, Inc.
4.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	3,300,000	3,124,011
ASP Dream Acquisition Co. LLC
5.28% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/15/28†††	3,250,000	3,103,750
Rinchem Company LLC
5.00% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 03/02/29†††	3,200,000	3,036,000
Icebox Holdco III, Inc.
4.76% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/28	2,651,429	2,517,213
Saverglass
4.25% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 02/19/29	EUR 1,500,000	1,557,971
Armor Holdco, Inc.
5.20% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 12/11/28	399,000	392,018
CapStone Acquisition Holdings, Inc.
5.81% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27†††	301,334	297,567
LTI Holdings, Inc.
5.81% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 07/24/26	249,375	240,959
Dispatch Terra Acquisition LLC
5.26% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	198,997	186,560
Total Industrial		32,983,168
Consumer, Cyclical – 5.6%
Pacific Bells, LLC
5.57% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	4,987,629	4,750,716
Secretariat Advisors LLC
5.76% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/29/28†††	3,790,500	3,733,643
First Brands Group LLC
6.29% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	3,284,670	3,140,966
BRE/Everbright M6 Borrower LLC
5.85% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	2,985,000	2,915,360
Cordobes Holdco SL
4.50% (3 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 02/02/29	EUR 2,400,000	2,476,651

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 85

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 24.5% (continued)
Consumer, Cyclical – 5.6% (continued)
Breitling Financing SARL
4.00% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 10/25/28	EUR 2,000,000	$ 2,032,571
IBC Capital Ltd.
4.67% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	1,989,637	1,893,140
NFM & J LLC
6.81% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	1,859,564	1,840,935
SP PF Buyer LLC
5.56% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,989,744	1,740,031
FR Refuel LLC
5.81% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	1,762,250	1,709,382
Fertitta Entertainment LLC
5.03% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 01/27/29	1,700,000	1,624,469
Freshworld Holding IV GmbH
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/26	EUR 1,250,000	1,269,793
Piolin BidCo S.A.U.
7.50% (3 Month EURIBOR + 7.50%, Rate Floor: 7.50%) due 09/16/26	EUR 1,000,000	1,066,828
The Facilities Group
6.83% ((1 Month USD LIBOR + 5.75%) and (3 Month USD LIBOR + 5.75%),
Rate Floor: 6.75%) due 11/30/27†††	1,069,841	1,059,124
Congruex Group LLC
6.86% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 04/26/29	450,000	435,375
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.00%) due 10/20/28	450,000	427,981
Outcomes Group Holdings, Inc.
9.12% (6 Month Term SOFR + 7.50%, Rate Floor: 8.00%) due 10/26/26†††	150,000	147,000
CCRR Parent, Inc.
4.76% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	24,759	23,624
Total Consumer, Cyclical		32,287,589
Financial – 1.6%
Jones Deslauriers Insurance Management, Inc.
9.31% (3 Month Canada Banker Acceptance + 7.50%, Rate Floor: 8.00%)
due 03/26/29	CAD 2,100,000	1,569,333
6.06% (3 Month Canada Banker Acceptance + 4.25%, Rate Floor: 5.00%)
due 03/27/28	CAD 2,089,480	1,561,471
Eisner Advisory Group
5.81% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 07/28/28	3,134,125	3,024,431
HighTower Holding LLC
5.10% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	2,817,618	2,613,341
Claros Mortgage Trust, Inc.
5.29% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 08/09/26	349,125	336,906
Total Financial		9,105,482

See notes to financial statements.

86 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 24.5% (continued)
Technology – 1.3%
Misys Ltd.
4.74% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	5,702,664	$ 5,362,899
Precise Midco BV
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 05/13/26	EUR 1,500,000	1,565,733
Apttus Corp.
5.62% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	397,995	380,583
VT TopCo, Inc.
4.76% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 08/01/25	160,312	157,207
Total Technology		7,466,422
Communications – 0.7%
Cengage Learning Acquisitions, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	3,989,975	3,797,618
McGraw Hill LLC
5.56% (1 Month USD LIBOR + 4.75%) and (3 Month USD LIBOR + 4.75%),
Rate Floor: 5.25%) due 07/28/28	398,997	378,382
Total Communications		4,176,000
Basic Materials – 0.6%
NIC Acquisition Corp.
4.76% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	3,482,412	3,198,595
Utilities – 0.4%
Hamilton Projects Acquiror LLC
5.51% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	2,456,658	2,402,145
Total Senior Floating Rate Interests
(Cost $148,414,392)		141,189,097
ASSET-BACKED SECURITIES†† – 11.3%
Collateralized Loan Obligations – 6.1%
CIFC Funding Ltd.
2021-4RA DR, 8.04% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.00%)
due 01/17/35◊,7	9,000,000	8,559,919
Madison Park Funding LIII Ltd.
2022-53A E, 6.40% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%)
due 04/21/35◊,7	7,500,000	6,326,953
Boyce Park CLO Ltd.
2022-1A E, 6.80% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/21/35◊,7	4,000,000	3,562,996
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 3.73% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%)
due 11/18/31◊,2,7	3,500,000	3,458,895
Palmer Square Loan Funding Ltd.
2022-1A D, 5.23% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%)
due 04/15/30◊,7	3,500,000	3,075,589

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 87

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 11.3% (continued)
Collateralized Loan Obligations – 6.1% (continued)
ACRES Commercial Realty Ltd.
2021-FL2 D, 3.99% (1 Month USD LIBOR + 3.10%, Rate Floor: 3.10%)
due 01/15/37◊,2,7	3,250,000	$ 3,037,302
Carlyle Global Market Strategies
2022-1A E, 8.27% (3 Month Term SOFR + 7.35%, Rate Floor: 7.35%)
due 04/15/35◊,7	2,250,000	1,976,547
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A E, 6.50% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/14/35◊,7	1,750,000	1,583,912
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[7,8]	1,750,000	1,430,220
CIFC Funding 2022-III Ltd.
2022-3A E, 8.51% (3 Month Term SOFR + 7.27%, Rate Floor: 7.27%)
due 04/21/35◊,7	1,000,000	991,475
Carlyle US CLO Ltd.
2022-4A DR, 7.45% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%)
due 04/15/35◊,7	1,000,000	874,053
Total Collateralized Loan Obligations		34,877,861
Transport-Aircraft – 2.4%
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[7]	3,842,967	3,455,662
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[7]	3,763,338	3,123,533
Start Ltd.
2018-1, 4.09% due 05/15/43[7]	2,006,932	1,788,176
2018-1, 5.32% due 05/15/43[7]	1,610,750	1,200,621
AASET Trust
2021-1A, 2.95% due 11/16/41[2,7]	1,176,704	995,122
2019-1, 3.84% due 05/15/39[2,7]	1,436,245	882,328
2021-2A, 3.54% due 01/15/47[2,7]	683,040	562,945
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[7,9]	1,564,948	1,474,395
START Ireland
2019-1, 4.09% due 03/15/44[7]	304,434	281,948
Total Transport-Aircraft		13,764,730
Infrastructure – 2.0%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[7]	7,700,000	6,726,517
VB-S1 Issuer LLC – VBTEL
2022-1A, 5.27% due 02/15/52[7]	5,000,000	4,810,325
Total Infrastructure		11,536,842

See notes to financial statements.

88 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 11.3% (continued)
Financial – 0.7%
Lightning A
5.50% due 03/01/37†††	1,870,000	$ 1,879,351
Thunderbird A
5.50% due 03/01/37†††	1,700,000	1,708,501
Lightning B
7.50% due 03/01/37†††	242,000	242,675
Thunderbird B
7.50% due 03/01/37†††	220,000	220,614
Total Financial		4,051,141
Net Lease – 0.1%
CARS-DB4, LP
2020-1A, 4.52% due 02/15/50[7]	1,000,000	922,973
Total Asset-Backed Securities
(Cost $71,265,099)		65,153,547
U.S. GOVERNMENT SECURITIES†† – 0.9%
U.S. Treasury Bonds
due 08/15/51[2,10,11]	12,650,000	5,144,256
Total U.S. Government Securities
(Cost $5,150,834)		5,144,256
U.S. TREASURY BILLS†† – 0.5%
U.S. Treasury Bills
0.53% due 06/21/22[12,13]	2,400,000	2,399,207
0.56% due 06/21/22[12,13]	250,000	249,917
Total U.S. Treasury Bills
(Cost $2,649,205)		2,649,124
FOREIGN GOVERNMENT DEBT†† – 0.3%
Panama Government International Bond
4.50% due 01/19/63	1,700,000	1,426,144
Total Foreign Government Debt
(Cost $1,689,408)		1,426,144

	Contracts	Value
LISTED OPTIONS PURCHASED† – 0.1%
Put Options on:
S&P 500 Index Expiring April 2023 with strike price of $4,000.00
(Notional Value $10,330,375)	25	$ 727,500
Total Listed Options Purchased
(Cost $595,069)		727,500
Total Investments – 140.1%
(Cost $896,933,486)		$ 806,277,006

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 89

SCHEDULE OF INVESTMENTS continued	May 31, 2022

	Contracts	Value
OTC OPTIONS WRITTEN†† – (1.1)%
Call Options on:
Morgan Stanley Capital Services LLC S&P 500 Index Expiring June 2022
with strike price of $3,975.00 (Notional Value $38,842,210)	94	$ (1,789,290)
Morgan Stanley Capital Services LLC Russell 2000 Index Expiring June 2022
with strike price of $1,790.00 (Notional Value $38,958,499)	209	(1,974,005)
Morgan Stanley Capital Services LLC NASDAQ-100 Index Expiring June 2022
with strike price of $11,950.00 (Notional Value $39,190,510)	31	(2,562,460)
Total OTC Options Written
(Premiums received $3,565,640)		(6,325,755)
Other Assets & Liabilities, net – (39.0)%		(224,627,921)
Total Net Assets – 100.0%		$ 575,323,330

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Upfront
		Protection					Premiums
		Premium	Payment	Maturity	Notional		Paid	Unrealized
Counterparty Exchange Index		Rate	Frequency	Date	Amount	Value	(Received)	Depreciation**
J.P. Morgan
Securities LLC ICE	CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	$30,000,000	$800,426	$2,210,798	$(1,410,372)

Total Return Swap Agreements
								Value and
			Financing	Payment	Maturity		Notional	Unrealized
Counterparty	Index	Type	Rate	Frequency	Date	Units	Amount	Depreciation
OTC Equity Index Swap Agreements††
Bank of	iShare Preferred		0.98%
America, N.A.	and Income		(Federal Funds
	Securities ETF	Pay	Rate + 0.15%)	At Maturity	07/07/22	20,485	$711,854	$(15,276)
			1.13%
Goldman Sachs	SPDR Gold		(Federal Funds
International	Trust ETF	Pay	Rate + 0.30%)	At Maturity	06/07/23	42,000	7,187,880	(70,560)
							$7,899,734	$(85,836)

Forward Foreign Currency Exchange Contracts††
						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
Barclays Bank plc	EUR	Buy	2,150,000	2,309,649 USD	06/16/22	$ 265
Barclays Bank plc	GBP	Sell	1,078,000	1,322,410 USD	06/16/22	(36,179)
Barclays Bank plc	CAD	Sell	6,605,000	5,085,715 USD	06/16/22	(137,138)
Bank of America, N.A.	EUR	Sell	17,227,000	18,173,451 USD	06/16/22	(334,872)
						$(507,924)

See notes to financial statements.

90 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at May 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Special Purpose Acquisition Company (SPAC).
2	All or a portion of these securities have been physically segregated in connections with borrowings, options, reverse repurchase agreements and unfunded loan commitments.As of May 31, 2022, the total value of segregated securities was $363,801,923.
3	Affiliated issuer.
4	Rate indicated is the 7-day yield as of May 31, 2022.
5	Perpetual maturity.
6	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
7	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $263,017,851 (cost $293,130,601), or 45.7% of total net assets.
8	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
9	Security is a stepdown bond with a 3.97% coupon rate until November 14, 2026. Future rate will be 2.00% commencing on November 15, 2026.
10	Zero coupon rate security.
11	Security is a principal-only strip.
12	Rate indicated is the effective yield at the time of purchase.
13	All or a portion of this security is pledged as credit default swap collateral at May 31, 2022.

CAD — Canadian Dollar

CDX.NA.HY.37.V1 — Credit Default Swap North American High Yield Series 37 Index Version 1

EUR — Euro

EURIBOR — European Interbank Offered Rate

GBP — British Pound

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

plc — Public Limited Company

REIT — Real Estate Investment Trust

SARL — Société à Responsabilité Limitée

SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 91

SCHEDULE OF INVESTMENTS continued	May 31, 2022

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2022 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 190,667,139	$ —	$ —	$ 190,667,139
Preferred Stocks	—	33,966,998	—	33,966,998
Warrants	8,521	—	—	8,521
Rights	—*	—	—*	—
Exchange-Traded Funds	71,292,663	—	—	71,292,663
Mutual Fund	6,259,675	—	—	6,259,675
Closed-End Funds	13,173,199	—	—	13,173,199
Money Market Funds	5,962,739	—	—	5,962,739
Corporate Bonds	—	255,617,188	13,039,216	268,656,404
Senior Floating Rate Interests	—	109,405,263	31,783,834	141,189,097
Asset-Backed Securities	—	61,102,406	4,051,141	65,153,547
U.S. Government Securities	—	5,144,256	—	5,144,256
U.S. Treasury Bills	—	2,649,124	—	2,649,124
Foreign Government Debt	—	1,426,144	—	1,426,144
Options Purchased	727,500	—	—	727,500
Forward Foreign Currency
Exchange Contracts**	—	265	—	265
Total Assets	$ 288,091,436	$ 469,311,644	$ 48,874,191	$ 806,277,271

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ —	$ 6,325,755	$ —	$ 6,325,755
Credit Default Swap Agreements**	—	1,410,372	—	1,410,372
Forward Foreign Currency
Exchange Contracts**	—	508,189	—	508,189
Equity Index Swap Agreements**	—	85,836	—	85,836
Unfunded Loan Commitments (Note 11)	—	—	60,563	60,563
Total Liabilities	$ —	$ 8,330,152	$ 60,563	$ 8,390,715

* Security has a market value of $0.

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $182,124,541 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

See notes to financial statements.

92 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2022

The following is a summary for significant unobservable inputs used in the fair valuation of assets and liabilities categorized with Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable	Input	Weighted
Category	at May 31, 2022	Technique	Inputs	Range	Average
Assets:
Asset-Backed Securities	$ 4,051,141	Option adjusted spread	Trade Price	—	—
off third party pricing
Corporate Bonds	13,039,216	Option adjusted spread	Broker Quote	—	—
off prior month end
		broker quote
Senior Floating Rate Interests	28,883,775	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,900,059	Yield Analysis	Yield	7.1%	—
Total Assets	$ 48,874,191
Liabilities:
Unfunded Loan Commitments	$ 60,563	Model Price	Purchase Price	—	—

Significant changes in a quote or yield would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2022:

		Assets			Liabilities
	Asset-		Senior		Unfunded
	Backed	Corporate	Floating Rate	Total	Loan
	Securities	Bonds	Interests	Assets	Commitments
Beginning Balance	$ —	$ —	$ —	$ —	$ —
Purchases/(Receipts)	4,032,000	13,000,000	33,211,472	50,243,472	(11,975)
(Sales, maturities and paydowns)/Fundings	—	—	(97,141)	(97,141)	1,809
Amortization of premiums/discounts	—	—	10,019	10,019	3,637
Total realized gains (losses) included
in earnings	—	—	6	6	1,537
Total change in unrealized appreciation
(depreciation) included in earnings	19,141	39,216	(1,340,522)	(1,282,165)	(55,571)
Ending Balance	$ 4,051,141	$ 13,039,216	$31,783,834	$ 48,874,191	$ (60,563)
Net change in unrealized appreciation
(depreciation) for investments in
Level 3 securities still held at
May 31, 2022	$ 19,141	$ 39,216	$(1,340,522)	$(1,282,165)	$ (55,571)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 93

SCHEDULE OF INVESTMENTS continued	May 31, 2022

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated person, as defined in the 1940 Act.

Transactions during the period ended May 31, 2022, in which the company is an affiliated person, were as follows:

Change in
				Realized	Unrealized				Capital
	Value			Gain	Appreciation	Value	Shares	Investment	Gain
Security Name	11/23/21	Additions	Reductions	(Loss)	(Depreciation)	05/31/22	05/31/22	Income	Distributions
Mutual Fund
Guggenheim Risk
Managed Real
Estate Fund —
Institutional Class	$–	$6,887,363	$–	$–	$(627,688)	$6,259,675	176,230	$47,802	$289,561

See notes to financial statements.

94 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2022

ASSETS:
Investments in unaffiliated issuers, at value (cost $890,046,123)	$ 800,017,331
Investments in affiliated issuers, at value (cost $6,887,363)	6,259,675
Foreign currency, at value	127,778
Restricted cash	275,000
Cash	24,242
Unrealized appreciation on forward foreign currency exchange contracts	265
Unamortized upfront premiums paid on credit default swap agreements	2,210,798
Prepaid expenses	15,030
Receivables:
Investments sold	21,148,957
Interest	6,302,569
Dividends	361,425
Protection fees on credit default swap agreements	304,167
Swap settlement	2,161
Total assets	837,049,398
LIABILITIES:
Reverse repurchase agreements (Note 7)	182,124,541
Borrowings (Note 8)	66,000,000
Unfunded loan commitments, at value (Note 11) (commitment fees received $4,991)	60,563
Options written, at value (premiums received $3,565,640)	6,325,755
Unrealized depreciation on forward foreign currency exchange contracts	508,189
Unrealized depreciation on OTC swap agreements	85,836
Interest due on borrowings	45,500
Segregated cash due to broker	2,205,977
Payable for:
Investments purchased	3,205,930
Investment advisory fees	855,593
Professional fees	156,084
Variation margin on credit default swap agreements	50,839
Trustees’ fees and expenses*	6,985
Other liabilities	94,276
Total liabilities	261,726,068
NET ASSETS	$ 575,323,330
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 32,980,083 shares issued and outstanding	$ 329,801
Additional paid-in capital	659,216,223
Total distributable earnings (loss)	(84,222,694)
NET ASSETS	$ 575,323,330
Shares outstanding ($0.01 par value with unlimited amount authorized)	32,980,083
Net asset value	$ 17.44

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 95

STATEMENT OF OPERATIONS	May 31, 2022
For the Period from November 23, 2021[a] to May 31, 2022

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$ 12,628,510
Dividends from securities of unaffiliated issuers (net of foreign withholdings tax $918)	2,984,578
Dividends from securities of affiliated issuers	47,802
Total investment income	15,660,890
EXPENSES:
Investment advisory fees	5,067,024
Interest expense	626,931
Professional fees	269,536
Fund accounting fees	81,840
Administration fees	81,297
Printing fees	49,981
Custodian fees	48,879
Trustees’ fees and expenses*	46,579
Registration and filing fees	17,085
Transfer agent fees	11,907
Miscellaneous	39,894
Total expenses	6,340,953
Net investment income	9,319,937
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,571,117
Distributions received from affiliated investment companies	289,561
Swap agreements	882,706
Options written	12,997,242
Forward foreign currency exchange contracts	1,395,942
Foreign currency transactions	292,627
Net realized gain	17,429,195
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(90,216,795)
Investments in affiliated issuers	(627,688)
Swap agreements	(1,496,208)
Options purchased	132,431
Options written	(2,760,115)
Forward foreign currency exchange contracts	(507,924)
Foreign currency translations	114,378
Net change in unrealized appreciation (depreciation)	(95,361,921)
Net realized and unrealized loss	(77,932,726)
Net decrease in net assets resulting from operations	$ (68,612,789)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

96 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2022

Period from
November 23,
2021[a] to
May 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 9,319,937
Net realized gain on investments	17,429,195
Net change in unrealized appreciation (depreciation) on investments	(95,361,921)
Net decrease in net assets resulting from operations	(68,612,789)
DISTRIBUTIONS:
Distributions to shareholders	(15,665,540)
SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares	659,601,659
Net increase in net assets resulting from shareholder transactions	659,601,659
Net increase in net assets	575,323,330
NET ASSETS:
Beginning of period	—
End of period	$ 575,323,330

a Commencement of operations

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 97

STATEMENT OF CASH FLOWS	May 31, 2022
For the Period Ended May 31, 2022

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$ (68,612,789)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	90,844,483
Net change in unrealized (appreciation) depreciation on options purchased	(132,431)
Net change in unrealized (appreciation) depreciation on options written	2,760,115
Net change in unrealized (appreciation) depreciation on swap agreements	85,836
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	507,924
Net realized gain on investments	(1,860,678)
Net realized gain on options written	(12,997,242)
Purchase of long-term investments	(1,032,889,211)
Proceeds from sale of long-term investments	213,545,890
Net purchases of short-term investments	(75,899,525)
Net accretion of bond discount and amortization of bond premium	(128,379)
Corporate actions and other payments	289,818
Premiums received on options written	86,464,551
Cost of closing options written	(69,901,669)
Commitment fees received and repayments of unfunded commitments	13,590
Increase in interest receivable	(6,302,569)
Increase in dividends receivable	(361,425)
Increase in investments sold receivable	(21,148,957)
Increase in unamortized upfront premiums paid on credit default swap agreements	(2,210,798)
Increase in protection fees on credit default swap agreements	(304,167)
Increase in swap settlement receivable	(2,161)
Increase in prepaid expenses	(15,030)
Increase in investments purchased payable	3,205,930
Increase in interest payable on borrowings	45,500
Increase in professional fees payable	156,084
Increase in segregated cash due to broker	2,205,977
Increase in investment advisory fees payable	855,593
Increase in variation margin payable	50,839
Increase in trustees’ fees and expenses payable*	6,985
Increase in other liabilities	94,276
Net Cash Used in Operating and Investing Activities	$ (891,633,640)
Cash Flows From Financing Activities:
Distributions to common shareholders	(15,665,540)
Proceeds from the issuance of common shares	659,601,659
Proceeds from borrowings	89,000,000
Payments made on borrowings	(23,000,000)
Proceeds from reverse repurchase agreements	348,451,993
Payments made on reverse repurchase agreements	(166,327,452)
Net Cash Provided by Financing Activities	892,060,660
Net increase in cash	427,020
Cash at Beginning of Year	—
Cash at End of Year (including foreign currency and restricted cash)	$ 427,020
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$ 303,805

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2022

Period Ended
May 31, 2022(a)
Per Share Data:
Net asset value, beginning of period	$ 20.00
Income from investment operations:
Net investment income(b)	0.28
Net loss on investments (realized and unrealized)	(2.36)
Total from investment operations	(2.08)
Less distributions from:
Net investment income	(0.48)
Total distributions to shareholders	(0.48)
Net asset value, end of period	$ 17.44
Market value, end of period	$ 15.94
Total Return(c)
Net asset value	(10.51%)
Market value	(18.03%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 575,323
Ratio to average net assets of:
Net investment income, including interest expense(f)	2.90%
Total expenses, including interest expense(d)(e)(f)	1.93%
Portfolio turnover rate	29%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ 66,000
Asset Coverage per $1,000 of indebtedness(g)	9,717

(a)	Since commencement of operations: November 23, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total return is calculated assuming a purchase of a common share at the beginning of the period, either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total returns do not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	The ratio of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.07%.
(e)	Excluding interest expense, the operating expense ratio for the period ended May 31, 2022 would be 1.74%.
(f)	Annualized.
(g)	Calculated by substracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 99

NOTES TO FINANCIAL STATEMENTS	May 31, 2022

Note 1 – Organization

Guggenheim Active Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2021, and commenced investment operations on November 23, 2021. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

100 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

Open-end investment companies, other than exchange-traded funds, are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Valuation Committee concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a third party pricing vendor.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by the Fund will generally be valued using an evaluated price provided by a third party pricing vendor.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 101

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations

102 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

(“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

(f) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 103

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder's basis reaches zero at which point subsequent return of capital distributions will constitute taxable capital gain to such shareholder.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to collateral received by the Fund for credit default swaps. This amount, if any, is presented on the Statement of Assets and Liabilities as Restricted Cash. At May 31, 2022, there was no restricted cash.

h) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the

104 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(l) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 105

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Income	$2,951,457	$—

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

106 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Income	$—	$129,112,742

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index Exposure	$1,227,886	$—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 107

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Income, Index Exposure	$32,142,857	$ —

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$389,404	$15,744,051

108 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of May 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Equity swap contracts	—	Unrealized depreciation on
OTC swap agreements
Currency forward contracts	Unrealized appreciation on forward foreign	Unrealized depreciation on
	currency exchange contracts	forward foreign currency
exchange contracts
Credit swap contracts	Unamortized upfront premiums	Variation margin on credit
	paid on credit	default swap agreements
default swap agreements

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at May 31, 2022:

Asset Derivative Investments Value
Swaps	Swaps	Options	Options	Forward
Equity	Credit	Written Equity	Purchased Equity	Foreign Currency	Total Value at
Risk	Risk	Risk	Risk	Exchange Risk	May 31, 2022
$ —	$ —	$ —	$727,500	$265	$727,765
Liability Derivative Investments Value
Swaps	Swaps	Options	Options	Forward
Equity	Credit	Written Equity	Purchased Equity	Foreign Currency	Total Value at
Risk	Risk	Risk	Risk	Exchange Risk	May 31, 2022
$85,836	$1,410,372	$6,325,755	$ —	$508,189	$8,330,152

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the period ended May 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity option contracts Credit swap contracts	Net change in unrealized appreciation (depreciation) on options written Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended May 31, 2022:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps	Swaps	Options	Options	Forward
Equity	Credit	Written Equity	Purchased Equity	Foreign Currency
Risk	Risk	Risk	Risk	Exchange Risk	Total
$2,161	$880,545	$12,997,242	$ —	$1,395,942	$15,275,890

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 109

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended May 31, 2022:

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations

Swaps	Swaps	Options	Options	Forward
Equity	Credit	Written Equity	Purchased Equity	Foreign Currency
Risk	Risk	Risk	Risk	Exchange Risk	Total
$(85,836)	$(1,410,372)	$(2,760,115)	$132,431	$(507,924)	$(4,631,816)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for

110 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 111

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in The Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency exchange
contracts	$ 265	$ —	$ 265	$ —	$ —	$ 265

			Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in The Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency exchange
contracts	$ 508,189	$ —	$ 508,189	$ —	$ (275,000)	$233,189
Swap equity contracts	85,836	—	85,836	—	—	85,836
Reverse Repurchase
Agreements	182,124,541	—	182,124,541	(182,124,541)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of May 31, 2022.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Forward foreign currency
	exchange contracts, total
	return swap agreements	$275,000	$—
J.P. Morgan Securities LLC	Credit default swap agreements	—	2,205,977
		$275,000	$2,205,977

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and clerical, bookkeeping and administrative services, for the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM”) and Guggenheim Partners Advisors, LLC (“GPA”)(each a “Sub-Adviser" and together, the “Sub-Advisers”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM, under the oversight and supervision of the Board and the Adviser, manages the investment of the

112 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

assets of the Fund in accordance with its investment objective and policies, places orders to purchase and sell securities on behalf of the Fund and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPA, GPA, under the oversight and supervision of the Board and the Adviser, assists GPIM in the supervision and direction of the investment strategy of the Fund in accordance with the Fund's investment policies. As compensation for its services, the Adviser pays GPA a fee, payable monthly, in an amount equal to 0.005% of the Fund’s average daily managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities, other than liabilities related to any financial leverage.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM or GPA. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 113

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended May 31, 2022,the average daily balance for which reverse repurchase agreements were outstanding amounted to $139,093,684. The weighted average interest rate was 0.49%. As of May 31, 2022 there was $182,124,541 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of May 31, 2022, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
BMO Capital Markets Corp.	1.10% - 1.30%*	Open Maturity	$ 52,322,098

114 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

RBC Capital Markets LLC	1.2%*	Open Maturity	42,359,352
Barclays Capital Inc.	(1.50%) - 1.30%*	Open Maturity	33,841,305
Citigroup Global Markets Inc.	(1.50%) - 1.22%*	Open Maturity	23,794,193
BofA Securities, Inc.	1.03% - 1.28%*	Open Maturity	12,159,018
BofA Securities, Inc.	0.83%	06/01/22	1,640,038
J.P. Morgan Securities Llc	1.20% - 1.25%*	Open Maturity	11,514,333
Goldman Sachs & Co. LLC	0.95% - 1.15%*	Open Maturity	4,494,204
Total			$ 182,124,541

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of May 31, 2022.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2022, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater
	Continuous	Up to 30 days	31-90 days	than 90 days	Total
Corporate Bonds	$ 180,484,503	$—	$ —	$ —	$ 180,484,503
U.S. Government Securities	—	1,640,038	—	—	1,640,038
Total reverse
repurchase agreements	$ 180,484,503	$1,640,038	$ —	$ —	$ 182,124,541
Gross amount of recognized
liabilities for reverse
repurchase agreements	$ 180,484,503	$1,640,038	$ —	$ —	$ 182,124,541

Note 8 – Borrowings

The Fund has entered into an $165,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR + 0.85%, and an unused commitment fee of 0.50% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of May 31, 2022, there was $66,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount for which borrowings on the credit facility were outstanding during the period ended May 31, 2022 was $70,992,481 with a related average interest rate of 0.51%. The maximum amount outstanding during the period was $80,000,000. As of May 31, 2022, the total value of securities segregated and pledged as collateral in connection with borrowings was $142,976,034.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 115

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $55,635, or less than $0.01 per share, attributable to calendar year 2021.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the period ended May 31, 2022 was as follows:

Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$ 15,665,540	$ —	$ 15,665,540

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of May 31, 2022 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$8,469,833	$ –	$(92,692,527)	$ –	$(84,222,694)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of May 31, 2022, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, grantor trusts, and swap agreements, foreign

116 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

currency gains and losses, losses deferred due to wash sales, paydown reclasses, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the “mark-to-market” of certain derivatives, non-deductible expenses, and the reclassification of distributions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of May 31, 2022 for permanent book/tax differences:

Total
Paid In	Distributable
Capital	Earnings/(Loss)
$ (55,635)	$ 55,635

At May 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$ 891,206,375	$ 7,205,733	$ (99,957,065)	$ (92,751,332)

Note 10 – Securities Transactions

For the period ended May 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$ 1,032,889,211	$ 213,545,890

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended May 31, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$ 9,785,838	$ 9,836,363	$ (20,964)

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2022. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 117

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

securities, and liquid term loans as a reserve. As of May 31, 2022, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $209,478,515.

The unfunded loan commitments as of May 31, 2022, were as follows:

Borrower	Maturity Date	Face Amount	Value
Boyd Corp.	7/24/2026	$ 250,000	$ 8,437
FR Refuel LLC	11/8/2028	233,333	7,000
Icebox Holdco	12/22/2028	548,571	27,769
Lightning A	03/01/2037	6,630,000	—
Lightning B	03/01/2037	858,000	—
Secretariat Advisors LLC	12/29/2028	600,000	9,000
The Facilities Group	11/30/2027	813,578	8,150
Thunderbird A	03/01/2037	6,800,000	—
Thunderbird B	03/01/2037	781,000	—
VT TopCo, Inc.	8/1/2025	10,664	207
			$ 60,563

Note 12 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 32,980,083 shares issued and outstanding.

Transactions in common shares were as follows:
Period Ended
May 31, 2022
Beginning shares	—
Shares issued	32,980,083
Ending shares	32,980,083

Note 13 – COVID-19 and Other Market Risks

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of

118 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2022

COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have risen recently and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 119

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2022

To the Shareholders and Board of Trustees of Guggenheim Active Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Active Allocation Fund (the “Fund”), including the schedule of investments, as of May 31, 2022, and the related statement of operations, cash flows, the statement of changes in net assets and the financial highlights for the period from November 23, 2021 (commencement of operations) through May 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Active Allocation Fund at May 31, 2022, the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the period from November 23, 2021 (commencement of operations) through May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia

August 1, 2022

120 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited)	May 31, 2022

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Fund's investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal period ending May 31, 2022, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal period ended May 31, 2022, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified	Dividend	Qualified	Qualified
Dividend	Received	Interest	Short-Term
Income	Deduction	Income	Capital Gain
8.42%	8.28%	37.41%	100.00%

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 121

OTHER INFORMATION (Unaudited) continued	May 31, 2022

Trustees

The Trustees of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2021	Current: Private Investor (2001-present).	155	Current: Advent Convertible and Income
(1951)	Chair of the				Fund (2005-present); Purpose
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight		President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee		Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2021	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	154	Current: Bowhead Insurance GP, LLC
(1959)					(2020-present); Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr.	Trustee and	Since 2021	Current: President, Global Trends Investments (1996-present); Chief Executive	154	Current: US Global Investors, Inc.
(1960)	Chair of the		Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon		(GROW) (1995-present).
	Contracts		Media (2016-present). Director, GDX Index Partners, LLC (2021-present);
	Review		Vice Chairman, VettaFi (2022-present).		Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).

122 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2021	Current: Of Counsel, Momkus LLP (2016-present).	155	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2005-present); PPM Funds (2)
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2018-present); NorthShore-
	Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Edward-Elmhurst Healthcare
	Committee				System (2012-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western Asset
Inflation-Linked Income Fund (2003-
2020).
Sandra G. Sponem	Trustee and	Since 2021	Current: Retired.	154	Current: SPDR Series Trust (81)
(1958)	Chair of the				(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (30) (2018-present); SSGA Active
	Committee		Mortenson-Companies, Inc. (2007-2017).		Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 123

OTHER INFORMATION (Unaudited) continued	May 31, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee,	Since 2021	Current: Portfolio Consultant (2010-present); Member, Governing Council,	154	Former: Fiduciary/Claymore Energy
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Infrastructure Fund (2004-March 2022);
	Board and		Investment Company Institute (2018-present).		Guggenheim Enhanced Equity Income
	Chair of the				Fund (2005-2021); Guggenheim Credit
	Executive		Former: Member, Executive Committee, Independent Directors Council		Allocation Fund (2013-2021); Western
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Asset Inflation-Linked Opportunities &
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Income Fund (2004-2020); Western
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Asset Inflation-Linked Income Fund
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit		(2003-2020).
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

124 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2022

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2021	Current: Interested Trustee, certain other funds in the Fund Complex	154	Former: Fiduciary/Claymore Energy
(1961)	President and		(2018-present); Chief Legal Officer, certain other funds in the Fund		Infrastructure Fund (2018-March 2022);
	Chief Legal		Complex (2014-present); Vice President, certain other funds in the Fund		Guggenheim Enhanced Equity Income
	Officer		Complex (2007-present); Senior Managing Director, Guggenheim Investments		Fund (2018-2021); Guggenheim Credit
			(2012-present).		Allocation Fund (2018-2021).

Former: President and Chief Executive Officer, certain other funds in the Fund
Complex (2017-2019); Vice President, Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation
(2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

- Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for election on the date of the Fund’s first annual meeting of Shareholders.

- Messrs. Nyberg and Lydon, Jr are Class II Trustees. Class II Trustees are expected to stand for election on the date of the Fund’s second annual meeting of Shareholders.

- Mr. Toupin Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for election on the date of the Fund’s third annual meeting of Shareholders.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggen-heim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund's Adviser and/or the parent of the Adviser.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 125

OTHER INFORMATION (Unaudited) continued	May 31, 2022

Officers

The Officers of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President and	Since 2021	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief Executive		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Officer		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2021	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1966)	Compliance		Investments (2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2021	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2021	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2021	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2021	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary

126 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2022

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Kimberly J. Scott	Assistant	Since 2021	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2021	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2021	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2021	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 127

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ACTIVE ALLOCATION FUND (GUG)
(Unaudited)	May 31, 2022

Guggenheim Active Allocation Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or a “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “GPIM Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Current Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, manages the Fund’s financial leverage (borrowing) strategy and makes and executes recommendations for the purchase and sale of securities for the Fund.

Each of the Current Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Current Advisory Agreements in connection with the Committee’s annual contract review schedule.

At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or a “Sub-Adviser”) for the Fund (the “GPA Sub-Advisory Agreement”).1 Under the GPA Sub-Advisory Agreement, GPA assists GFIA and GPIM in the direction and supervision of the investment strategy of the Fund. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreement for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreement so that it would have a consistent term with the Current Advisory Agreements. (The GPA

1 On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA Sub-Advisory Agreement at the Special Meeting.

128 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ACTIVE ALLOCATION FUND (GUG)
(Unaudited) continued	May 31, 2022

Sub-Advisory Agreement along with the GPIM Sub-Advisory Agreement are referred to hereafter as the “Sub-Advisory Agreements” and the Current Advisory Agreements along with the GPA Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements.”)

As part of its process of reviewing the Advisory Agreements, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed approval or renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.

In connection with the contract review process, FUSE Research Network LLC, an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made presentations at the April Meeting, the May Meeting and the Special Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the GPA Sub-Advisory Agreement and the renewal of each of the Advisory Agreements for an additional annual term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser has delegated certain portfolio management responsibilities to the Sub-Advisers, as affiliated companies, the Adviser and Sub-Advisers are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and a Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both GFIA and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 129

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ACTIVE ALLOCATION FUND (GUG)
(Unaudited) continued	May 31, 2022

certain global and sector macroeconomic analysis and insight along with other guidance.2 As a result, in evaluating the services provided to the Fund the Committee did not separately consider the contributions under the Investment Advisory Agreement and Sub-Advisory Agreements.

The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

2 Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Advisory Agreements.

130 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ACTIVE ALLOCATION FUND (GUG)
(Unaudited) continued	May 31, 2022

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on November 23, 2021 and its investment objective is to maximize total return through a combination of current income and capital appreciation. Given the Fund’s limited operating history, the Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) for only the since-inception period ended December 31, 2021. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

The Committee also received information comparing the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time period. The Committee noted that, in light of the term structure of the Fund, the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe including only term funds, but excludes funds: (i) that are generally not levered; (ii) that generally invest primarily in one asset class, sector or country; (iii) that generally invest less than 50% in fixed income/credit securities; (iv) that generally invest primarily outside the U.S.; and (v) that generally invest primarily in investment grade securities. The Committee noted that the peer group of funds consists of 4 other multi-sector bond funds. The Committee also noted that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.

The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2021, as well as net yield on leverage assets and net impact on common assets due to leverage for the since-inception period ended December 31, 2021 and annualized for the since-inception period ended December 31, 2021.

Given the limited history of the Fund, the Committee did not believe there was a sufficient record on which to make a judgement about the Adviser’s performance. However, based on the foregoing information, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee noted the positive performance of the Fund and concluded that the limited performance record supported renewal of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers) calculated at average managed assets for the latest fiscal period,3 and the Fund’s net effective management fee4 and total net expense ratio, in

3 Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

4 The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 131

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ACTIVE ALLOCATION FUND (GUG)
(Unaudited) continued	May 31, 2022

each case as a percentage of average net assets for the latest fiscal period, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks in the second quartile (50th percentile) of its peer group; and the Fund’s net effective management fee on average net assets ranks in the second quartile (50th percentile) of its peer group. The Committee also observed that the Fund’s net expense ratio (excluding interest expense) on average net assets each rank in the third quartile (75th percentile) of its peer group.

As part of its evaluation of the Fund’s advisory fee, the Committee noted that additional comparative information regarding the Fund’s advisory fee had been previously provided at an organizational meeting of the Board held on September 15, 2021 and a special meeting of the Board held on October 18, 2021 (the September 15, 2021 and October 18, 2021 meetings are collectively referred to as the “Prior Meetings”) in connection with the Board’s initial approval of the Advisory Agreements. In particular, the Board received at the Prior Meetings information regarding how the Fund’s advisory fee compared to the advisory fee charged by Guggenheim to another closed-end fund that it manages pursuant to similar “unconstrained” investment strategy (the “Guggenheim Closed-end Fund”), noting that Guggenheim charged a lower advisory fee to the Guggenheim Closed-end Fund. The Committee noted that at the Prior Meetings the Board considered, among other things, Guggenheim’s representations that the differences in the services provided to the Fund relative to those provided to the Guggenheim Closed-end Fund, including Guggenheim’s statement that the Fund would require significant firm resources to manage, including sector desk personnel and utilization of all proprietary indicators developed by the firm, given the number of asset classes in the Fund’s portfolio. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received, including the information the Board received at the Prior Meetings, demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, the Guggenheim Closed-end Fund continue to support the difference in fees.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the since-inception period ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate. In addition, the Chief Financial

132 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ACTIVE ALLOCATION FUND (GUG)
(Unaudited) continued	May 31, 2022

Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rate presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee took into account Guggenheim’s belief that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting, and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital that may create economies of scale.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Advisers: As noted above, because both the Adviser (GFIA) and Sub-Advisers (GPIM and GPA) for the Fund are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Advisers on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 133

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ACTIVE ALLOCATION FUND (GUG)
(Unaudited) continued	May 31, 2022

With respect to Guggenheim’s resources and the Sub-Advisers’ abilities to carry out their responsibilities under their respective Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreements, including the scope of services required to be performed by each Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdvisers from Their Relationships with the Fund: The Committee considered that the Sub-Advisory Agreements are with affiliates of the Adviser, that the Adviser compensates each Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that GPIM’s revenues were included in the calculation of Guggenheim Investments’ profitability. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by GFIA were previously included in the calculation of Guggenheim Investments’ profitability as part of GFIA’s revenue and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the GPIM and GPA sub-advisory fee rates for the Fund were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Advisers’ fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreement and the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees approved the GPA Sub-Advisory Agreement for an initial term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

134 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2022

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95%

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 135

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2022

of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

136 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited)	May 31, 2022

CHANGES OCCURRING DURING THE FISCAL YEAR ENDED MAY 31, 2022

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Appointment of Additional Sub-Adviser

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) engaged Guggenheim Partners Advisors, LLC (“GPA”) to provide investment sub-advisory services to the Fund. GPA assists the Fund’s other sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”), in the supervision and direction of the investment strategy of the Fund in accordance with the Fund’s investment policies and pursuant to the sub-advisory agreement among the Fund, the Adviser and GPA. These services are subject to the oversight and supervision of the Board and the Adviser. GPA does not have discretion and is not authorized to (or direct others to): arrange for the purchase and sale of securities and other assets held in the Fund or place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets.

Change in the Fund’s Portfolio Management Team

Effective as of February 25, 2022, Perry Hollowell no longer serves as a portfolio manager of the Fund.

The Sub-Advisers’ personnel with the responsibility for the day-to-day management of the Fund’s portfolio are B. Scott Minerd, Chairman of Guggenheim Investments, Chief Investment Officer of GPA, and Global Chief Investment Officer and Managing Partner of Guggenheim Partners, LLC; Anne Bookwalter Walsh, CFA, JD, Chief Investment Officer, Fixed Income, Portfolio Manager, and Managing Partner of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director of GPIM; Adam J. Bloch, Managing Director and Portfolio Manager of GPIM; and Evan L. Serdensky, Director and Portfolio Manager of GPIM.

Changes to the Fund’s Principal Risks

The following has been added to the Fund’s principal risks:

Investment in the Subsidiary Risk

The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures, by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The Fund’s investment in the Subsidiary would be expected to provide the Fund with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed-income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 137

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this shareholder report. GPIM will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary may vary based on GPIM’s use of different commodity-linked financial instruments.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund. The Subsidiary would be managed by the Adviser and sub-advised by GPIM and overseen by its own board of directors that is responsible for overseeing the operations of the Subsidiary. However, because the Fund would the sole shareholder in the Subsidiary, the Board would have direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities (i.e., the Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary).

The Fund may invest in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.

In order to qualify for favorable tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. These PLRs did not require a RIC to receive any distributions attributable to any gross income recognized from such subsidiaries in order for such gross income to be considered qualifying gross income. The IRS has indicated that no further PLRs will be issued in this area. The Fund has not received such a PLR, and is unable to rely on PLRs issued to other taxpayers.

Moreover, the IRS and the Treasury Department finalized Treasury regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if there is a distribution

138 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

out of the earnings and profits of the Subsidiary that is attributable to such inclusion or if the income is related to the Fund's business of investing in securities. Based on the foregoing, the Fund may seek to gain exposure to the commodity markets through the Subsidiary. Any net realized gains earned by the Subsidiary is a given year will generate ordinary taxable income to the Fund, and net realized losses earned by the Subsidiary in a given year will not generate any recognizable losses for the Fund and will not carryforward to future years. The tax treatment of investments in commodities through the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.

The following is an updated Recent Market Developments Risk:

Recent Market Developments Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social, geopolitical, economic and public health events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic or public health situation could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions, operations of businesses and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer and other debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of various investments, notably dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 139

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have risen recently and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment objective is considered non-fundamental and may be changed by the Board without the approval of common shareholders. The Fund will provide common shareholders with 60 days’ prior written notice of any change in its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. GPIM seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies.

140 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

GPIM’s process for determining optimal asset allocation weightings between asset classes utilizes models developed by its Macroeconomic and Investment Research Team. GPIM’s process for determining whether to buy or sell a security is a collaborative effort between various groups including: (i) economic research with assistance from GPA, which focuses on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices; (ii) the Portfolio Construction Group, which utilizes proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors; (iii) Sector Specialists, who are responsible for identifying investment opportunities in particular sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities; and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, GPIM uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector.

The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between Income Securities and Common Equity Securities.

The Fund may invest in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), below BBB- by any other nationally recognized statistical rating organization or, if unrated, determined by GPIM to be of comparable quality). Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in below-investment grade securities may include distressed and defaulted securities.

Under normal market conditions, the Fund will not invest more than:

•	50% of its total assets in Common Equity Securities;
•	30% of its total assets in Investment Funds; and
•	30% of its total assets in issuers located outside the United States.

In addition, the Fund will not invest more than:

•	25% of its total assets in securities, including structured instruments, such as MBS and CMBS, rated CCC or below (or, if unrated, determined to be of comparable credit quality by GPIM) at the time of investment;
•	15% of its total assets in securities issued by CLOs, including up to 5% of total assets in equity securities issued by CLOs; and
•	15% of its total assets in (i) direct investments in commodities and (ii) issuers engaged in energy and natural resource businesses.

The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above referenced investment policies.

Unless otherwise stated, the Fund’s investment policies are considered non-fundamental and may be changed by the Board without common shareholder approval.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 141

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

PORTFOLIO COMPOSITION

The Fund will seek to achieve its investment objective by investing in:

Income Securities. The Fund may invest in a wide range of both fixed-income and other debt instruments (“Income Securities”) selected from a variety of sectors and credit qualities. The Fund may invest in Income Securities of any credit quality, including, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The sectors and types of Income Securities in which the Fund may invest, include, but are not limited to:

•	Government and agency securities;
•	Corporate bonds;
•	Loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”);
•	Structured finance investments (described below);
•	Mezzanine and preferred securities; and
•	Convertible securities.

Common Equity Securities and Covered Call Option Strategy. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that GPIM believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options (“Covered Call Option Strategy”) and may, from time to time, buy put options or sell covered put options on individual Common Equity Securities and, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities. This Covered Call Option Strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.

Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. GPIM believes that structured finance investments may provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments include:

Mortgage-Related Securities. Mortgage-related securities are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed,

142 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities.

Asset-Backed Securities. ABS are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets are brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities that are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include, among other assets, home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available or may be insufficient to support payments on these securities.

Collateralized Debt Obligations. A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a CBO. Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a CLO. Investors in CBOs and CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment and extension described with respect to certain mortgage-related and asset-backed securities.

The Fund may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs. Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 143

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”).

Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies the investment performance of which is not expected to be highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Private Securities. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations in addition to those of comparable public securities, including the availability of financial information about the issuer and valuation and liquidity issues.

Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”), which may be managed by the Adviser or Sub-Advisers or their affiliates. The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other registered investment companies to 10% of its total assets. However, pursuant to exemptions set forth in the 1940 Act and rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this and other applicable limitations provided that the conditions of such exemptions are met. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” only to the extent permitted by applicable rules, regulations and interpretations of the SEC and the NYSE. The Fund has no current intention to invest in private investment funds. Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Fund’s Common Shares. The regulatory framework applicable to investments by registered investment companies in other registered investment companies recently changed and such changes may adversely impact the Fund’s investment strategies and operations, as well as those of

144 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund (and, in turn, trading in the Common Shares).

The Fund may also invest in a wide range of alternative investments. In addition to engaging in options (as described above), alternative investments include, but are not limited to:

Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds).

Derivative Transactions. The Fund may transact in derivative instruments (which derive their value by reference to another instrument, asset or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in asset prices or interest rates; diversification purposes; to change the duration of the Fund; or for leverage purposes. GPIM seeks to limit exposure to any single counterparty when engaging in derivative transactions. The Fund has not adopted a maximum percentage limit with respect to derivative investments; however, the use of derivative investments is subject to the limits imposed by the 1940 Act.

USE OF LEVERAGE

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through borrowings from certain financial institutions or the issuance of commercial paper or other forms of debt (“Borrowings”), or through a combination of the foregoing (collectively “Financial Leverage”). The Fund currently intends to use Financial Leverage through Borrowings from certain financial institutions. The Fund has no present intention to issue Preferred Shares.

The Fund currently employs Financial Leverage through a committed facility provided to the Fund by BNP Paribas. Although Financial Leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial Leverage may cause greater changes in the Fund’s NAV and returns than if leverage had not been used.

The Fund’s borrowings under the committed facility are collateralized by portfolio assets, which are maintained by the Fund in a separate account with the Fund’s custodian for the benefit of the lender, which collateral exceeds the amount borrowed. Securities deposited in the collateral account may be rehypothecated by the lender subject to the terms and conditions of the facility agreements. In the event of a default by the Fund under its committed facility, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. The committed facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than BNP Paribas, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 145

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act.

The Fund also is permitted to enter into reverse repurchase agreements, dollar rolls or similar transactions, and derivative transactions with leverage embedded in them (collectively “leveraged transactions”), to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The Fund’s total leverage from Financial Leverage and leveraged transactions may vary significantly over time based on GPIM’s assessment of market and economic conditions, available investment opportunities and cost of Financial Leverage and leveraged transactions.

Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of, and dividends on, the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. The cost of Financial Leverage and leveraged transactions, including the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage and leveraged transactions, is borne by holders of the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, the Fund’s annual expenses as a percentage of net assets attributable to Common Shares will increase. Under the 1940 Act, the Fund may not utilize Borrowings if, immediately after incurring such Borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.

With respect to leverage incurred through investments in reverse repurchase agreements, dollar rolls or similar transactions, under current regulatory requirements, the Fund currently intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the SEC and the staff of the SEC. Under current regulatory requirements, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements will not be limited by the 1940 Act asset coverage requirements.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such leveraged transactions obligate the Fund to make payments, under current regulatory requirements, the Fund currently intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such

146 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

transactions in accordance with applicable interpretations of the SEC and the staff of the SEC. The Fund’s obligations under such leveraged transactions will not be considered indebtedness for purposes of the 1940 Act and will not be included in calculating the aggregate amount of the Fund’s leverage for those purposes.

In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. See “Derivatives Transactions Risk” below for additional information regarding the final rule.

So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage and leveraged transactions exceeds the cost of such Financial Leverage and leveraged transactions, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. In connection with the Fund’s use of Financial Leverage, the Fund may seek to hedge the interest rate risks associated with the Financial Leverage through interest rate swaps, caps or other derivative transactions. There can be no assurance that the Fund’s Financial Leverage and leveraged transactions strategy will be successful during any period during which it is employed. The costs associated with the issuance of Financial Leverage and leveraged transactions will be borne by Common Shareholders, which will result in a reduction of NAV of Common Shares. The fee paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets (as defined herein), including proceeds from Financial Leverage, so the fees paid to the Adviser will be higher when Financial Leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

TEMPORARY INVESTMENTS

At any time when a temporary posture is believed by GPIM to be warranted (a “temporary period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary period or be able to sustain its historical distribution levels.

PRINCIPAL RISKS OF THE FUND

Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market and economic factors.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Limited Term Risk

In accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust, dated October 18, 2021 (the “Agreement and Declaration of Trust”), the Fund intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, November 23, 2033 (the “Dissolution Date”); provided that the Board of

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 147

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Trustees of the Fund (the “Board” or “Board of Trustees,” and the members thereof, the “Trustees”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board, who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if fewer than thirty-six months) or (ii) were nominated to serve as a member of the Board, or designated as a Continuing Trustee, by a majority of the Continuing Trustees then members of the Board (the “Continuing Trustees”), without shareholder approval (a “Board Action Vote”), extend the Dissolution Date for one period up to two years (which date shall then become the Dissolution Date). In determining whether to extend the Dissolution Date, the Board may consider whatever factors it deems appropriate to its analysis including, among other factors, the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other circumstances. Additionally, the Board may consider whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate capital appreciation and income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. Each holder of Common Shares would be paid a pro rata portion of the Fund’s net assets upon dissolution of the Fund. If the Dissolution Date is not extended, the Fund could miss any market appreciation that occurs after the Fund’s dissolution. Conversely, if the Dissolution Date is extended, after which market conditions deteriorate, the Fund may experience losses.

Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer, as defined below), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation.

As of a date within the 6-18 months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Fund to conduct a tender offer to all Common Shareholders to purchase all outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). In accordance with the Agreement and Declaration of Trust, in an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having net assets totaling less than $200 million (the “Dissolution Threshold”), the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve as scheduled (provided that if the Eligible Tender Offer was made prior to the Dissolution Date, the Board may approve an extension of the Dissolution Date).

Unless the limited term provision of the Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return its initial public offering price per Common Share upon dissolution. As the assets of the Fund will be liquidated in connection with its dissolution, the Fund may be required to sell portfolio securities or liquidate positions when it otherwise would not, including at times when market conditions are not

148 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

favorable, which may cause the Fund to lose money. In addition, as the Fund approaches the Dissolution Date, the Fund may invest the liquidation proceeds of sold, matured or called securities or liquidated positions in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance.

Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities and positions, the Fund may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per Common Share. Because the Fund may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Fund’s assets returned to Common Shareholders upon dissolution will be impacted by decisions of the Board and the Adviser regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Fund had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation referenced in this prospectus, and distributed the proceeds thereof to shareholders.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. The risks related to the disposition of investments in connection with the Fund’s dissolution also would be present in connection with the disposition of investments in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will generally be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders.

The purchase of Common Shares by the Fund pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 149

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

All Common Shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Fund’s assets resulting from payment for any tendered Common Shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Fund as a result of an Eligible Tender Offer may result in less investment flexibility for the Fund and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s assets may also cause Common Shares of the Fund to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than they otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Thereafter, the Fund will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, assets for which no market exists or assets trading at depressed prices, if any, may be placed in a liquidating trust. Assets placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets.

150 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Additionally, the tax treatment of the liquidating trust will generally differ from the tax treatment of the Fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining assets, the liquidating trust trustees may determine to dispose of the remaining assets in a manner of their choosing. The Fund cannot predict the amount, if any, of assets that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such assets.

Not a Complete Investment Program

An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking current income and capital appreciation. An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Each common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

Investment and Market Risk

An investment in the Common Shares of the Fund is subject to investment risk, particularly under current economic, financial, geopolitical, labor and public health conditions, including the possible loss of the entire principal amount that you invest. The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. Investors should be aware that, particularly in light of the current uncertainty, volatility and distress in economies and financial markets, and geopolitical, labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, its service providers, the markets in which it invests and market intermediaries and exchanges are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund still depends on future developments, which are highly uncertain and difficult to predict.

An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have risen recently and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, natural/environmental disasters, cyber-attacks, terrorism, governmental or quasi-governmental

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 151

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates may change and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, Financial Leverage and leveraged transactions risk, prepayment and extension risks and regulatory risk, which would be elevated under the foregoing circumstances.

Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain counties) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity and increased valuation risks, for certain asset classes, longer than usual trade settlement periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. GPIM potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries. The

152 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

value of the securities owned by the Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally.

At any point in time, your Common Shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it has an actively managed portfolio. GPIM will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment with assistance from GPA. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on the ability of GPIM to allocate effectively the Fund’s assets among multiple investment strategies, Investment Funds and investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or Investment Fund or investment will achieve its particular investment objective.

Income Risk

The income investors receive from the Fund is based primarily on the interest it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund invests in floating-rate obligations.

Dividend Risk

Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect the Fund’s performance and ability to generate income. The dividend income from the Fund’s investment in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 153

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities (or not declare or pay dividends on such securities).

Income Securities Risk

In addition to the risks discussed above, Income Securities, including high-yield bonds, are subject to certain risks, including:

Issuer Risk

The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, the issuer’s overall level of debt, reduced demand for the issuer’s goods and services, historical and projected earnings and the value of its assets.

Spread Risk

Spread risk is the risk that the market price can change due to broad based movements in spreads. The difference (or “spread”) between the yield of a security and the yield of a benchmark measures the additional interest paid. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns, or general reductions in risk tolerance.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below-investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value or liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened under adverse economic conditions.

The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. A credit quality rating is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective

154 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk.

In addition, during recent conditions, many issuers have been unprofitable, have had little cash on hand and/or unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing and other costs rise due to governmental action or inaction or for other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund.

If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would likely be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated given the current state of economic, market, labor and public health conditions and would likely be elevated under similar circumstances in the future.

Interest Rate Risk

Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as LIBOR), may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise.

The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s NAV will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 155

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.

Instruments with variable or floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.

Adjustable-rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, as is the case currently, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

During periods of rising interest rates, as is the case currently, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund.

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the value of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline.

The Fund’s use of leverage will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of credit securities held by the Fund or any leverage being employed by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

156 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Current Fixed-Income and Debt Market Conditions

Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the situation initially caused by the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted or are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably for extended periods. These changes are also the result of investment and programs (such as infrastructure modernization projects) made by the U.S. and other governments. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly disrupted, discontinued, reversed or are ineffective in achieving their desired outcomes. These actions are also contributing to increases in inflation. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries were, until recently, at or near historic lows, but interest rates are currently rising again. Certain countries have experienced negative interest rates on certain debt securities and have pursued negative interest rate policies in recent years. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to create self-sustaining growth in the local economy. To the extent the Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, market participants may seek to reallocate their investments to other income-producing assets, which could further reduce the value of instruments held by the Fund with a negative yield.

The current interest rate environment is magnifying the Fund’s susceptibility to interest rate risk and may diminish yield and impact performance. As of the date of this report, the Federal Reserve Board has begun to increase interest rates and has signaled the possibility of further increases during the remainder of 2022. It is difficult to accurately predict the pace at which the Federal Reserve Board will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and unpredictable. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can negatively impact the Fund’s performance or otherwise adversely impact the Fund.

Corporate Bond Risk

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 157

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund. These or similar conditions may also occur in the future.

Extension Risk

Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened under the current conditions. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Prepayment Risk

Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security.

158 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Liquidity Risk

The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid, including certain high-yield securities. The Fund may invest in privately issued securities of both public and private companies, which may be illiquid. Securities of below investment grade quality tend to be less liquid than investment grade debt securities, and securities of financial distressed or bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or OTC derivatives, may be illiquid, although can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded derivative position.

The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such assets and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s NAV and ability to make distributions. Dislocations in certain parts of markets have in the past and may in the future result in reduced liquidity for certain investments. Liquidity of financial markets may also be affected by government intervention.

Valuation of Certain Income Securities Risk

GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 159

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Duration and Maturity Risk

The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.

Below-Investment Grade Securities Risk

The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. The Fund will not invest more than 25% of its total assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by GPIM) at the time of investment. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

Securities of below investment grade quality may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged) and are therefore heightened under current conditions. If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recessions or other adverse economic developments than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values, total return and yield for securities of below investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds. Securities of below investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality securities. To the extent that a secondary market does exist for certain below-investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below-investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by an NRSRO, the Fund’s ability to achieve its investment objectives will be more dependent on GPIM’s credit analysis than would be the case when the Fund invests in rated securities.

160 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Successful investment in lower-medium and lower-rated debt securities may involve greater investment risk and is highly dependent on GPIM’s credit analysis. The value of securities of below investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire below investment grade market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Structured Finance Investments Risk

The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below-investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 161

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Structured finance securities, such as mortgage-backed securities, issued by non-governmental issuers are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and are typically subject to greater risk than those issued by such governmental entities. For example, privately issued mortgage-backed securities are not subject to the same underwriting requirements for underlying mortgages as those issued by governmental entities and, as a result, mortgage loans underlying such privately issued securities typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics).

Mortgage-Backed Securities Risk

Mortgage-backed securities (“MBS”) represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans.

162 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Additional risks relating to investments in MBS may arise because of the type of MBS in which the Fund invests, defined by the assets collateralizing the MBS. For example, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. These risks are heightened under the current state of economic, market, labor and public health conditions.

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, during periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

MBS generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk

CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns, rises in unemployment and other events, such as public health emergencies, that limit the activities of and demand for commercial retail and office spaces (such as the current COVID-19 situation) adversely impact the value of such securities. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 163

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk

Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. These risks are elevated given the current state of economic, market, public health and labor conditions.

Sub-Prime Mortgage Market Risk

The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased at times and may again increase, and a decline in or flattening of housing values (as has been experienced at times and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements has at times caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

Any increase in prevailing market interest rates, which until recently were near historical lows and have begun to rise, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

164 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. These or similar difficulties may occur in the future and affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Asset-Backed Securities Risk

ABS are a form of structured debt obligation. In addition to the general risks associated with credit or debt securities discussed herein, ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS.

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 165

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

CLO, CDO and CBO Risk

The Fund may invest in CDOs, CBOs and CLOs. A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.

In addition to the general risks associated with credit or debt securities discussed herein, CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of GPIM to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of GPIM in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met.

These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLOs, CDOs and CBOs may be subject to deferral. If cashflows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, CDOs and CBOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

The value of securities issued by CLOs, CDOs and CBOs also may change because of, among other things, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment,

166 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.

The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). As a result, the CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

CLO Subordinated Notes Risk

The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinated tranche is junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions. As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO. In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. If a CLO breaches certain tests set forth in the CLO’s indenture, excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment. Accordingly, the subordinated tranche may not be paid in full and may be subject to up to 100% loss. At the time of issuance, the subordinated tranche of a CLO is typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets.

The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 167

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.

Subordinated notes are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Therefore, Fund may be required to hold subordinated notes for an indefinite period of time or until their stated maturity. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

Risks Associated with Risk-Linked Securities

RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Risks Associated with Structured Notes

Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

168 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Senior Loans Risk

The Fund may invest in senior secured floating rate Loans made to corporations and other nongovernmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong.

The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid Senior Loans may also be difficult to value.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 169

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate or otherwise adversely affect the priority of the Senior Loans to presently existing or future indebtedness of the borrower or could take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This could increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements in order to make or hold certain debt investments, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of an offending lender or bondholder (or group of offending lenders or bondholders) to the claims of a disadvantaged creditor (or group of creditors).

Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Fund had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.

Second Lien Loans Risk

The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second

170 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk

Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk

Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

Loans and Loan Participations and Assignments Risk

The Fund may invest in loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 171

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan. Lenders selling a participation and other persons inter-positioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans is currently growing, but may become more limited or more difficult to access, and such changes may be sudden and unpredictable. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress.

The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations.

In certain circumstances, the Adviser or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-¬public information, the Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Adviser, GPIM or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged

172 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. The Adviser or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Adviser or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected.

The Fund is subject to other risks associated with investments in (or exposure to) loans and other similar obligations, including that such loans or obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Unfunded Commitments Risk

Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.

Mezzanine Investments Risk

The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral) and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 173

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. GPIM’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Convertible Securities Risk

Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities have economic characteristics similar to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.

The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred Securities/Preferred Stock Risk

The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the

174 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument.

Foreign Securities Risk

The Fund may invest up to 30% of its total assets in issuers located outside the United States. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political (including geopolitical) and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. In addition, such investments are subject to other adverse diplomatic investments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies. These risks are heightened under adverse economic conditions.

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. In addition, fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation that exists in the United States.

Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 175

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been impacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets may be more volatile than U.S. markets and offer less protection to investors. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

American depositary receipts (“ADRs”) are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. These risks are heightened under the current conditions.

176 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Emerging Markets Risk

As noted above, the Fund may invest up to 30% of its total assets in issuers located outside the United States, which may include issuers which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Investing in securities in emerging countries generally entails greater risks than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated under current macro-economic, geopolitical and continuing global health conditions and include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), and the currently low or nonexistent volume of trading, which result in a lack of liquidity, in greater price volatility, and/or a higher risk of failed trades or other trading issues; (iii) national policies (including sanctions programs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund) for investment losses and injury to private property; (vi) lower levels of government regulation, which could lead to market manipulation, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information; (vii) high rates of inflation for prolonged periods and rapid interest rate changes; (viii) dependence on a few key trading partners and sensitivity to adverse political (including geopolitical) or social events affecting the global economy and the region where an emerging market is located compared to developed market securities; and (ix) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened given the current conditions. These risks are heightened for investments in frontier markets.

GPIM has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, GPIM may take into account specific or general factors that GPIM deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 177

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Middle East, Eastern and Central Europe and Central and South America. In addition, the impact of the economic and public health situation in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other pre-existing political, social and economic risks.

Foreign Currency Risk

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Finally, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s assets are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund currently intends to seek to hedge its exposures to foreign currencies but may, at the discretion of GPIM, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements. The Fund may also use foreign currency transactions to facilitate portfolio management and to earn income or enhance total return.

Sovereign Debt Risk

Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. There can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay

178 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

The Fund may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, the Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Common Equity Securities Risk

The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and the economy overall, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production and other costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially and suddenly. While broad market measures of Common Equity Securities have historically generated higher average returns than Income Securities, Common Equity Securities have also experienced significantly more

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 179

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. Dividends on Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Equity securities have experienced heightened volatility over recent periods and, therefore, the Fund's investments in equity securities are subject to heightened risks related to volatility during the current environment and would likely also be subject to such risks in similar market, economic and public health conditions in the future.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options

The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or assets determined to be liquid by GPIM (in accordance with procedures established by the Board) in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by GPIM as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option.

There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

180 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non--performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase put options and write covered put options. A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by GPIM, in accordance with the procedures established by the Board, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by GPIM, as described above. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Real Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies.

Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	general and local economic conditions;
•	unavailability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 181

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

•	increases in property taxes and operating expenses;
•	changes in zoning laws;
•	losses due to costs of cleaning up environmental problems and contamination;
•	limitations on, or unavailability of, insurance on economic terms;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants;
•	changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and
•	changes in interest rates.

Energy Companies Risk

Energy Companies are subject to certain risks, including, but not limited to, the following:

Catastrophic Event Risk

Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, cyber-attacks and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Energy Commodity Price Risk

Energy companies may be adversely affected by fluctuations in the prices of energy commodities, which can be volatile at times, and by the levels of supply and demand for energy commodities.

Energy Sector Regulatory Risk

Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies.

Industry-Specific Risk

The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural

182 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale. In addition, the further adoption of renewable energies may adversely impact other types of energy companies or the prices of other types of energy sources.

Natural Resources and Commodities Risks

Because of the Fund’s ability to invest in and/or obtain exposure to natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with special risks, which include:

Supply and Demand Risk

A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources, basic materials or an associated company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources, basic materials or associated companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk

Many energy, natural resources, basic materials and associated companies are engaged in the production of one or more physical commodities or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions or through long-term contracts to acquire reserves. The financial performance of energy, natural resources, basic materials and associated companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Operational and Geological Risk

Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 183

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.

Regulatory Risk

Energy, natural resources, basic materials and associated companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.

Commodity Pricing Risk

The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources, basic materials and associated companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation, the availability of local, intrastate and interstate transportation systems, governmental expropriation and political upheaval and conflicts. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources, basic materials and associated companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources, basic materials and associated companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Precious Metals Pricing Risk

The Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors beyond the Fund’s control including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Fund does not intend to hold physical precious metals.

These commodities risks may be incurred indirectly through the Subsidiary, as discussed below.

184 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Risks of Personal Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies. Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Special Situation Transportation Assets Risks

The risks of special situation transportation assets include:

Cyclicality of Supply and Demand for Transportation Assets Risk

The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors that are not under the Fund’s control, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints.

Risk of Decline in Value of Transportation Assets and Rental Values

In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets, and thus of the Personal Property Asset Companies in which the Fund invests, include: (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-¬leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; and (vii) any renegotiation of a lease on less favorable terms.

Technological Risks

The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 185

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Risks Relating to Leases of Transportation Assets

Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in the Personal Property Asset Company owning such transportation asset. Personal Property Asset Companies will be subject to credit risk of the lessees’ ability to the provisions of the lease of the transportation asset. The Personal Property Asset Company will need to release or sell transportation assets as the current leases expire in order to continue to generate revenues. The ability to re-lease or sell transportation assets will depend on general market and competitive conditions. Some of the competitors of the Personal Property Asset Company may have greater access to financial resources and may have greater operational flexibility. If the Personal Property Asset Company is not able to re-lease a transportation asset, it may need to attempt to sell the aircraft to provide funds for its investors, including the Fund.

Collectible Assets Risks

The risks of collectible assets include:

Valuation of Collectible Assets Risk

The market for collectible assets as a financial investment is in the early stages of development. Collectible assets are typically bought and sold through auction houses, and estimates of prices of collectible assets at auction are imprecise. Accordingly, collectible assets are difficult to value.

Liquidity of Collectible Assets Risk

There are relatively few auction houses in comparison to brokers and dealers of traditional financial assets. The ability to sell collectible assets is dependent on the demand for particular classes of collectible assets, which demand has been volatile and erratic in the past. There is no assurance that collectible assets can be sold within a particular timeframe or at the price at which such collectible assets are valued, which may impair the ability of the Fund to realize full value of Personal Property Asset Companies in the event of the need to liquidate such assets.

Authenticity of Collectible Assets Risk

The value of collectible assets often depends on its rarity or scarcity, or of its attribution as the product of a particular artisan. Collectible Assets are subject to forgery and to the inabilities to assess the authenticity of the collectible asset, which may significantly impair the value of the collectible asset.

High Transaction and Related Costs Risk

Collectible assets are typically bought and sold through auction houses, which typically charge commissions to the purchaser and to the seller which may exceed 20% of the sale price of the collectible asset. In addition, holding collectible assets entails storage and insurance costs, which may be substantial.

186 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Investment in the Subsidiary Risk

The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures, by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The Fund’s investment in the Subsidiary would be expected to provide the Fund with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed-income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this shareholder report. GPIM will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary may vary based on GPIM’s use of different commodity-linked financial instruments.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund. The Subsidiary would be managed by the Adviser and sub-advised by GPIM and overseen by its own board of directors that is responsible for overseeing the operations of the Subsidiary. However, because the Fund would the sole shareholder in the Subsidiary, the Board would have direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities (i.e., the Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary).

The Fund may invest in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 187

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.

In order to qualify for favorable tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. These PLRs did not require a RIC to receive any distributions attributable to any gross income recognized from such subsidiaries in order for such gross income to be considered qualifying gross income. However, the IRS indicated in July 2011 that the granting of such PLRs is currently suspended, pending further internal discussion. The Fund has not received such a PLR, and is unable to rely on PLRs issued to other taxpayers.

Moreover, the IRS and the Treasury Department finalized Treasury regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if there is a distribution out of the earnings and profits of the Subsidiary that is attributable to such inclusion or if the income is related to the Fund's business of investing in securities. Based on the foregoing, the Fund may seek to gain exposure to the commodity markets through the Subsidiary. The tax treatment of investments in commodities through the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.

Private Securities Risk

The Fund may invest in privately issued securities of both public and private companies. Private Securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon GPIM’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain Private Securities may be illiquid. Because there is often no readily available trading market for Private Securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private Securities are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available. Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

188 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Risks Associated with Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, GPIM may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner, and these investments are subject to heightened valuation risks.

Late-Stage Private Companies Risk

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when GPIM deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company issues shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

Investment Funds Risk

The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. These investments include open-end funds, closed-end funds, ETFs and business development companies as well as other pooled

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 189

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

investment vehicles. Investment Funds may include those advised by the Adviser or its affiliates. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne by other Investment Funds in which the Fund invests may be similar to the fees and expenses borne by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to Financial Leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.

Investments in Investment Funds frequently expose the Fund to an additional layer of leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage.

Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While GPIM will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

The Fund may invest in Investment Funds in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying Investment Fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles). It is uncertain what effect the conditions of Rule 12d1-4 will have on the Fund’s investment strategies and operations or those of the Investment Funds in which the Fund may invest.

If the Fund invests in Investment Funds, the Fund’s realized losses on sales of shares of an underlying Investment Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an underlying Investment Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an underlying Investment Fund, if any, would not offset net capital gain of the Fund or of another underlying Investment Fund.

190 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Synthetic Investments Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent GPIM uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, certain derivative instruments contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

In the event the Fund seeks to participate in Investment Funds (including Private Investment Funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund.

Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.

Inflation/Deflation Risk

Inflation risk is the risk that the intrinsic value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates (which are currently elevated relative to historical levels) may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change, and the Fund's investments may not keep pace with inflation, which would adversely affect the Fund). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk is significantly elevated compared to normal conditions because of current monetary policy measures and the current interest rate environment and level of government intervention and

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 191

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

spending. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Discount Risk

The Fund cannot predict whether the Common Shares will trade at a premium or discount to the Fund’s NAV. If the Common Shares are trading at a premium to NAV at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. The Fund’s NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended or if investments made with these proceeds perform poorly, the Fund’s per Common Share distribution may decrease, and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly,

192 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Financial Leverage and Leveraged Transactions Risk

Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

Because the fees received by the Adviser and each Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Advisers have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Advisers on the one hand and the Common Shareholders on the other. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or GPIM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements (as described below). Under a reverse repurchase agreement, the Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 193

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

the repurchase agreement, that the market value of the securities or other assets sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Fund may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s Common Shares.

The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. During the roll period, the Fund gives up the principal and interest payments on the sold security, but may invest the sale proceeds. When the Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon GPIM’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Dollar roll transactions may sometimes be considered the practical equivalent of Borrowing and constitute leverage. Dollar roll transactions also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, to mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Securities so segregated or designated as “cover” will be unavailable for sale by GPIM (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective. In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. See “Derivatives Transactions Risk” below for additional information regarding the final rule.

The Fund may have Financial Leverage and leveraged transactions outstanding during a short-term period during which such Financial Leverage and leveraged transactions may not be beneficial to the Fund if GPIM believes that the long-term benefits to Common Shareholders of such Financial

194 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Leverage and leveraged transactions would outweigh the costs and portfolio disruptions associated with redeeming and reissuing or closing out and reopening such Financial Leverage and leveraged transactions. However, there can be no assurance that GPIM’s judgment in weighing such costs and benefits will be correct.

Economic and market events have at times caused severe market volatility and severe liquidity strains in the credit markets. The terms of the Fund’s credit facility include a variable interest rate. Accordingly, during periods when interest rates or the applicable reference rate for the credit facility rise or there are dislocations in the credit markets, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities. Interest rates are currently rising, and thus so is the cost of leverage and the risks highlighted above.

The Fund’s total Financial Leverage and leveraged transactions may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. Investments in Investment Funds and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage.

Derivatives Transactions Risk

Derivatives Transactions Risk In General

In addition to the Covered Call Option Strategy and other options strategies described above, the Fund may, but is not required to, utilize other derivatives, including futures contracts, swaps transactions and other strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective. In connection with certain derivatives transactions, under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund also may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 195

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. Participation in derivatives market transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. To the extent the Fund engages in derivatives transactions in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund's hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if GPIM is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Additional risks inherent in the use of derivatives include:

•	dependence on GPIM’s ability to predict correctly movements in the direction of interest rates and securities prices;
•	imperfect correlation between the price of derivatives and movements in the prices of the securities being hedged;
•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument at any time;
•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and
•	the creditworthiness of counterparties.

Futures Transactions Risk

The Fund may invest in futures contracts and options on futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;
•	possible reduction of the return of the Fund due to their use for hedging;
•	possible reduction in value of both the securities hedged and the hedging instrument;
•	possible lack of liquidity, trading restrictions or limitations that may be imposed by an exchange, and the potential that government regulations may restrict trading;
•	imperfect correlation between the contracts and the securities being hedged; and
•	losses from investing in futures transactions that are potentially unlimited and losses resulting from the default or insolvency of intermediaries such as the Fund’s futures commission merchant.

196 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Under current regulatory requirements, with respect to futures contracts that are not contractually required to “cash-settle,” the Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional value of such contracts.

In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and coverage practices discussed herein. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. The scheduled compliance date for the rule is August 19, 2022. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a Fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 197

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Risks Associated with Swaps

The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain assets without purchasing those assets, to hedge other positions or for investment purposes.

Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If GPIM is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Written credit default swaps also are subject to the risk of default on the instrument underlying the swap, which may result in the Fund being obligated to pay the counterparty to the swap the principal amount of the underlying instrument. Cash-settled swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to such swaps generally is limited to the net amount of payments and margin that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.

In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

Swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the issuer of the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire risk

198 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the issuer of the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has become more standardized in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, some swaps have become relatively liquid. Although liquidity of certain swaps has improved, certain types of derivatives products, such as caps, floors and collars may be less liquid than swaps in general.

Certain standardized swaps are subject to mandatory exchange-trading and central clearing. While exchange-trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on CFTC approval of contracts for central clearing. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. In addition, regulators have developed rules that require trading and execution of the most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of cleared and uncleared swaps. In addition, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. GPIM will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Fund to enter into swap agreements. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts.

Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.

Special Purpose Acquisition Companies Risk

The Fund may invest in stock, warrants, rights and other securities of SPACs or similar special purpose entities in a private placement transaction or as part of a public offering. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 199

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

U.S. Government Securities Risk

Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency and GSE issued securities, there is no guarantee the U.S. government will support the agency or GSE if it is unable to meet its obligations.

200 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

UK Departure from EU (“Brexit”) Risk

On January 31, 2020, the United Kingdom officially withdrew from the European Union (“EU”) which started an 11-month transition period ending on December 31, 2020. The United Kingdom and the EU entered into a bilateral trade agreement on December 30, 2020, governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). The TCA provisionally went into effect on January 1, 2021, and was ratified by the United Kingdom Parliament in December 2020 and by the EU Parliament in April 2021. Brexit has resulted in considerable uncertainty as to the United Kingdom’s post-transition framework, how future negotiations between the United Kingdom and the EU will proceed on economic, trade, foreign policy and social issues and how the financial markets will react in the near future and on an ongoing basis. Brexit has resulted in increased volatility and illiquidity and could result in lower economic growth. It is not possible to anticipate the long-term impact to the economic, legal, political, regulatory and social framework that will result from Brexit. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund's performance.

Redenomination Risk

The result of Brexit, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the euro as a common currency, has in recent years created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Legislation and Regulation Risk

At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 201

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.

LIBOR Replacement Risk

The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (referred to collectively as the “London Interbank Offered Rate” or “LIBOR”), which function as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, the Fund’s performance, price volatility, liquidity and value, as well as the price volatility, liquidity and value of the assets that the Fund holds.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. However subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used tenors of US dollar LIBORs may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, regulated entities have ceased entering into certain new LIBOR contracts after January 1, 2022. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not

202 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged or investments in structured finance products transitioning to a different rate or at a different time as the assets underlying those structured finance products), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the anticipated cessation of the remaining US dollar LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the SOFR or any reference rate based on SOFR, the alternative reference rate will not perform the same as would have and may not include adjustments to such alternative reference rate that are reflective of current economic circumstances or differences between such alternative reference rate and LIBOR. SOFR is based on a secured lending markets in U.S. government securities and does not reflect credit risk in the inter-bank lending market in the way that LIBOR did. The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter--bank lending market.

Certain classes of instruments invested in by a Fund may be more sensitive to LIBOR cessation than others. For example, certain asset classes such as floating rate notes may not contemplate a LIBOR cessation and/or might freeze a last-published or last-used LIBOR rate for all future payment dates upon a discontinuation of LIBOR (although such investments may be impacted by relevant state or federal LIBOR replacement legislation). Also, for example, syndicated and other business loans tied to LIBOR may not provide a clear roadmap for LIBOR’s replacement, leaving any future adjustments to the determination of a quantum of lenders. Securitizations and other asset-backed transactions may experience disruption as a result of inconsistencies between when collateral assets shift from LIBOR and what rate those assets replace LIBOR with, on the one hand, and when the securitization notes shift from LIBOR and what rate the securitization notes replace LIBOR with.

Various pieces of legislation, including pending legislation in various states such as Florida and Georgia and the federal law enacted in March 2022 and laws enacted by the states of New York and Alabama, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Such pieces of legislation also include safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain what

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 203

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

impact any such legislation may have or that any such legislation will be effective with respect to any particular instrument.

These developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.

Recent Market Developments Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social, geopolitical, economic and public health events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic or public health situation could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions, operations of businesses and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer and other debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of various investments, notably dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset

204 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have risen recently and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Increasing Government and other Public Debt Risk

Government and other public debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to the current economic, market, labor and public health conditions are significantly increasing government and other public debt, which heighten these risks and the long-term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn.

Municipal Securities Risk

Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters and public health conditions, and (ii) changes in the economic and fiscal conditions or issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). Municipal securities may be fully or partially backed by the taxing authority or revenue of a local government,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 205

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

the credit of a private issuer, or the current or anticipated revenues from a specific project, which may be adversely affected as a result of economic and public health conditions. To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state, municipality or project, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investment in municipal securities that feature credit enhancements (such as bond insurance). Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes. It is important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance. Additionally, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments may therefore be more dependent on the analytical abilities of the Adviser. Information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them.

Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects. For example, social, political, economic, market or public health conditions, such as the current COVID-19 pandemic, can, and have at times, significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of the Fund’s investments in municipal securities. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of issuers of municipal securities may continue and the financial condition of such issuers may decline quickly. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are

206 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

beyond the entity’s control. In addition, laws enacted or that may be enacted in the future by governmental authorities could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect the Fund’s investments in municipal securities.

When-Issued and Delayed Delivery Transactions Risk

Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Short Sales Risk

The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian in accordance with current regulatory requirements. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and is greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.

Repurchase Agreement Risk

The Fund may enter into bilateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, the Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the Fund its original purchase price, plus an additional amount representing the return on

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 207

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

the Fund’s investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, the Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. The Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Adviser (or GPIM) evaluates the creditworthiness of the counterparty. The Fund will not enter into repurchase agreements with the Adviser or Sub-Advisers or their affiliates. Except as provided under applicable law, the Fund may enter into repurchase agreements without limitation.

Repurchase agreements collateralized fully by cash items, U.S. government securities or by securities issued by an issuer that the Fund’s Board of Trustees, or its delegate, has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral determined by the Adviser or GPIM to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below investment grade) (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, the Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities

208 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Risk of Failure to Qualify as a RIC

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Conflicts of Interest Risk

Guggenheim Partners is a global asset management and investment advisory organization. Guggenheim Partners and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Partners and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision.

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. As a result, activities and dealings of Guggenheim Partners and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Partners and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 and the requirements of the 1940 Act, the Adviser or GPIM may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 209

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance.

Market Disruption and Geopolitical Risk

The Fund does not know and cannot predict how long the securities markets may be affected by geopolitical events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, geopolitical, public health, labor and other global market developments and disruptions, such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects.

Cyber Security, Market Disruptions and Operational Risk

Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and exchanges on which shares trade and other infrastructures, services and parties on which the Fund, the Adviser, the Sub-Advisers or the Fund’s other service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data

210 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.

A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. The same could affect the exchange through which Fund shares trade. A cyber incident could also adversely affect the ability of the Fund (and its Adviser) to invest or manage the Fund’s assets.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Fund and its shareholders.

The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 211

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.

The Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades, including over a potentially extended period. The Fund does not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, exchanges where its shares trades, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks.

The Fund and its service providers are still impacted by rolling quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). These and associated restrictive measures may continue to affect economic activity, the unemployment rate and inflation. The impact of such measures on the Fund is unknown. Accordingly, the risks described above are heightened under current conditions.

Technology Risk

As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

In addition, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

212 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

EFFECTS OF LEVERAGE

Assuming that the Fund’s total Financial Leverage represented approximately 30% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of $248,124,541) and interest costs to the Fund at a combined average annual rate of 0.50% (based on the Fund’s average annual leverage costs for the fiscal period ended May 31, 2022) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.15% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 30% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 0.50% with respect to such Financial Leverage.

Assumed portfolio total return (net of expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share total return	(14.53%)	(7.37%)	(0.21%)	6.94%	14.10%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Advisers for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Adviser and the Sub-Advisers and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s fees and expenses.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 213

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions to hedge against possible increases in the variable interest or dividend rate that it will be obligated to pay on its Financial Leverage. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. Under current regulatory requirements, the Fund currently intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. The Fund will treat such amounts as illiquid.

In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. The scheduled compliance date for the rule is August 19, 2022. See “Derivatives Transactions Risk” above for additional information regarding the final rule.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense.

Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

214 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that GPIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. GPIM will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to redeem some or all Fund Preferred Shares, if any, or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The fundamental policies of the Fund are:

1. The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2. The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3. The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 215

ADDITIONAL INFORMATION REGARDING
THE FUND (Unaudited) continued	May 31, 2022

4. The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5. The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6. The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7. The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The Fund is a diversified, closed-end management investment company.

A “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For these purposes, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For these purposes, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on GPIM’s evaluation of the risks associated with the collateral underlying such investments.

216 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

FUND INFORMATION	May 31, 2022

Board of Trustees

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,

Chairman

* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci

Chief Compliance Officer

Amy J. Lee

Vice President and Chief Legal Officer

Mark E. Mathiasen

Secretary

John L. Sullivan

Chief Financial Officer, Chief Accounting Officer and Treasurer

Investment Adviser

Guggenheim Funds Investment Advisors, LLC

Chicago, IL

Investment Sub-Advisers

Guggenheim Partners Investment Management, LLC

Santa Monica, CA

Guggenheim Partners Advisors, LLC

Santa Monica, CA

Administrator and Accounting Agent

MUFG Investor Services (US), LLC

Rockville, MD

Custodian

The Bank of New York Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP

Washington, D.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

222 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND INFORMATION (Unaudited) continued	May 31, 2022

Privacy Principles of Guggenheim Active Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Active Allocation Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Active Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gug or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gug.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 223

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Partners Advisors, LLC

The Investment Adviser engaged Guggenheim Partners Advisors, LLC to provide investment sub-advisory services to the Fund, effective April 29, 2022. Guggenheim Partners Advisors, LLC assists the Investment Adviser in the supervision and direction of the investment strategy of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions. The Investment Adviser, and not the Fund, compensates Guggenheim Partners Advisors, LLC for these services.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/22)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GUG-AR-0522

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)       The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)       Not applicable.

(f)       (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate Audit Fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $82,400 and $0 for the fiscal years ended May 31, 2022, and May 31, 2021, respectively.

(b) Audit-Related Fees: the aggregate Audit-Related Fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $24,000 and $0 for the fiscal years ended May 31, 2022, and May 31, 2021, respectively.

(c) Tax Fees: the aggregate Tax Fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $13,003 and $0 for the fiscal years ended May 31, 2022, and May 31, 2021, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees: the aggregate All Other Fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2022, and May 31, 2021, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

1. Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2. Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a. Pre-Approval Requirements

i. Categories of Services to be Reviewed and Considered for Pre-Approval

1. Audit Services

a. Annual financial statement audits

b. Seed audits (related to new product filings, as required)

c. SEC and regulatory filings and consents

2. Audit-Related Services

a. Accounting consultations

b. Fund merger/reorganization support services

c. Other accounting related matters

d. Agreed upon procedures reports

e. Attestation reports

f. Other internal control reports

3. Tax Services

a. Recurring tax services:

i. Preparation of Federal and state income tax returns, including extensions

ii. Preparation of calculations of taxable income, including fiscal year tax designations

iii.Preparation of annual Federal excise tax returns (if applicable)

iv.Preparation of calendar year excise distribution calculations

v. Calculation of tax equalization on an as-needed basis

vi.Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.Preparation of the estimated excise distribution calculations on an as-needed basis

viii.Preparation of calendar year shareholder reporting designations on Form 1099

ix.Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x. Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b. Permissible non-recurring tax services upon request:

i. Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii. Assistance with corporate actions and tax treatment of complex securities and structured products

iii.Assistance with IRS ruling requests and calculation of deficiency dividends

iv.Conduct training sessions for the Adviser’s internal tax resources

v. Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.RIC qualification reviews

viii.Tax distribution analysis and planning

ix.Tax authority examination services

x. Tax appeals support services

xi.Tax accounting methods studies

xii.Fund merger, reorganization and liquidation support services

xiii.Tax compliance, planning and advice services and related projects

xiv.Assistance with out of state residency status

xv.Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $37,003 and $0 for the fiscal years ended May 31, 2022 and May 31, 2021, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes; Angela Brock-Kyle; Thomas F. Lydon, Jr.; Ronald A. Nyberg; Sandra G. Sponem; and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”). Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2022:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd – Global CIO	2007	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI –Managing Partner and CIO	2007	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–2021; Managing Partner and CIO- Fixed Income - 2021- Present

Steven Brown – Senior Managing Director	2017	Guggenheim Partners Investment Management, LLC Senior Managing Director 2019- Present;Managing Director – 2016 to 2019; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.
Adam Bloch – Managing Director	2018	Guggenheim Partners Investment Management, LLC: Managing Director 2019- Present; Director – 2015- 2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.
Evan Serdensky - Director	2022	Guggenheim Partners Investment Management, LLC: Director 2018 - Present;

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2022:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	9	$ 13,454,498,593	0	$0
Other pooled investment vehicles	73	$ 13,142,403,450	43	$ 9,100,551,269
Other accounts	140	$ 165,379,442,715	15	$ 6,052,868,685

Anne B. Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	16	$ 44,855,907,059	0	$0
Other pooled investment vehicles	6	$ 3,396,075,180	3	$ 2,064,877,547
Other accounts	105	$ 152,904,882,859	2	$ 786,158,709

Steven Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	15	$ 43,468,956,782	0	$ 0
Other pooled investment vehicles	6	$ 3,396,075,180	3	$ 2,064,877,547
Other accounts	35	$ 17,950,992,422	3	$ 693,819,282

Adam Bloch:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	21	$ 43,652,610,049	0	$ 0
Other pooled investment vehicles	6	$ 3,396,075,180	3	$ 2,064,877,547
Other accounts	35	$ 17,950,992,422	3	$ 693,819,282

Evan Serdensky:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	1	$ 818,880,490	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2022:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne B. Walsh	$100,001-$500,000
Steven Brown	None
Adam Bloch Evan Serdensky	None None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Active Allocation Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: November 22, 2022

By: /s/ James M. Howley

Name: James M. Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: November 22, 2022